UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds

(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
360 Park Avenue South
New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

THE ALGER FUNDS SEMI-ANNUAL REPORT APRIL 30, 2021 (UNAUDITED)

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	April 30, 2021

Dear Shareholders,

Recent Market Performance Masks the Appeal of Industry Disrupters

In our opinion, unprecedented amounts of fiscal and monetary stimulus, anticipation of a grand re-opening of the economy and the widespread digitization of business models has resulted in investors assessing two possible approaches to pursuing investments that can benefit from a growing economy. One approach involves conducting in-depth fundamental research to find companies with strong earnings that are using innovation to create secular growth, including in industries such as leisure and restaurants, that benefit from economic expansion. The other approach relies on, what we believe, is a flawed shortcut of investing in businesses classified as value companies to gain exposure to cyclical opportunities, or businesses that may have weak fundamentals but have potential to benefit from economic growth.

While equities of secular growth leaders underperformed value stocks during the six-month period ended April 30, 2021, we believe they have potential to generate attractive long-term performance. Therefore, we are continuing to seek companies with strong fundamentals that we believe are benefiting from developing innovative products and services.

Optimism Supports Markets

In the U.S., the S&P 500 Index generated a 28.85% return for the aforementioned six-month reporting period. Value indices outperformed the broad market, with the Russell 3000 Value Index gaining 37.84% and small cap value leading, as indicated by the 59.17% return of the Russell 2000 Value Index, as investors pursued cyclical companies. Nevertheless, the Russell 1000 Growth Index, which trailed other U.S. equity benchmarks, generated a 24.31% return. During the six-month reporting period, cyclical sectors such as Energy, Materials and Industrials outperformed the broad market, while higher interest rates supported the performance of the Financials sector. Broadly speaking, investors sold shares of companies that had led markets for most of 2020, including companies that experienced increased demand for technology that enables social distancing, such as e-commerce and remote working.

During the reporting period, the rapid development of Covid-19 vaccines and progress toward inoculating individuals supported investor optimism that economic shutdowns and other measures to contain the pandemic will be curtailed or eliminated. Simultaneously, analysts upgraded their outlook for 2021 earnings growth, while the prospect of additional fiscal stimulus was also a tailwind as Joe Biden captured the presidency. President Biden eventually succeeded in gaining approval of a $1.9 trillion coronavirus relief package that includes $1,400 checks for eligible individuals. President Biden also signaled his commitment to further prime the economy with a proposed $2.3 trillion infrastructure program.

Inflation and Valuations Spark Volatility

Optimism was occasionally dampened by fears that strong economic growth and stimulus spending could spark inflation, even though the Federal Reserve has maintained that inflationary pressures may be transitory and signaled that it is unlikely to curtail monetary stimulus prematurely. After dipping into negative territory during portions of 2020, inflation crept up to approximately 2% during the reporting period, the same benign level that existed in 2019. Valuations also sparked concern among some investors, with the S&P 500 forward price-to-earnings ratio climbing from 13.1 times in late March of 2020 to 21.7 times earnings as of April 30 of this year compared to the 20-year average of 15.4 times.

We believe, however, that other valuation metrics, such as free cash flow and the equity risk premium, are encouraging. Due to what we believe are outdated accounting standards, corporations’ growing investments in intangible assets, such as software, marketing algorithms, research and patents are expensed rather than capitalized, causing earnings to decline relative to free cash flow, which is the amount of cash remaining after expenditures for operations and the maintenance of capital assets. Free cash flow as a percentage of net income during the past three years has been 111% and has increased substantially since the 1990’s when it was typically 75%, which depicts stocks as more attractively valued compared to the P/E metric. The equity risk premium, which measures investors’ required rate of return above the prevailing risk-free interest rate, furthermore, was only 4.8% for the S&P 500 as of April 30, 2021, which we believe is attractive from a historical perspective.

International Markets Also Advance

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index, the MSCI ACWI Index and the MSCI Emerging Markets Index returning 27.66%, 28.56% and 23.09%, respectively. Optimism about a global economic recovery combined with increasing supplies of the Covid-19 vaccines supported markets, while rising commodity prices were an additional tailwind for certain emerging market countries. The price of West Texas Intermediate crude oil, for example, increased from $35 a barrel to
$63.50 a barrel during the reporting period.

Choosing the Path Forward

We believe the post-pandemic economic recovery is benefiting from not only scaling back or eliminating social distancing requirements, but also from the strength of the U.S. consumer. The strong performance of equities and increasing home values during the past year have helped household net worth climb to $130 trillion, a sizeable amount that as of April 30, 2021, was expected to have increased by approximately 20%, or $25 trillion, in the first quarter of this year. If Americans spend 2% of that increased wealth, approximately
$500 billion would surge through the economy, boosting GDP by 2.5%. At the same time, stimulus checks are only now starting to work their way through the economy.

As estimates for GDP growth climb and U.S. personal savings grow, it may be tempting to embrace cyclical stocks typically classified as value stocks in anticipation of strong economic expansion. At Alger, however, we are continuing to take a long-term approach that involves seeking growth companies with strong fundamentals that are using innovation to disrupt their specific industries.

First, value market rallies have historically been short-lived, which illustrates the difficulty of successfully timing value trades.

•
The Trump election in the fall of 2016 resulted in the Russell 3000 Value Index rising 6% relative to the Russell 3000 Growth Index, as investors priced in lower corporate tax rates which benefit more domestically oriented companies like banks and retailers. Approximately half of the rally was concentrated in the two weeks after the election.

•
When worries about the longevity of the European Union subsided in the spring of 2012, the Russell 3000 Value Index rallied over 8% relative to the growth benchmark through mid-2013. More than half of that move occurred in late 2012 and early 2013.

•	After the Global Financial Crisis, the Russell 3000 Value Index rose over 4% relative to the Russell 3000 Growth Index in the summer of 2009, but most of the rally took place over only one month.

Importantly, these value rallies occurred within a long structural downward period for value underperformance, with the Russell 3000 Value Index generating an annualized return of 11.04% for the 10-year period ended April 30, 2021, compared to the 16.7% annualized return of the Russell 3000 Growth Index. Additionally, we maintain that broader structural issues, including what we believe is the outdated practice of not fully valuing intangible assets, has made the common practice of using price-to-book ratios in classifying stocks as value equities obsolete.

Finally, growth companies are often leaders in innovation and can potentially benefit from corporations increasingly digitizing their business models, which over the years has become a competitive necessity. Indeed, during earnings calls, businesses are emphasizing the need to digitize rather than increase their exposure to more discretionary services or products within their respective industries. We believe that the intersection of digital innovation and certain end markets that may benefit from economic growth may be attractive for investors. These may include travel and leisure stocks, restaurant stocks, retailers or even certain commercial real estate and energy companies.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 21.45% for the fiscal six-month period ended April 30, 2021, compared to the 24.31% return of the Russell 1000 Growth Index. Effective February 11, 2021, Alger Chief Executive Officer and Portfolio Manager, Daniel C. Chung, CFA, joined the portfolio management team of the Fund.

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Healthcare.

Contributors to Performance

The Financials and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Alphabet, Inc., Cl. C; Apple, Inc.; Amazon.com, Inc.; and Visa, Inc., Cl. A were among the contributors to absolute performance. We believe that Microsoft is a “Positive Dynamic Change” beneficiary of corporate America’s transformative digitization. Microsoft’s enterprise cloud product, Azure, is rapidly growing and accruing market share. Recently, Microsoft reported that Azure grew 50% during the fourth quarter of 2020. This high unit volume growth is a primary driver of the company’s higher share price, but Microsoft’s operating execution has enabled notable margin expansion that has also helped to increase forward earnings estimates. Microsoft’s subscription-based software offerings and cloud computing services have not been entirely immune to the pandemic-related economic slowdown but are resilient because they enhance customers’ growth initiatives and help them to reduce costs.

Additionally, investors appreciate Microsoft’s strong free cash flow generation and its return of cash to shareholders in the form of dividends and share repurchases.

Detractors from Performance

The Healthcare and Consumer Discretionary sectors were among the sectors that detracted from relative performance. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; Humana, Inc.; Coinbase Global, Inc., Cl. A; salesforce.com, inc.; and Discovery, Inc., Cl. A were among the top detractors from absolute performance. Alibaba is the dominant e-commerce platform in the Chinese economy where e-commerce remains underpenetrated and fast growing. It is also a leading player in China’s cloud computing, big data analytics, digital media and entertainment markets. The Fund owns Alibaba shares because of the large addressable market opportunities in e-commerce and cloud computing, as well as the company’s potential for exploiting those opportunities due to state-enacted barriers that block meaningful foreign competitors. Unfortunately, the Chinese communist party has exhibited increased regulatory oversight of Alibaba, which precluded the company from consummating a value-creating IPO of ANT Financial, its formidable fintech platform. As a result of this near-term regulatory uncertainty, the Alibaba investment detracted from portfolio performance.

Alger 25 Fund

The Alger 25 Fund generated a 23.39% return during the fiscal six-month period ended April 30, 2021, compared to the 28.85% return of the S&P 500 Index. As of February 11, 2021, Dr. Ankur Crawford, Alger executive vice president and portfolio manager is no longer the manager of the Fund. She has been replaced by Alger Chief Executive Officer and Portfolio Manager Daniel C. Chung, CFA.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The Fund had no exposure to Energy or Utilities sectors and negligible exposure to Consumer Staples and Real Estate sectors. The Information Technology and Communication Services sectors provided the greatest contributions to relative performance.

Regarding individual positions, Applied Materials, Inc.; Alphabet, Inc., Cl. C; Microsoft Corp.; PayPal Holdings, Inc.; and Apple, Inc. were among the contributors to absolute performance. Shares of Microsoft performed strongly in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

Among sectors, the Financials and Industrials sectors were the largest detractors from absolute performance. Regarding individual positions, Alibaba Group Holding Ltd. Sponsored ADR; Advanced Micro Devices, Inc.; Tesla, Inc.; salesforce.com, inc.; and Pinterest, Inc., Cl. A were among the top detractors from absolute performance. Shares of Alibaba underperformed in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger 35 Fund

The Alger 35 Fund generated a 28.99% return during the fiscal six-month period ended April 30, 2021, compared to the 28.85% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology. The Fund had no exposure to Materials, Utilities or Energy sectors.

Contributors to Performance

The Information Technology and Communication Services sectors provided the greatest contributions to relative performance. Regarding individual positions, Genius Sports Ltd.; US Foods Holding Corp.; Tesla, Inc; Applied Materials, Inc.; and Alphabet, Inc., Cl. C were among the contributors to absolute performance. Alphabet is a leading search provider and is a beneficiary of the shift of advertising dollars from traditional mediums like television, radio and newspapers, to digital platforms. The company is a leader in implementing artificial intelligence and autonomous vehicles, and it owns the highly popular YouTube property. Despite regulatory scrutiny by the U.S. Department of Justice (DOJ) and state attorney generals, Alphabet’s strong results have driven its share price higher. Results of the company’s search service and YouTube have exceeded expectations driven by increasing advertising that resulted from a strengthening economy. Additionally, the company’s earnings exhibited strong operating leverage as costs have moved only slightly higher. Finally, the share price of Alphabet responded favorably to an anti-trust lawsuit filed by the DOJ against the company because the litigation was more limited in scope than anticipated, primarily alleging that the company has improperly established agreements with various phone makers, including Apple, to ensure that Google is the default search engine across devices.

Detractors from Performance

The Financials sector and the Fund’s lack of Energy holdings detracted from relative performance. Regarding individual positions, Magnite, Inc.; Quidel Corp.; Datadog, Inc., Cl. A; Enphase Energy, Inc.; and Alibaba Group Holding, Ltd. Sponsored ADR were among the top detractors from absolute performance. Quidel develops, manufactures and markets rapid point-of-care diagnostic solutions worldwide that are used for infectious disease, cardiac and toxicology testing. Quidel’s solutions are mainly used at point-of-care locations, such as physicians’ offices, hospitals, urgent care clinics, pharmacies, wellness screening clinics and clinical laboratories when quality, highly sensitive, low-cost, easy-to-use and fast diagnosis is particularly important. Shares of the company underperformed due to general concern that Covid-19 vaccines will result in decreased demand for Quidel’s Covid-19 testing products. We believe potential exists for demand to decrease in 2022, but Covid-19 testing is still experiencing strong utilization while vaccines are being distributed, a process that can potentially last throughout 2021, in our view. In addition, Alger believes the need for testing can potentially last longer than the market is currently assuming. Quidel has a significantly enhanced position in rapid point-of-care infectious disease testing, with a significant number of new instrument customers as a result of the pandemic. Quidel also has a robust product pipeline outside of Covid-19, including the expected launch of its Savanna instrument by mid-2021 to offer rapid molecular testing with a panel of up to 8 to 12 tests at a time from a single patient sample. Additionally, Covid-19 testing has allowed Quidel to build a sizable cash position, which it can potentially deploy on accretive mergers and acquisitions.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 29.42% for the fiscal six-month period ended April 30, 2021, compared to the 28.85% return of the S&P 500 Index. As of March 1, 2021, Alger Chief Executive Officer and Portfolio Manager Daniel C. Chung, CFA, who was one of two managers of the Fund, no longer serves as one of the managers.

During the reporting period, the largest portfolio sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Financials and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corp.; JPMorgan Chase & Co.; Apple, Inc.; Morgan Stanley; and Alphabet, Inc., Cl. C were among the contributors to absolute performance. Shares of Alphabet performed strongly in response to developments identified in the Alger 35 Fund discussion.

Detractors from Performance

The Consumer Discretionary and Industrials sectors were the most significant detractors from relative performance. Regarding individual positions, General Motors Company; Procter & Gamble Company; Southern Copper Corp.; Viatris, Inc.; and Best Buy Co., Inc. were among the top detractors from absolute performance. Alger believes that General Motors (GM) leads a small group of legacy automakers that are not only demonstrating effective electric vehicle strategies, but also rethinking the way their businesses work to make for more profitable, less cyclical financial profiles over time. The car will no longer represent a discrete, low-margin hardware sale; instead, like smartphones, cars will become conduits for high-value software, and we believe that there is potential for GM to enter new addressable markets like energy storage. GM has been valued as a low-margin cyclical for most of its history, and in recent years, there has been substantial concern that it will be difficult for the company to compete as electric vehicles become more prevalent. Alger believes that GM will not only keep up but build a much more profitable business in the future.

GM’s share price increased during the reporting period due to a cyclical recovery in the automobile industry, but the position detracted from performance as the portfolio holding was underweight during the period in which the share price rose the most.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 28.90% for the fiscal six-month period ended April 30, 2021, compared to the 24.84% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Consumer Discretionary and the largest underweight was Information Technology.

Contributors to Performance

The Communication Services and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, US Foods Holding Corp.; Magnite, Inc.; Farfetch Ltd., Cl. A; Bio-Techne Corp.; and Roku, Inc., Cl. A were among the contributors to absolute performance. Magnite is an advertising technology company serving as a supply side platform for publishers. The platform helps publishers such as network television stations or cable news providers automate the sale of digital advertising inventory across different formats and channels, like desktop, mobile, video, audio, connected TV and over-the-top TV. Publishers monetize their digital advertising inventory by using Magnite’s platform to access a global market of ad buyers, including advertising agencies that use supply side platforms. Magnite also helps sellers decrease costs and protect their brands and user experience.

Magnite receives advertising inventory from sellers and optimizes publishers’ revenue yields by processing the highest buyer bids. Currently, Magnite keeps approximately 14% of ad spend as revenue (i.e. take rate) and passes on the remainder of the ad spend to publishers. Magnite’s clients include many of the world’s leading publishers of websites and mobile applications and the company believes that its platform reaches approximately 1 billion individuals globally. Shares of Magnite outperformed due to stronger-than-expected fourth quarter results driven by a rapid recovery in digital advertising. Additionally, the company acquired SpotX, its largest competitor in connected TV. The combination makes Magnite the industry’s largest independent supply side platform and a much larger connected TV player. Alger believes connected TV is the most exciting part of the digital ad market and is in the early days of growth, including capturing market share from linear TV.

Detractors from Performance

The Information Technology and Healthcare sectors were among the sectors that detracted from relative performance. Regarding individual positions, Quidel Corp.; BigCommerce Holdings, Inc.; DermTech, Inc.; Datadog, Inc., Cl. A; and Silver Spike Acquisition Corp., Cl. A were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Mid Cap Focus Fund

Class I shares of the Alger Mid Cap Focus Fund generated a 34.86% return for the fiscal six- month period ended April 30, 2021, compared to the 24.84% return of the Russell Midcap Growth Index.

Contributors to Performance

During the quarter, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Information Technology. The Communication Services and Consumer Discretionary sectors provided the largest contributions to relative performance.

Regarding individual positions Roku, Inc., Cl. A; Magnite, Inc.; MicroStrategy, Inc., Cl. A; Cloudflare, Inc., Cl. A; and Penn National Gaming, Inc. were among the contributors to absolute performance. Shares of Magnite outperformed in response to developments identified in the Alger Mid Cap Growth discussion.

Detractors from Performance

The Healthcare and Materials sectors were among the top detractors from relative performance. Regarding individual positions, Quidel Corp.; EHang Holdings Ltd. Sponsored ADR, Cl. A; ChargePoint Holdings, Inc., Cl. A; Yalla Group Ltd. Sponsored ADR, Cl. A; and Viant Technology, Inc., Cl. A were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a 34.61% return during the fiscal six-month period ended April 30, 2021, compared to the 32.00% return of the Russell 2500 Growth Index.

During the reporting period, the largest portfolio sector weightings were Information Technology and Healthcare. The largest sector overweight was Financials. The Fund had no exposure to Communication Services, Consumer Staples, Materials or Utilities.

Contributors to Performance

The Financials and Healthcare sectors provided the greatest contributions to relative performance. Regarding individual positions, Progyny, Inc.; Upstart Holdings, Inc.; Signature Bank; Natera, Inc.; and Cerence, Inc. were among the contributors to absolute performance. Upstart operates a cloud-based artificial intelligence (AI) lending platform. The platform aggregates consumer demand for loans and connects it to the company’s network of AI-enabled bank partners. The technology connects consumers, banks and institutional investors through a shared AI lending platform. Upstart’s stock price increased after the company’s December IPO due to anticipation that the company will see increasing demand for its services. With Americans receiving stimulus checks, banks have received an increased volume of deposits and could potentially turn to Upstart to find borrowers for the cash.

Detractors from Performance

The Information Technology and Consumer Discretionary sectors were the largest detractors from relative performance. Regarding individual positions, Quidel Corp.; Berkeley Lights, Inc; BigCommerce Holdings, Inc; Viant Technology, Inc., Cl. A; and Silver Spike Acquisition Corp., Cl. A were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned 27.92% for the fiscal six-month period ended April 30, 2021, compared to the 37.84% return of the Russell 2000 Growth Index. During the reporting period, the largest portfolio sector weightings were Healthcare and Information Technology. The largest sector overweight was Information Technology and the largest underweight was Industrials.

Contributors to Performance

The Communication Services and Energy sectors provided the greatest contributions to relative performance.

Regarding individual positions, Bio-Techne Corp.; Farfetch Ltd., Cl. A; Magnite, Inc.; HubSpot, Inc.; and CareDx, Inc. were among the contributors to absolute performance. CareDx provides high-value and differentiated diagnostic surveillance products for patients receiving organ or stem cell transplants. CareDx’s diagnostic tests can increase the chances of successful transplants by facilitating a better match between donors and recipients of stem cells and organs. In post-transplant diagnostics, CareDx offers tests for monitoring signs of rejection in kidney and heart transplant patients. Shares of CareDx outperformed the broad market due to stronger-than-expected third quarter revenues and earnings and a sizable increase in reimbursement rates from insurers for its heart transplant surveillance testing. The increase is a result of Medicare finalizing its reimbursement pricing for the testing. Despite potential Covid-19 pandemic impacts to its business, CareDx continues to execute well by responding to patients’ needs with innovative products.

Detractors from Performance

The Industrials and Healthcare sectors were among the sectors that detracted from results. Regarding individual positions, Quidel Corp.; Tandem Diabetes Care, Inc.; Livongo Health, Inc.; eHealth, Inc.; and BigCommerce Holdings, Inc. were among the most significant detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned 22.77% during the fiscal six-month period ended April 30, 2021, compared to the 37.84% return of the Russell 2000 Growth Index. During the reporting period, the Healthcare and Information Technology sectors were the largest portfolio sector weightings. The largest sector overweight was Healthcare. The Fund had no exposure to Financials, Materials, Real Estate or Utilities and insignificant exposure to Energy and Consumer Staples.

Contributors to Performance

The Fund had no exposure to Financials, Materials, Real Estate or Utilities and insignificant exposure to Energy and Consumer Staples. The Healthcare sector provided the greatest contribution to relative performance.

Regarding individual positions Natera, Inc.; CareDx, Inc.; AtriCure, Inc.; Bio-Techne Corp.; and Cantel Medical Corp. were among the most significant contributors to absolute performance. Natera is a leading provider of genetic diagnostic tests used in the large reproductive medicine, oncology and organ transplant markets. We believe these markets are underpenetrated. Natera’s technology is augmented with software algorithms, bioinformatics and artificial intelligence to improve the detection of diseases and deliver clinically actionable information, thereby addressing significant unmet medical needs and ultimately saving lives. Natera is a highly innovative company that has consistently invested 20% of its revenue in research and development.

In the early portion of the six-month reporting, Natera reported stronger-than-expected financial results for the three-month period ended September 30, 2020, driven by strong test volume. The quarterly results benefited, in part, from the two leading reproductive medicine societies in the U.S. issuing a positive joint opinion that recommends non-invasive prenatal testing (NIPT) for all pregnancies. As a result, UnitedHealthcare and Aetna, who were the two large national payors that didn’t provide reimbursement for the service, finally adopted formal coverage of NIPT.

Detractors from Performance

The Industrials sector was the most significant detractor from relative performance. Regarding individual positions, Quidel Corp.; Berkeley Lights, Inc.; BigCommerce Holdings, Inc.; Viant Technology, Inc., Cl. A; and Silver Spike Acquisition Corp., Cl. A. were the largest detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund recorded a 21.05% return for the fiscal six-month period ended April 30, 2021, compared to the 27.66% return of the MSCI ACWI ex USA Index.

Contributors to Performance

During the quarter, the largest portfolio sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. The Information Technology and Consumer Discretionary sectors provided the greatest contributions to relative performance. From a country perspective, the Netherlands, Hong Kong, France, Italy and China were among the most significant contributors to relative performance.

Regarding individual positions, ASML Holding NV; Lasertec Corp.; LVMH Moet Hennessy Louis Vuitton SE; Samsonite International S.A.; and EQT AB were among the contributors to absolute performance. ASML Holding is a global leader in advanced semiconductor lithography equipment. Increased demand for new semiconductors is increasing demand for ASML’s cutting edge extreme ultraviolet (EUV) lithography, which is a technology that is critical to the newest generation of chip development. Investors continue to push the company’s stock valuations higher on the back of the 100% monopoly market share ASML has built. A favorable backdrop involving supply and demand combined with strong share buyback activity continued to support the performance of ASML shares in the first quarter of 2021 as investors updated expectations around 2022 tool deliveries.

Detractors from Performance

The Financials and Materials sectors were among the sectors that detracted from results. From a country perspective, Brazil, South Korea, Germany, Australia and the United Kingdom were among the top detractors from relative performance.

Regarding individual positions, Kogan.com Ltd.; Vinci Partners Investments Ltd., Cl. A; Appen Ltd.; InPost S.A.; and Unifiedpost Group SA were among the top detractors from absolute performance. Kogan.com is one of Australia’s largest pure-play online retailers of consumer electronics, general merchandise and adjacent services with its own private label and third-party brands. Kogan is benefitting from the structural shift toward e-commerce and during the second half of 2020, the company’s gross sales and gross profit climbed 96% and 120%, respectively, year over year. However, monthly sequential numbers normalized as calendar year 2020 progressed and a combination of cost pressures and transitory charges related to logistics, personal protective equipment and compensation awards resulted in a deceleration of EBITDA growth. While website data and app downloads showed continued strong momentum, the stock took a breather in the first quarter of this year after generating an extremely strong 2020 return. Investors during the first quarter of 2021 assessed challenging comparables for the second half of this year. However, Alger believes the company’s potential growth runway and secular drivers remain intact.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 17.35% for the fiscal six-month period ended April 30, 2021, compared to the 28.85% return of the S&P 500 Index and the 20.65% return of the Russell 3000 Healthcare Index.

Contributors to Performance

Regarding individual positions, UnitedHealth Group Inc.; Bio-Techne Corp.; Natera, Inc.; Guardant Health, Inc.; and Moderna, Inc. were among the contributors to absolute performance. Bio-Techne develops, manufactures and sells biotechnology reagents, clinical diagnostic products and instruments for medical research and clinical diagnostic applications. With its deep product portfolio and application expertise, Bio-Techne provides life science customers with innovative, high-quality scientific tools to better understand biological processes and drive discovery of diagnostic and therapeutic products. Bio-Techne also sells a portfolio of assays, or clinical molecular diagnostic oncology products, including a test used in the diagnosis of prostate cancer. Shares of Bio-Techne outperformed the broad market during the first quarter of 2021 due to stronger-than-expected earnings for the company’s fiscal second quarter. Bio-Techne delivered core organic growth of 19%, substantially exceeding expectations. Bio-Techne experienced a faster-than-expected rebound in demand from academic customers, while demand from biopharmaceutical customers remained robust. Bio-Techne’s stronger revenue performance drove higher margins and earnings.

Detractors from Performance

Quidel Corporation; Livongo Health, Inc.; Invitae Corp.; Berkeley Lights, Inc.; and Mirati Therapeutics Inc. were among the top detractors from absolute performance. Shares of Quidel underperformed in response to developments identified in the Alger 35 Fund discussion

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above other than the Alger 25 Fund, the Alger 35 Fund and the Alger Mid Cap Focus Fund represents the return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 25 Fund represents Class Z shares. Performance for the Alger 35 Fund represents Class P shares. Performance for the Alger Mid Cap Focus Fund represents Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2021. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period ended April 30, 2021.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger 25 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investments in the Consumer Discretionary Sector may be affected by domestic and international economies, consumer’s disposable income, consumer preferences and social trends. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher relative to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Income- producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus and summary prospectus containing this and other information or for the Alger Funds’ most recent month-end performance data, visit www.alger. com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Definitions:

•	The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•
The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

•
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•
The MSCI ACWI ex USA Index (gross) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

•
The Morgan Stanley Capital International (MSCI) Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•
The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries.

•
The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. equity market.

•
The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•
The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell's leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•
The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

•
The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

FUND PERFORMANCE AS OF 3/31/21 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	52.80%	19.44%	15.32%	10.90%
Alger Capital Appreciation Class C (Inception 7/31/97)*	59.05%	19.84%	15.08%	10.72%
Alger Capital Appreciation Class Z (Inception 12/29/10)	61.76%	21.14%	16.33%	16.64%
Alger 25 Fund Class Z (Inception 12/28/17)**	65.39%	n/a	n/a	22.82%
Alger 35 Fund Class P (Inception 3/29/18)	84.94%	n/a	n/a	28.61%
Alger 35 Fund Class P-2 (Inception 10/31/18)	84.60%	n/a	n/a	34.46%
Alger Growth & Income Class A (Inception 12/31/96)	45.50%	13.74%	12.21%	8.97%
Alger Growth & Income Class C (Inception 7/31/97)*	51.41%	14.11%	11.96%	8.79%
Alger Growth & Income Class Z (Inception 3/1/12)	54.14%	15.37%	n/a	13.50%
Alger Mid Cap Growth Class A (Inception 12/31/96)	86.57%	21.11%	13.26%	10.43%
Alger Mid Cap Growth Class B (Inception 5/24/93)	91.97%	21.74%	13.19%	10.39%
Alger Mid Cap Growth Class C (Inception 7/31/97)*	94.28%	21.45%	12.93%	9.78%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	97.42%	22.77%	n/a	16.23%
Alger Mid Cap Focus Class I (Inception 6/14/19)	106.73%	n/a	n/a	46.77%
Alger Mid Cap Focus Class Y (Inception 2/26/21)	n/a	n/a	n/a	(4.65)%
Alger Mid Cap Focus Class Z (Inception 6/14/19)	107.13%	n/a	n/a	47.10%
Alger Weatherbie Specialized Growth Class A (Inception 5/8/02)	84.35%	24.73%	14.37%	11.69%
Alger Weatherbie Specialized Growth Class C (Inception 5/8/02)	92.28%	25.15%	14.12%	11.48%
Alger Weatherbie Specialized Growth Class I (Inception 8/5/07)	94.58%	26.14%	15.02%	12.07%
Alger Weatherbie Specialized Growth Class Y (Inception 8/31/17)	95.32%	n/a	n/a	28.01%
Alger Weatherbie Specialized Growth Class Z (Inception 12/29/10)	95.28%	26.52%	15.38%	16.00%
Alger Small Cap Growth Class A (Inception 12/31/96)	77.55%	25.19%	13.58%	7.55%
Alger Small Cap Growth Class B (Inception 11/11/86)	82.86%	25.75%	13.58%	7.53%
Alger Small Cap Growth Class C (Inception 7/31/97)*	85.21%	25.51%	13.22%	7.39%
Alger Small Cap Growth Class Z (Inception 12/29/10)	88.14%	27.01%	14.54%	15.14%
Alger Small Cap Focus Class A (Inception 3/3/08)	57.42%	24.97%	14.49%	12.68%
Alger Small Cap Focus Class C (Inception 3/3/08)	64.03%	25.40%	14.30%	12.39%
Alger Small Cap Focus Class I (Inception 3/3/08)	66.27%	26.35%	15.25%	13.31%
Alger Small Cap Focus Class Y (Inception 2/28/17)	66.75%	n/a	n/a	25.84%
Alger Small Cap Focus Class Z (Inception 12/29/10)	66.75%	26.71%	15.57%	16.12%
Alger International Focus Class A (Inception 12/31/96)	61.15%	10.52%	6.96%	6.14%
Alger International Focus Class B (Inception 11/11/86)	65.48%	11.04%	6.93%	6.11%
Alger International Focus Class C (Inception 7/31/97)*	67.85%	10.82%	6.67%	5.97%
Alger International Focus Class I (Inception 5/31/13)	70.48%	11.93%	n/a	8.22%
Alger International Focus Class Z (Inception 12/29/10)	70.68%	12.21%	7.98%	8.28%
Alger Health Sciences Fund Class A (Inception 5/1/02)	35.42%	19.68%	14.63%	12.68%
Alger Health Sciences Fund Class C (Inception 5/1/02)	40.86%	20.05%	14.36%	12.45%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	43.38%	21.42%	n/a	12.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. A Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Prior to August 7, 2015, the Alger Small Cap Focus Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.

Before March 28, 2018, the Alger International Focus Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013 the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

Previously, the Alger Growth & Income Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund.” Performance prior to April 1, 2011 does not reflect the Fund’s current investment objective and strategies.

From August 30, 2017 to September 30, 2019, the Alger Weatherbie Specialized Growth Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel.

Prior to February 11, 2021, the Alger 25 Fund was managed by a different portfolio manager. Performance prior to February 11, 2021 does not reflect the Fund’s current investment personnel. Effective March 1, 2021, Class P shares of the Alger 25 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares.

*
Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.

**
On March 1, 2021, Class P-2 Shares of Alger 25 Fund were converted into Class P Shares of Alger 25 Fund. Immediately thereafter, Class P Shares of Alger 25 Fund were reclassified as Class Z Shares. Historical performance prior to March 1, 2021 is that of the Fund's Class P shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 11/1/1993
Class A (Inception 12/31/96)	41.68%	21.21%	15.59%	11.15%
Class C (Inception 7/31/97)*	47.43%	21.62%	15.33%	10.96%
Russell 1000 Growth Index	51.41%	22.88%	17.02%	9.87%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	50.03%	22.95%	16.59%	17.20%
Russell 1000 Growth Index	51.41%	22.88%	17.02%	17.43%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS Z SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 25 Fund Class Z shares and the S&P 500 Index (an unmanaged index of common stocks) from December 28, 2017, the inception date of the Alger 25 Fund, through April 30, 2021. Prior to February 11, 2021, the Alger 25 Fund was managed by a different portfolio manager. Performance prior to February 11, 2021 does not reflect the Fund's current investment personnel. Effective March 1, 2021, Class P shares of the Alger 25 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to March 1, 2021 is that of the Fund's Class P shares. Figures for the Alger 25 Fund Class Z shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 25 Fund Class Z shares also include reinvestment of capital gains.

ALGER 25 FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/28/2017
Class Z (Inception 12/28/17)	55.34%	n/a	n/a	25.05%
S&P 500 Index	45.98%	n/a	n/a	16.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Prior to February 11, 2021, the Alger 25 Fund was managed by a different portfolio manager. Performance prior to February 11, 2021 does not reflect the Fund's current investment personnel. Effective March 1, 2021, Class P shares of the Alger 25 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund's Class P shares. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS P SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class P shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class P shares, through April 30, 2021. Figures for the Alger 35 Fund Class P shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class P shares also include reinvestment of capital gains. Performance for the Alger 35 Fund Class P-2 shares will vary from results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 3/29/2018
Class P (Inception 3/29/18)	70.26%	n/a	n/a	30.53%
S&P 500 Index	45.98%	n/a	n/a	18.24%

	1 YEAR	5 YEARS	10 YEARS	Since 10/31/2018
Class P-2 (Inception 10/31/18)	70.08%	n/a	n/a	36.78%
S&P 500 Index	45.98%	n/a	n/a	21.21%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	35.95%	14.81%	12.38%	9.15%
Class C (Inception 7/31/97)*	41.46%	15.18%	12.13%	8.97%
S&P 500 Index	45.98%	17.42%	14.17%	9.41%

	1 YEAR	5 YEARS	10 YEARS	Since 3/1/2012
Class Z (Inception 3/1/12)	44.04%	16.45%	n/a	13.97%
S&P 500 Index	45.98%	17.42%	n/a	15.23%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Previously, Alger Growth & Income Fund followed a different investment objective and different strategies under the name "Alger Balanced Fund." Performance prior to April 1, 2011 does not reflect the Fund's current investment objective and strategies. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	67.42%	22.22%	13.29%	10.57%
Class B (Inception 5/24/93)	72.05%	22.91%	13.24%	10.54%
Class C (Inception 7/31/97)*	74.32%	22.54%	12.96%	9.92%
Russell Midcap Growth Index	53.97%	19.70%	14.33%	10.43%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	77.22%	23.89%	n/a	16.76%
Russell Midcap Growth Index	53.97%	19.70%	n/a	15.22%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through April 30, 2021. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class Y and Class Z shares will vary from the results shown above due to differences in the expenses that the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 6/14/2019
Class I (Inception 6/14/19)	83.29%	n/a	n/a	46.16%
Class Z (Inception 6/14/19)	83.77%	n/a	n/a	46.50%
Russell Midcap Growth Index	53.97%	n/a	n/a	26.72%

	1 YEAR	5 YEARS	10 YEARS	Since 2/26/2021
Class Y (Inception 2/26/21)	n/a	n/a	n/a	(2.37)%
Russell Midcap Growth Index	n/a	n/a	n/a	3.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. From August 30, 2017 to September 30, 2019, the Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name "Alger SMid Cap Growth Fund" and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)	62.99%	25.82%	14.57%	11.97%
Class C (Inception 5/8/02)	69.92%	26.24%	14.32%	11.76%
Class I (Inception 8/5/07)*	72.16%	27.23%	15.22%	12.35%
Russell 2500 Growth Index	67.27%	20.51%	14.21%	11.42%

	1 YEAR	5 YEARS	10 YEARS	Since 8/30/2017
Class Y (Inception 8/30/17)	72.76%	n/a	n/a	29.28%
Russell 2500 Growth Index	67.27%	n/a	n/a	21.64%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	72.68%	27.63%	15.58%	16.50%
Russell 2500 Growth Index	67.27%	20.51%	14.21%	15.07%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named "Alger SMid Cap Focus Fund." Prior to August 30, 2017, the Fund followed different investment strategies under the name "Alger SMid Cap Growth Fund" and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

*	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	56.33%	25.90%	13.55%	7.70%
Class B (Inception 11/11/86)	59.99%	26.49%	13.55%	7.69%
Class C (Inception 7/31/97)*	62.74%	26.23%	13.18%	7.55%
Russell 2000 Growth Index	69.15%	18.89%	12.86%	8.31%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	65.40%	27.72%	14.51%	15.47%
Russell 2000 Growth Index	69.15%	18.89%	12.86%	13.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)	44.80%	26.06%	14.69%	13.13%
Class C (Inception 3/3/08)	50.75%	26.49%	14.49%	12.84%
Class I (Inception 3/3/08)	52.89%	27.44%	15.45%	13.76%
Russell 2000 Growth Index	69.15%	18.89%	12.86%	12.35%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2017
Class Y (Inception 2/28/17)	53.37%	n/a	n/a	27.18%
Russell 2000 Growth Index	69.15%	n/a	n/a	17.71%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	53.32%	27.84%	15.76%	16.69%
Russell 2000 Growth Index	69.15%	18.89%	12.86%	13.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name "Alger Growth Opportunities Fund" and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund's current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended April 30, 2021. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named "Alger Large Cap Growth Fund," and from May 31, 2013 to August 15, 2018 the Fund was named "Alger International Growth Fund." Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)	50.17%	10.94%	7.02%	6.27%
Class B (Inception 11/11/86)	53.79%	11.49%	7.00%	6.25%
Class C (Inception 7/31/97)*	56.24%	11.24%	6.73%	6.10%
MSCI AC World Index ex USA	43.56%	10.34%	5.22%	6.06%

	1 YEAR	5 YEARS	10 YEARS	Since 5/31/2013
Class I (Inception 5/31/13)	58.64%	12.36%	n/a	8.61%
MSCI AC World Index ex USA	43.56%	10.34%	n/a	6.89%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	59.06%	12.64%	8.05%	8.59%
MSCI AC World Index ex USA	43.56%	10.34%	5.22%	5.94%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named "Alger Large Cap Growth Fund," and from May 31, 2013 to August 15, 2018 the Fund was named "Alger International Growth Fund." Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund's current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*
Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through April 30, 2021 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended April 30, 2021. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through April 30, 2021 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/21
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)	29.41%	20.95%	14.63%	13.02%
Class C (Inception 5/1/02)	34.46%	21.32%	14.36%	12.80%
Russell 3000 Healthcare Index	28.07%	15.26%	15.88%	10.27%
S&P 500 Index	45.98%	17.42%	14.17%	9.53%

	1 YEAR	5 YEARS	10 YEARS	Since 5/28/2015
Class Z (Inception 5/28/15)	36.97%	22.71%	n/a	13.42%
Russell 3000 Healthcare Index	28.07%	15.26%	n/a	11.18%
S&P 500 Index	45.98%	17.42%	n/a	14.37%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2021 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 25 Fund	Alger 35 Fund	Alger Growth & Income Fund
Communication Services	13.6%	13.9%	14.6%	13.2%
Consumer Discretionary	21.7	17.8	16.6	7.8
Consumer Staples	1.2	1.6	3.6	6.8
Energy	0.0	0.0	0.0	3.2
Financials	3.7	4.2	2.7	15.0
Healthcare	7.8	10.8	13.4	12.9
Industrials	5.2	4.2	5.7	6.3
Information Technology	45.4	46.2	41.4	25.6
Materials	1.2	0.0	0.0	1.8
Real Estate	0.2	0.0	1.9	4.4
Utilities	0.0	0.0	0.0	1.2
Short-Term Investments and Net Other Assets	0.0	1.3	0.1	1.8
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Mid Cap Growth Fund	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
Communication Services	8.1%	3.5%	0.0%	6.7%
Consumer Discretionary	19.3	18.2	13.7	14.8
Consumer Staples	1.3	3.1	0.0	2.8
Energy	0.0	1.9	2.4	1.0
Financials	2.2	4.4	18.9	1.8
Healthcare	22.1	16.6	30.5	35.8
Industrials	11.1	17.6	8.0	4.5
Information Technology	31.7	30.0	18.7	25.7
Materials	0.0	1.3	0.0	2.0
Real Estate	3.3	1.3	5.8	1.2
Short-Term Investments and Net Other Assets	0.9	2.1	2.0	3.7
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Small Cap Focus Fund	Alger Health Sciences Fund
Communication Services	1.8%	0.0%
Consumer Discretionary	9.0	0.0
Consumer Staples	1.4	0.0
Energy	0.9	0.0
Financials	0.8	0.0
Healthcare	49.4	97.6
Industrials	6.8	0.0
Information Technology	24.5	1.0
Short-Term Investments and Net Other Assets	5.4	1.4
	100.0%	100.0%

PORTFOLIO SUMMARY†
April 30, 2021 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Australia	5.3%
Belgium	1.3
China	10.1
France	12.8
Germany	4.4
Hong Kong	6.3
Hungary	2.2
India	4.6
Ireland	2.2
Italy	8.0
Japan	11.4
Netherlands	8.5
Norway	1.6
South Korea	4.3
Spain	1.7
Sweden	2.8
Switzerland	5.9
Taiwan	2.8
United Kingdom	2.4
Cash and Net Other Assets	1.4
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—99.7%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
Raytheon Technologies Corp.	122,148	$10,167,599
TransDigm Group, Inc.*	57,220	35,118,203
		45,285,802
AIR FREIGHT & LOGISTICS—0.6%
XPO Logistics, Inc.*	127,667	17,761,033
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Capri Holdings Ltd.*	172,627	9,508,295
LVMH Moet Hennessy Louis Vuitton SE	46,687	35,174,600
		44,682,895
APPAREL RETAIL—0.7%
The TJX Cos., Inc.	313,949	22,290,379
APPLICATION SOFTWARE—8.5%
Adobe, Inc.*	222,144	112,924,681
Autodesk, Inc.*	28,721	8,383,947
Cadence Design Systems, Inc.*	106,998	14,099,127
Five9, Inc.*	73,795	13,871,246
Intuit, Inc.	96,706	39,858,345
RingCentral, Inc., Cl. A*	75,545	24,095,078
salesforce.com, Inc.*	250,720	57,745,830
		270,978,254
AUTOMOBILE MANUFACTURERS—1.8%
General Motors Co.*	143,253	8,196,937
Tesla, Inc.*	69,648	49,411,077
		57,608,014
AUTOMOTIVE RETAIL—1.1%
Carvana Co., Cl. A*	57,033	16,269,233
Lithia Motors, Inc., Cl. A	45,549	17,508,125
		33,777,358
BIOTECHNOLOGY—0.2%
Vertex Pharmaceuticals, Inc.*	32,439	7,078,190
BROADCASTING—0.6%
Discovery, Inc., Cl. A*	462,112	17,403,138
CASINOS & GAMING—2.2%
DraftKings, Inc., Cl. A*	384,352	21,777,384
Flutter Entertainment PLC*	41,004	8,359,778
Las Vegas Sands Corp.*	121,409	7,437,515
MGM Resorts International	815,574	33,210,173
		70,784,850
DATA PROCESSING & OUTSOURCED SERVICES—10.0%
Fiserv, Inc.*	379,562	45,592,987
PayPal Holdings, Inc.*	362,764	95,149,370
Square, Inc., Cl. A*	98,785	24,184,544
Visa, Inc., Cl. A	652,982	152,510,476
		317,437,377
DIVERSIFIED BANKS—0.4%
Bank of America Corp.	157,869	6,398,431
JPMorgan Chase & Co.	31,952	4,914,537
		11,312,968

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	47,330	$16,335,476
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
AMETEK, Inc.	98,535	13,295,327
Eaton Corp. PLC	94,005	13,436,135
		26,731,462
FINANCIAL EXCHANGES & DATA—1.8%
CME Group, Inc., Cl. A	105,506	21,311,157
Coinbase Global, Inc., Cl. A*	24,459	7,279,976
S&P Global, Inc.	70,243	27,422,165
		56,013,298
FOOD DISTRIBUTORS—1.0%
Sysco Corp.	389,312	32,986,406
FOOTWEAR—0.7%
NIKE, Inc., Cl. B	157,783	20,925,181
GENERAL MERCHANDISE STORES—0.2%
Target Corp.	27,735	5,748,356
HEALTHCARE EQUIPMENT—5.0%
Danaher Corp.	303,934	77,181,000
Dexcom, Inc.*	18,256	7,048,642
Intuitive Surgical, Inc.*	43,356	37,502,940
Medtronic PLC	273,356	35,787,767
		157,520,349
HEALTHCARE SERVICES—0.5%
Guardant Health, Inc.*	100,672	16,004,835
HEALTHCARE SUPPLIES—0.7%
Align Technology, Inc.*	36,793	21,911,335
HOME IMPROVEMENT RETAIL—0.8%
Lowe's Cos., Inc.	133,587	26,216,449
HOTELS RESORTS & CRUISE LINES—1.4%
Booking Holdings, Inc.*	8,727	21,521,480
Expedia Group, Inc.*	120,658	21,263,560
		42,785,040
INDUSTRIAL GASES—0.4%
Air Products & Chemicals, Inc.	44,210	12,753,701
INTERACTIVE MEDIA & SERVICES—10.4%
Alphabet, Inc., Cl. C*	68,960	166,201,875
Facebook, Inc., Cl. A*	329,911	107,247,468
Pinterest, Inc., Cl. A*	560,950	37,230,252
Snap, Inc., Cl. A*	331,909	20,518,614
		331,198,209
INTERNET & DIRECT MARKETING RETAIL—9.3%
Alibaba Group Holding Ltd.#,*	22,018	5,085,057
Altaba, Inc.*,@,(a)	259,825	3,094,516
Amazon.com, Inc.*	77,445	268,534,342
MercadoLibre, Inc.*	12,490	19,621,540
		296,335,455
INTERNET SERVICES & INFRASTRUCTURE—2.3%
Shopify, Inc., Cl. A*	21,648	25,598,976

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
INTERNET SERVICES & INFRASTRUCTURE—2.3% (CONT.)
Snowflake, Inc., Cl. A*	69,683	$16,137,886
Twilio, Inc., Cl. A*	85,375	31,400,925
		73,137,787
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	264,782	21,857,754
MANAGED HEALTHCARE—0.6%
UnitedHealth Group, Inc.	48,482	19,334,622
MOVIES & ENTERTAINMENT—1.4%
Live Nation Entertainment, Inc.*	180,681	14,794,160
Netflix, Inc.*	23,795	12,218,019
Roku, Inc., Cl. A*	30,239	10,371,070
The Walt Disney Co.*	37,554	6,985,795
		44,369,044
PERSONAL PRODUCTS—0.2%
The Estee Lauder Cos., Inc., Cl. A	20,266	6,359,471
PHARMACEUTICALS—0.8%
Horizon Therapeutics PLC*	107,435	10,165,500
Zoetis, Inc., Cl. A	93,289	16,141,795
		26,307,295
RAILROADS—0.9%
Union Pacific Corp.	126,793	28,159,457
REGIONAL BANKS—0.8%
Signature Bank	98,334	24,731,984
RESEARCH & CONSULTING SERVICES—0.4%
CoStar Group, Inc.*	16,130	13,781,956
RESTAURANTS—2.1%
Chipotle Mexican Grill, Inc., Cl. A*	22,536	33,624,388
Starbucks Corp.	278,677	31,905,730
		65,530,118
SEMICONDUCTOR EQUIPMENT—2.3%
Applied Materials, Inc.	115,081	15,272,400
Enphase Energy, Inc.*	85,202	11,864,378
Lam Research Corp.	74,323	46,113,705
		73,250,483
SEMICONDUCTORS—7.1%
Advanced Micro Devices, Inc.*	181,715	14,831,578
Microchip Technology, Inc.	79,092	11,886,737
Micron Technology, Inc.*	361,400	31,105,698
NVIDIA Corp.	86,836	52,134,598
NXP Semiconductors NV	180,917	34,828,332
QUALCOMM, Inc.	265,500	36,851,400
Taiwan Semiconductor Manufacturing Co., Ltd.#	369,175	43,097,489
		224,735,832
SPECIALTY CHEMICALS—0.8%
The Sherwin-Williams Co.	87,699	24,018,125
SYSTEMS SOFTWARE—10.1%
Crowdstrike Holdings, Inc., Cl. A*	78,748	16,419,745
Microsoft Corp.	1,143,137	288,276,289

THE ALGER FUNDS
ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—99.7% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—10.1% (CONT.)
ServiceNow, Inc.*	29,307	$14,840,186
		319,536,220
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.0%
Apple, Inc.	1,216,659	159,941,992
TRUCKING—0.6%
Uber Technologies, Inc.*	327,180	17,919,649
WIRELESS TELECOMMUNICATION SERVICES—1.2%
T-Mobile US, Inc.*	286,440	37,847,317
TOTAL COMMON STOCKS
(Cost $1,631,729,567)		3,160,684,916
REAL ESTATE INVESTMENT TRUST—0.2%	SHARES	VALUE
RETAIL—0.2%
Simon Property Group, Inc.	57,970	7,057,268
(Cost $5,217,588)		7,057,268
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	111	2,775,000
(Cost $2,775,000)		2,775,000
Total Investments
(Cost $1,639,722,155)	100.0%	$3,170,517,184
Affiliated Securities (Cost $2,775,000)		2,775,000
Unaffiliated Securities (Cost $1,636,947,155)		3,167,742,184
Liabilities in Excess of Other Assets	0.0%	(215,619)
NET ASSETS	100.0%	$3,170,301,565

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Altaba, Inc.	10/24/18	$805,470	0.03%	$545,692	0.02%
Altaba, Inc.	10/25/18	1,188,343	0.04%	801,269	0.02%
Altaba, Inc.	10/29/18	1,156,773	0.04%	812,191	0.02%
Altaba, Inc.	10/30/18	751,641	0.03%	537,677	0.02%
Altaba, Inc.	10/31/18	271,272	0.01%	184,724	0.01%
Altaba, Inc.	11/6/18	321,297	0.01%	212,963	0.01%
Crosslink Ventures Capital LLC, Cl. A	10/2/20	2,775,000	0.08%	2,775,000	0.09%
Total				$5,869,516	0.19%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER 25 FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.7%	SHARES	VALUE
AEROSPACE & DEFENSE—4.2%
HEICO Corp.	8,135	$1,145,408
APPLICATION SOFTWARE—4.9%
Adobe, Inc.*	2,609	1,326,259
AUTOMOBILE MANUFACTURERS—2.9%
Tesla, Inc.*	1,115	791,026
CASINOS & GAMING—2.3%
DraftKings, Inc., Cl. A*	10,807	612,325
DATA PROCESSING & OUTSOURCED SERVICES—11.3%
PayPal Holdings, Inc.*	5,154	1,351,842
Visa, Inc., Cl. A	7,203	1,682,333
		3,034,175
FINANCIAL EXCHANGES & DATA—4.2%
S&P Global, Inc.	2,895	1,130,179
FOOD DISTRIBUTORS—1.6%
US Foods Holding Corp.*	10,476	434,335
HEALTHCARE EQUIPMENT—7.5%
Dexcom, Inc.*	2,093	808,107
Intuitive Surgical, Inc.*	1,394	1,205,810
		2,013,917
INTERACTIVE MEDIA & SERVICES—13.9%
Alphabet, Inc., Cl. C*	887	2,137,776
Genius Sports Ltd.*	37,085	782,494
Pinterest, Inc., Cl. A*	12,493	829,160
		3,749,430
INTERNET & DIRECT MARKETING RETAIL—10.7%
Amazon.com, Inc.*	757	2,624,837
MercadoLibre, Inc.*	170	267,066
		2,891,903
MANAGED HEALTHCARE—3.3%
UnitedHealth Group, Inc.	2,251	897,699
RESTAURANTS—1.9%
Shake Shack, Inc., Cl. A*	4,640	504,600
SEMICONDUCTOR EQUIPMENT—4.6%
Applied Materials, Inc.	9,294	1,233,407
SEMICONDUCTORS—7.9%
NVIDIA Corp.	1,855	1,113,705
Taiwan Semiconductor Manufacturing Co., Ltd.#	8,647	1,009,451
		2,123,156
SYSTEMS SOFTWARE—10.2%
Crowdstrike Holdings, Inc., Cl. A*	1,259	262,514
Microsoft Corp.	9,882	2,492,043
		2,754,557
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.3%
Apple, Inc.	15,026	1,975,318
TOTAL COMMON STOCKS
(Cost $17,519,227)		26,617,694

THE ALGER FUNDS
ALGER 25 FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $17,519,227)	98.7%	$26,617,694
Unaffiliated Securities (Cost $17,519,227)		26,617,694
Other Assets in Excess of Liabilities	1.3%	361,255
NET ASSETS	100.0%	$26,978,949

*	Non-income producing security.

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER 35 FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.0%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
HEICO Corp.	5,180	$729,344
APPLICATION SOFTWARE—5.8%
Adobe, Inc.*	1,562	794,027
Datadog, Inc., Cl. A*	4,076	349,599
		1,143,626
AUTOMOBILE MANUFACTURERS—2.5%
Tesla, Inc.*	690	489,514
CASINOS & GAMING—1.9%
DraftKings, Inc., Cl. A*	6,798	385,175
DATA PROCESSING & OUTSOURCED SERVICES—11.0%
PayPal Holdings, Inc.*	2,936	770,083
Square, Inc., Cl. A*	2,852	698,227
Visa, Inc., Cl. A	2,988	697,877
		2,166,187
FINANCIAL EXCHANGES & DATA—1.0%
S&P Global, Inc.	524	204,564
FOOD DISTRIBUTORS—3.6%
US Foods Holding Corp.*	17,044	706,644
HEALTHCARE EQUIPMENT—7.5%
Dexcom, Inc.*	935	361,003
Intuitive Surgical, Inc.*	1,293	1,118,445
		1,479,448
HEALTHCARE TECHNOLOGY—2.3%
Veeva Systems, Inc., Cl. A*	1,645	464,630
INTERACTIVE MEDIA & SERVICES—13.7%
Alphabet, Inc., Cl. C*	488	1,176,139
Genius Sports Ltd.*	39,642	836,446
Pinterest, Inc., Cl. A*	5,264	349,372
TripAdvisor, Inc.*	7,472	352,155
		2,714,112
INTERNET & DIRECT MARKETING RETAIL—10.8%
Amazon.com, Inc.*	507	1,757,982
MercadoLibre, Inc.*	237	372,322
		2,130,304
INTERNET SERVICES & INFRASTRUCTURE—3.8%
BigCommerce Holdings, Inc.*	3,464	207,632
Shopify, Inc., Cl. A*	454	536,860
		744,492
LIFE SCIENCES TOOLS & SERVICES—2.1%
Bio-Techne Corp.	954	407,825
MANAGED HEALTHCARE—1.5%
UnitedHealth Group, Inc.	750	299,100
MOVIES & ENTERTAINMENT—0.9%
Netflix, Inc.*	333	170,986
REGIONAL BANKS—1.7%
Signature Bank	1,330	334,508
RESEARCH & CONSULTING SERVICES—2.0%
CoStar Group, Inc.*	455	388,766

THE ALGER FUNDS
ALGER 35 FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
RESTAURANTS—1.4% Shake Shack, Inc., Cl. A*	2,613	$284,164
SEMICONDUCTOR EQUIPMENT—6.2% Applied Materials, Inc.	6,227	826,385
Enphase Energy, Inc.*	2,867	399,230
		1,225,615
SEMICONDUCTORS—3.9% NVIDIA Corp.	790	474,300
Taiwan Semiconductor Manufacturing Co., Ltd.#	2,499	291,733
		766,033
SYSTEMS SOFTWARE—6.9% Crowdstrike Holdings, Inc., Cl. A*	1,825	380,531
Microsoft Corp.	3,871	976,189
		1,356,720
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.8% Apple, Inc.	5,665	744,721
TOTAL COMMON STOCKS (Cost $15,074,226)		19,336,478
REAL ESTATE INVESTMENT TRUST—1.9%	SHARES	VALUE
RETAIL—1.9% Simon Property Group, Inc.	3,043	370,455
(Cost $262,433)		370,455
Total Investments (Cost $15,336,659)	99.9%	$19,706,933
Unaffiliated Securities (Cost $15,336,659)		19,706,933
Other Assets in Excess of Liabilities	0.1%	18,749
NET ASSETS	100.0%	$19,725,682

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—92.5%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	4,078	$775,758
Raytheon Technologies Corp.	8,937	743,916
TransDigm Group, Inc.*	1,079	662,225
		2,181,899
ASSET MANAGEMENT & CUSTODY BANKS—4.1%
BlackRock, Inc., Cl. A	3,473	2,845,429
The Blackstone Group, Inc.	21,938	1,941,293
The Carlyle Group, Inc.	22,818	973,416
		5,760,138
AUTOMOBILE MANUFACTURERS—0.2%
General Motors Co.*	5,440	311,277
BIOTECHNOLOGY—2.5%
AbbVie, Inc.	18,131	2,021,606
Amgen, Inc.	3,959	948,735
Gilead Sciences, Inc.	9,368	594,587
		3,564,928
BROADCASTING—0.2%
ViacomCBS, Inc., Cl. B	6,820	279,756
BUILDING PRODUCTS—0.6%
Johnson Controls International PLC	13,534	843,710
CABLE & SATELLITE—1.5%
Comcast Corp., Cl. A	36,605	2,055,371
COMMODITY CHEMICALS—0.4%
Dow, Inc.	8,245	515,312
COMMUNICATIONS EQUIPMENT—1.2%
Cisco Systems, Inc.	32,297	1,644,240
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.2%
PACCAR, Inc.	3,193	286,987
CONSUMER ELECTRONICS—0.6%
Garmin Ltd.	6,386	876,415
COPPER—0.2%
Southern Copper Corp.	4,878	338,582
DATA PROCESSING & OUTSOURCED SERVICES—1.3%
Visa, Inc., Cl. A	7,913	1,848,160
DIVERSIFIED BANKS—5.7%
Bank of America Corp.	51,526	2,088,349
JPMorgan Chase & Co.	38,426	5,910,303
		7,998,652
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	13,080	1,013,831
ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Eaton Corp. PLC	9,174	1,311,240
FINANCIAL EXCHANGES & DATA—1.2%
CME Group, Inc., Cl. A	8,072	1,630,463
FOOD DISTRIBUTORS—0.6%
Sysco Corp.	10,761	911,780
HEALTHCARE EQUIPMENT—0.9%
Medtronic PLC	9,912	1,297,679

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—92.5% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—1.1%
CVS Health Corp.	19,361	$1,479,180
HOME IMPROVEMENT RETAIL—3.3%
The Home Depot, Inc.	14,246	4,611,003
HOUSEHOLD PRODUCTS—1.5%
The Procter & Gamble Co.	16,027	2,138,322
HYPERMARKETS & SUPER CENTERS—0.9%
Walmart, Inc.	8,590	1,201,827
INDUSTRIAL CONGLOMERATES—2.2%
Honeywell International, Inc.	14,038	3,131,035
INDUSTRIAL GASES—1.2%
Air Products & Chemicals, Inc.	5,816	1,677,800
INTEGRATED OIL & GAS—2.3%
Chevron Corp.	15,195	1,566,149
Exxon Mobil Corp.	13,630	780,181
TOTAL SE#	18,551	821,438
		3,167,768
INTEGRATED TELECOMMUNICATION SERVICES—2.3%
AT&T, Inc.	31,054	975,406
Verizon Communications, Inc.	37,786	2,183,653
		3,159,059
INTERACTIVE MEDIA & SERVICES—9.2%
Alphabet, Inc., Cl. A*	2,002	4,711,707
Alphabet, Inc., Cl. C*	1,941	4,678,043
Facebook, Inc., Cl. A*	10,523	3,420,817
		12,810,567
INTERNET & DIRECT MARKETING RETAIL—2.4%
Amazon.com, Inc.*	981	3,401,539
INVESTMENT BANKING & BROKERAGE—2.7%
Morgan Stanley	45,840	3,784,092
MANAGED HEALTHCARE—2.3%
UnitedHealth Group, Inc.	8,036	3,204,757
MULTI-LINE INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	9,936	655,379
MULTI-UTILITIES—0.5%
Sempra Energy	5,217	717,703
OIL & GAS STORAGE & TRANSPORTATION—0.4%
ONEOK, Inc.	10,099	528,582
PHARMACEUTICALS—6.1%
AstraZeneca PLC#,(a)	14,699	780,076
Bristol-Myers Squibb Co.	13,462	840,298
Eli Lilly & Co.	5,388	984,765
GlaxoSmithKline PLC#,(a)	19,014	709,983
Johnson & Johnson	16,211	2,638,016
Merck & Co., Inc.	10,553	786,198
Novartis AG#	8,155	695,132
Pfizer, Inc.	26,928	1,040,767
		8,475,235

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—92.5% (CONT.)	SHARES	VALUE
RAILROADS—0.8%
Union Pacific Corp.	4,822	$1,070,918
RESTAURANTS—1.3%
McDonald's Corp.	4,437	1,047,487
Starbucks Corp.	7,343	840,700
		1,888,187
SEMICONDUCTOR EQUIPMENT—2.1%
KLA Corp.	9,338	2,944,738
SEMICONDUCTORS—4.2%
Broadcom, Inc.	5,840	2,664,208
QUALCOMM, Inc.	14,425	2,002,190
Taiwan Semiconductor Manufacturing Co., Ltd.#	10,109	1,180,125
		5,846,523
SOFT DRINKS—2.6%
PepsiCo, Inc.	13,527	1,950,052
The Coca-Cola Co.	30,625	1,653,138
		3,603,190
SYSTEMS SOFTWARE—9.0%
Microsoft Corp.	49,900	12,583,782
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.8%
Apple, Inc.	82,465	10,840,849
TOBACCO—1.2%
Altria Group, Inc.	21,102	1,007,620
Philip Morris International, Inc.	6,888	654,360
		1,661,980
TOTAL COMMON STOCKS
(Cost $47,915,776)		129,254,435
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP	17,250	726,053
(Cost $584,260)		726,053
REAL ESTATE INVESTMENT TRUST—5.2%	SHARES	VALUE
HEALTHCARE—0.6%
Welltower, Inc.	10,370	778,061
INDUSTRIAL—0.5%
Americold Realty Trust	19,006	767,652
MORTGAGE—0.8%
Blackstone Mortgage Trust, Inc., Cl. A	33,724	1,095,693
RETAIL—0.7%
Simon Property Group, Inc.	8,349	1,016,407
SPECIALIZED—2.6%
Crown Castle International Corp.	11,141	2,106,318
CyrusOne, Inc.	9,552	695,672
Lamar Advertising Co., Cl. A	7,743	766,867
		3,568,857
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $4,707,152)		7,226,670

THE ALGER FUNDS
ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

SHORT—TERM INVESTMENTS—0.9%	SHARES	VALUE
MONEY MARKET FUND—0.9% Invesco Government & Agency Portfolio, Cl. Institutional, 0.03%	1,306,695	$1,306,695
(Cost $1,306,695)		1,306,695
Total Investments (Cost $54,513,883)	99.1%	$138,513,853
Unaffiliated Securities (Cost $54,513,883)		138,513,853
Other Assets in Excess of Liabilities	0.9%	1,231,227
NET ASSETS	100.0%	$139,745,080

#	American Depositary Receipts.

(a)	All or portion of the security is on loan.

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—93.5%	SHARES	VALUE
ADVERTISING—0.8%
Cardlytics, Inc.*	18,357	$2,524,638
AEROSPACE & DEFENSE—1.9%
HEICO Corp.	40,670	5,726,336
AIR FREIGHT & LOGISTICS—0.7%
XPO Logistics, Inc.*	15,880	2,209,226
APPAREL ACCESSORIES & LUXURY GOODS—3.2%
Capri Holdings Ltd.*	82,090	4,521,517
Lululemon Athletica, Inc.*	8,018	2,688,195
Moncler SpA*	42,736	2,619,528
		9,829,240
APPAREL RETAIL—0.9%
Burlington Stores, Inc.*	8,506	2,775,763
APPLICATION SOFTWARE—16.4%
ANSYS, Inc.*	9,360	3,422,578
Avalara, Inc.*	20,421	2,893,860
Bill.com Holdings, Inc.*	9,577	1,480,891
Cadence Design Systems, Inc.*	19,332	2,547,378
Ceridian HCM Holding, Inc.*	16,789	1,586,225
Coupa Software, Inc.*	7,089	1,907,225
Datadog, Inc., Cl. A*	36,302	3,113,623
Digital Turbine, Inc.*	16,145	1,217,817
DocuSign, Inc., Cl. A*	27,780	6,193,273
Dynatrace, Inc.*	52,158	2,714,302
Fair Isaac Corp.*	7,156	3,731,210
Five9, Inc.*	25,476	4,788,724
Paycom Software, Inc.*	9,802	3,767,987
PTC, Inc.*	31,280	4,095,803
Splunk, Inc.*	7,463	943,472
Sprout Social, Inc., Cl. A*	23,579	1,563,052
The Trade Desk, Inc., Cl. A*	1,411	1,029,056
Voyager Digital Ltd.*	88,119	1,982,677
Zendesk, Inc.*	10,520	1,537,498
		50,516,651
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Silver Spike Acquisition Corp., Cl. A*	89,333	1,563,328
AUTOMOTIVE RETAIL—0.8%
Carvana Co., Cl. A*	8,180	2,333,427
BIOTECHNOLOGY—4.5%
DermTech, Inc.*	23,948	1,007,013
Exact Sciences Corp.*	10,652	1,404,147
Forte Biosciences, Inc.*	98,739	3,573,364
Invitae Corp.*	35,504	1,239,090
Moderna, Inc.*	10,186	1,821,460
Natera, Inc.*	43,583	4,795,002
		13,840,076
BROADCASTING—2.0%
Discovery, Inc., Cl. A*	164,260	6,186,031

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT.)	SHARES	VALUE
CASINOS & GAMING—4.2%
DraftKings, Inc., Cl. A*	52,844	$2,994,141
Flutter Entertainment PLC*	9,707	1,979,035
MGM Resorts International	113,567	4,624,449
Penn National Gaming, Inc.*	37,002	3,297,618
		12,895,243
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Square, Inc., Cl. A*	19,866	4,863,594
DIVERSIFIED SUPPORT SERVICES—2.0%
Cintas Corp.	8,268	2,853,617
Copart, Inc.*	27,372	3,408,088
		6,261,705
EDUCATION SERVICES—0.5%
Chegg, Inc.*	17,710	1,599,744
ELECTRICAL COMPONENTS & EQUIPMENT—2.1%
AMETEK, Inc.	28,384	3,829,853
Generac Holdings, Inc.*	7,804	2,528,106
		6,357,959
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Trimble, Inc.*	37,948	3,111,736
FINANCIAL EXCHANGES & DATA—0.2%
MarketAxess Holdings, Inc.	1,505	735,132
FOOD DISTRIBUTORS—1.3%
US Foods Holding Corp.*	97,157	4,028,129
HEALTHCARE DISTRIBUTORS—0.6%
McKesson Corp.	10,466	1,963,003
HEALTHCARE EQUIPMENT—3.1%
ABIOMED, Inc.*	3,453	1,107,480
CryoPort, Inc.*	34,233	1,936,561
Dexcom, Inc.*	3,811	1,471,427
Inari Medical, Inc.*	13,730	1,569,202
Insulet Corp.*	11,345	3,349,271
		9,433,941
HEALTHCARE FACILITIES—0.8%
The Joint Corp.*	42,938	2,382,200
HEALTHCARE SERVICES—1.3%
Guardant Health, Inc.*	25,488	4,052,082
HEALTHCARE SUPPLIES—1.4%
Align Technology, Inc.*	7,013	4,176,452
HEALTHCARE TECHNOLOGY—2.8%
Inspire Medical Systems, Inc.*	6,835	1,618,665
Teladoc Health, Inc.*	8,371	1,442,742
Veeva Systems, Inc., Cl. A*	19,199	5,422,757
		8,484,164
HOMEFURNISHING RETAIL—1.0%
Williams-Sonoma, Inc.	17,731	3,027,568
HOTELS RESORTS & CRUISE LINES—1.0%
Expedia Group, Inc.*	17,216	3,033,976

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT.)	SHARES	VALUE
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.1%
Upwork, Inc.*	76,783	$3,536,625
INDUSTRIAL MACHINERY—0.5%
The Middleby Corp.*	7,929	1,437,686
INTERACTIVE MEDIA & SERVICES—3.7%
Genius Sports Ltd.*	258,156	5,447,092
Pinterest, Inc., Cl. A*	73,156	4,855,364
TripAdvisor, Inc.*	26,073	1,228,820
		11,531,276
INTERNET & DIRECT MARKETING RETAIL—3.0%
Etsy, Inc.*	7,177	1,426,716
Fiverr International Ltd.*	3,144	654,172
Magnite, Inc.*	75,771	3,034,629
Quotient Technology, Inc.*	146,681	2,396,767
The RealReal, Inc.*	73,518	1,821,041
		9,333,325
INTERNET SERVICES & INFRASTRUCTURE—2.8%
BigCommerce Holdings, Inc.*	70,973	4,254,122
Okta, Inc., Cl. A*	7,858	2,119,302
Twilio, Inc., Cl. A*	5,875	2,160,825
		8,534,249
LEISURE FACILITIES—0.9%
Vail Resorts, Inc.*	8,420	2,737,847
LEISURE PRODUCTS—0.5%
Peloton Interactive, Inc., Cl. A*	14,933	1,468,661
LIFE SCIENCES TOOLS & SERVICES—3.8%
10X Genomics, Inc., Cl. A*	17,180	3,398,204
Bio-Techne Corp.	12,265	5,243,165
Repligen Corp.*	14,219	3,010,304
		11,651,673
MOVIES & ENTERTAINMENT—1.6%
Roku, Inc., Cl. A*	14,174	4,861,257
PHARMACEUTICALS—2.0%
Catalent, Inc.*	19,446	2,187,091
Green Thumb Industries, Inc.*	120,923	3,842,542
		6,029,633
REGIONAL BANKS—1.5%
Signature Bank	8,184	2,058,358
Silvergate Capital Corp., Cl. A*	12,090	1,296,290
SVB Financial Group*	2,206	1,261,457
		4,616,105
RESEARCH & CONSULTING SERVICES—1.2%
CoStar Group, Inc.*	4,437	3,791,106
RESTAURANTS—3.3%
Chipotle Mexican Grill, Inc., Cl. A*	2,043	3,048,217
Shake Shack, Inc., Cl. A*	39,833	4,331,839
The Cheesecake Factory, Inc.*	41,940	2,625,025
		10,005,081

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT.)	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—6.1%
Enphase Energy, Inc.*	19,003	$2,646,168
KLA Corp.	15,115	4,766,515
Lam Research Corp.	7,348	4,559,067
MKS Instruments, Inc.	12,030	2,154,693
SolarEdge Technologies, Inc.*	17,359	4,574,791
		18,701,234
SEMICONDUCTORS—2.1%
Advanced Micro Devices, Inc.*	25,653	2,093,798
Microchip Technology, Inc.	17,660	2,654,121
Universal Display Corp.	8,289	1,854,167
		6,602,086
SYSTEMS SOFTWARE—1.2%
Crowdstrike Holdings, Inc., Cl. A*	18,384	3,833,248
TRUCKING—1.6%
Lyft, Inc., Cl. A*	22,460	1,250,124
Old Dominion Freight Line, Inc.	9,001	2,320,548
Uber Technologies, Inc.*	26,198	1,434,864
		5,005,536
TOTAL COMMON STOCKS
(Cost $223,463,748)		287,587,972
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	32,942
(Cost $988,245)		32,942
WARRANTS—1.6%	SHARES	VALUE
BIOTECHNOLOGY—1.6%
Forte Biosciences, Inc., 6/30/21*,@	193,270	4,952,737
(Cost $0)		4,952,737
RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	590,059	491,755
(Cost $315,501)		491,755
REAL ESTATE INVESTMENT TRUST—3.3%	SHARES	VALUE
RETAIL—2.1%
Simon Property Group, Inc.	23,237	2,828,872
Tanger Factory Outlet Centers, Inc.	204,001	3,559,818
		6,388,690
SPECIALIZED—1.2%
Crown Castle International Corp.	20,380	3,853,043
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $7,614,805)		10,241,733
SPECIAL PURPOSE VEHICLE—0.5%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	48	1,200,000

THE ALGER FUNDS
ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

SPECIAL PURPOSE VEHICLE—0.5% (CONT.)	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.5% (CONT.)
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	$475,000
		1,675,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,675,000)		1,675,000
Total Investments
(Cost $234,057,299)	99.1%	$304,982,139
Affiliated Securities (Cost $2,663,245)		1,707,942
Unaffiliated Securities (Cost $231,394,054)		303,274,197
Other Assets in Excess of Liabilities	0.9%	2,627,248
NET ASSETS	100.0%	$307,609,387

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,200,000	0.50%	$1,200,000	0.39%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.19%	475,000	0.16%
Forte Biosciences, Inc., Warrants	2/19/20	0	0.00%	4,952,737	1.61%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	32,942	0.01%
Tolero CDR	2/6/17	315,501	0.19%	491,755	0.16%
Total				$7,152,434	2.33%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—96.6%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—3.1%
XPO Logistics, Inc.*	165,257	$22,990,554
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Tapestry, Inc.*	398,123	19,050,186
APPAREL RETAIL—2.0%
Burlington Stores, Inc.*	46,490	15,171,082
APPLICATION SOFTWARE—15.0%
2U, Inc.*	140,955	5,532,484
Anaplan, Inc.*	316,530	18,881,014
Bentley Systems, Inc., Cl. B	352,758	18,061,210
Bill.com Holdings, Inc.*	63,285	9,785,760
Blackbaud, Inc.*	125,947	8,957,351
Five9, Inc.*	86,243	16,211,097
HubSpot, Inc.*	43,003	22,638,929
Manhattan Associates, Inc.*	81,823	11,229,388
		111,297,233
AUTOMOTIVE RETAIL—1.8%
Carvana Co., Cl. A*	47,790	13,632,575
BIOTECHNOLOGY—1.2%
DermTech, Inc.*	209,439	8,806,910
CASINOS & GAMING—5.3%
DraftKings, Inc., Cl. A*	375,542	21,278,210
MGM Resorts International	441,839	17,991,684
		39,269,894
CONSUMER FINANCE—1.5%
Upstart Holdings, Inc.*	103,373	11,269,724
DATA PROCESSING & OUTSOURCED SERVICES—2.3%
Square, Inc., Cl. A*	71,025	17,388,340
ELECTRICAL COMPONENTS & EQUIPMENT—2.0%
Generac Holdings, Inc.*	45,093	14,607,877
FOOD DISTRIBUTORS—2.8%
US Foods Holding Corp.*	495,484	20,542,767
HEALTHCARE EQUIPMENT—5.3%
Dexcom, Inc.*	29,039	11,211,958
Inmode Ltd.*	202,356	17,469,393
Intuitive Surgical, Inc.*	12,174	10,530,510
		39,211,861
HEALTHCARE SERVICES—1.7%
Signify Health, Inc., Cl. A*	435,316	12,341,209
HEALTHCARE SUPPLIES—2.7%
Align Technology, Inc.*	33,714	20,077,698
HEALTHCARE TECHNOLOGY—5.7%
Renalytix AI PLC#,*	505,922	15,612,753
Veeva Systems, Inc., Cl. A*	61,520	17,376,324
Vocera Communications, Inc.*	252,526	9,133,865
		42,122,942
HOME IMPROVEMENT RETAIL—0.9%
GrowGeneration Corp.*	158,416	6,906,938

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.6% (CONT.)	SHARES	VALUE
INDUSTRIAL MACHINERY—7.4%
Colfax Corp.*	382,156	$17,269,630
Helios Technologies, Inc.	214,047	15,471,317
The Middleby Corp.*	122,538	22,218,590
		54,959,537
INTERACTIVE MEDIA & SERVICES—3.5%
Genius Sports Ltd.*	717,322	15,135,494
Yalla Group Ltd.#,*	490,701	10,697,282
		25,832,776
INTERNET & DIRECT MARKETING RETAIL—2.9%
Magnite, Inc.*	289,800	11,606,490
Overstock.com, Inc.*	124,841	10,174,541
		21,781,031
OIL & GAS EQUIPMENT & SERVICES—1.9%
DMC Global, Inc.*	266,790	14,406,660
PERSONAL PRODUCTS—0.3%
elf Beauty, Inc.*	75,000	2,268,750
REGIONAL BANKS—2.9%
Signature Bank	85,755	21,568,240
RESTAURANTS—1.2%
The Cheesecake Factory, Inc.*	142,183	8,899,234
SEMICONDUCTOR EQUIPMENT—1.8%
KLA Corp.	42,733	13,475,852
SEMICONDUCTORS—3.5%
Advanced Micro Devices, Inc.*	126,001	10,284,202
Universal Display Corp.	70,711	15,817,343
		26,101,545
SPECIALTY CHEMICALS—1.3%
Amyris, Inc.*	652,214	9,496,236
SPECIALTY STORES—1.5%
Academy Sports & Outdoors, Inc.*	362,485	11,168,163
SYSTEMS SOFTWARE—7.4%
Cloudflare, Inc., Cl. A*	259,728	22,009,351
Crowdstrike Holdings, Inc., Cl. A*	98,192	20,474,014
Telos Corp.*	372,924	12,373,618
		54,856,983
TRADING COMPANIES & DISTRIBUTORS—5.1%
Herc Holdings, Inc.*	192,864	20,366,438
SiteOne Landscape Supply, Inc.*	98,784	17,719,874
		38,086,312
TOTAL COMMON STOCKS
(Cost $640,875,857)		717,589,109
REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
RETAIL—1.3%
Simon Property Group, Inc.	81,165	9,881,027
(Cost $9,270,228)		9,881,027

THE ALGER FUNDS
ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

		VALUE
Total Investments (Cost $650,146,085)	97.9%	$727,470,136
Unaffiliated Securities (Cost $650,146,085)		727,470,136
Other Assets in Excess of Liabilities	2.1%	15,281,070
NET ASSETS	100.0%	$742,751,206

*	Non-income producing security.

#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.0%	SHARES	VALUE
AEROSPACE & DEFENSE—0.4%
Kratos Defense & Security Solutions, Inc.*	247,020	$6,605,315
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Canada Goose Holdings, Inc.*	117,948	4,985,662
APPAREL RETAIL—1.2%
MYT Netherlands Parent BV#,*	628,423	18,833,837
APPLICATION SOFTWARE—13.9%
Altair Engineering, Inc., Cl. A*	53,415	3,471,975
BTRS Holdings, Inc.*	220,775	3,488,245
Cerence, Inc.*	501,308	48,331,104
Ebix, Inc.	437,135	13,162,135
Everbridge, Inc.*	195,923	26,000,941
LivePerson, Inc.*	137,743	7,527,655
Paylocity Holding Corp.*	371,445	71,778,032
SEMrush Holdings, Inc., Cl. A*	407,692	6,706,533
SPS Commerce, Inc.*	134,098	13,736,999
Vertex, Inc., Cl. A*	902,436	18,436,768
		212,640,387
ASSET MANAGEMENT & CUSTODY BANKS—4.8%
Hamilton Lane, Inc., Cl. A	411,762	37,243,873
StepStone Group, Inc., Cl. A	1,058,858	35,259,971
		72,503,844
BIOTECHNOLOGY—8.2%
ACADIA Pharmaceuticals, Inc.*	1,058,455	21,761,835
Natera, Inc.*	729,529	80,262,781
Puma Biotechnology, Inc.*	1,448,840	14,285,562
Ultragenyx Pharmaceutical, Inc.*	75,275	8,403,701
		124,713,879
CONSTRUCTION & ENGINEERING—0.4%
Ameresco, Inc., Cl. A*	99,869	5,272,085
CONSUMER FINANCE—6.0%
LendingTree, Inc.*	70,337	14,523,887
Upstart Holdings, Inc.*	703,242	76,667,443
		91,191,330
EDUCATION SERVICES—5.4%
Chegg, Inc.*	915,077	82,658,905
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
Novanta, Inc.*	31,239	4,114,489
ENVIRONMENTAL & FACILITIES SERVICES—4.7%
Casella Waste Systems, Inc., Cl. A*	510,473	34,257,843
Montrose Environmental Group, Inc.*	688,849	37,342,504
		71,600,347
GENERAL MERCHANDISE STORES—3.8%
Ollie's Bargain Outlet Holdings, Inc.*	633,350	58,439,204
HEALTHCARE DISTRIBUTORS—2.9%
Apria, Inc.*	664,935	19,914,803
PetIQ, Inc., Cl. A*	560,201	23,864,563
		43,779,366

THE ALGER FUNDS
ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—8.4%
Eargo, Inc.*	397,705	$22,764,634
Glaukos Corp.*	285,562	26,888,518
Nevro Corp.*	456,511	78,889,666
		128,542,818
HEALTHCARE SUPPLIES—0.4%
Silk Road Medical, Inc.*	104,457	6,386,501
HEALTHCARE TECHNOLOGY—1.9%
Inspire Medical Systems, Inc.*	36,920	8,743,395
Tabula Rasa HealthCare, Inc.*	428,572	20,382,884
		29,126,279
INSURANCE BROKERS—1.3%
Goosehead Insurance, Inc., Cl. A	183,881	20,215,877
IT CONSULTING & OTHER SERVICES—2.7%
Globant SA*	180,997	41,480,892
LEISURE FACILITIES—1.7%
Planet Fitness, Inc., Cl. A*	300,371	25,228,160
LEISURE PRODUCTS—0.4%
Latham Group, Inc.*	259,481	6,746,506
LIFE SCIENCES TOOLS & SERVICES—2.4%
NeoGenomics, Inc.*	742,013	36,351,217
MANAGED HEALTHCARE—5.9%
Progyny, Inc.*	1,585,485	90,229,951
OIL & GAS EQUIPMENT & SERVICES—2.4%
Core Laboratories NV	1,312,084	36,974,527
PHARMACEUTICALS—0.4%
Aerie Pharmaceuticals, Inc.*	330,818	5,666,912
REAL ESTATE SERVICES—5.8%
FirstService Corp.	544,500	88,345,125
REGIONAL BANKS—5.6%
Signature Bank	336,978	84,753,337
RESTAURANTS—0.9%
Wingstop, Inc.	87,253	13,821,748
SEMICONDUCTORS—1.1%
Impinj, Inc.*	341,117	16,189,413
SYSTEMS SOFTWARE—0.7%
Rapid7, Inc.*	138,406	11,245,488
THRIFTS & MORTGAGE FINANCE—1.2%
Axos Financial, Inc.*	418,058	18,875,319
TRADING COMPANIES & DISTRIBUTORS—2.5%
SiteOne Landscape Supply, Inc.*	208,607	37,419,924
TOTAL COMMON STOCKS
(Cost $1,041,669,750)		1,494,938,644
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	34,721
(Cost $1,041,633)		34,721

THE ALGER FUNDS
ALGER WEATHERBIE SPECIALIZED GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

		VALUE
Total Investments
(Cost $1,042,711,383)	98.0%	$1,494,973,365
Affiliated Securities (Cost $1,041,633)		34,721
Unaffiliated Securities (Cost $1,041,669,750)		1,494,938,644
Other Assets in Excess of Liabilities	2.0%	30,151,727
NET ASSETS	100.0%	$1,525,125,092

#	American Depositary Receipts.

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Prosetta Biosciences, Inc., Series D	2/6/15	$1,041,633	0.10%	$34,721	0.00%
Total				$34,721	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—94.9%	SHARES	VALUE
ADVERTISING—0.9%
Cardlytics, Inc.*	41,167	$5,661,698
AEROSPACE & DEFENSE—1.7%
HEICO Corp.	39,011	5,492,749
Hexcel Corp.*	34,217	1,930,181
Mercury Systems, Inc.*	54,017	4,064,239
		11,487,169
AGRICULTURAL & FARM MACHINERY—0.9%
Hydrofarm Holdings Group, Inc.*	86,644	5,692,511
ALTERNATIVE CARRIERS—1.7%
Bandwidth, Inc., Cl. A*	86,512	11,436,886
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Capri Holdings Ltd.*	98,662	5,434,303
APPLICATION SOFTWARE—19.9%
ACI Worldwide, Inc.*	403,866	15,258,057
Avalara, Inc.*	75,095	10,641,712
Benefitfocus, Inc.*	112,510	1,521,135
Bill.com Holdings, Inc.*	51,055	7,894,635
Blackbaud, Inc.*	77,836	5,535,696
Blackline, Inc.*	54,765	6,356,026
Digital Turbine, Inc.*	37,106	2,798,906
Everbridge, Inc.*	67,146	8,910,946
Guidewire Software, Inc.*	36,254	3,825,160
HubSpot, Inc.*	25,020	13,171,779
Manhattan Associates, Inc.*	69,357	9,518,555
Medallia, Inc.*	95,176	2,806,740
Paycom Software, Inc.*	20,907	8,036,860
Q2 Holdings, Inc.*	107,031	11,133,365
SEMrush Holdings, Inc., Cl. A*	92,706	1,525,014
Smartsheet, Inc., Cl. A*	80,094	4,749,574
Sprout Social, Inc., Cl. A*	57,400	3,805,046
SPS Commerce, Inc.*	70,859	7,258,796
Vertex, Inc., Cl. A*	255,743	5,224,829
Viant Technology, Inc., Cl. A*	53,392	1,753,393
		131,726,224
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
Affiliated Managers Group, Inc.	49,942	8,049,152
BIOTECHNOLOGY—3.6%
CareDx, Inc.*	237,249	18,759,279
Forte Biosciences, Inc.*	63,619	2,302,372
Karuna Therapeutics, Inc.*	12,541	1,392,176
Turning Point Therapeutics, Inc.*	19,032	1,450,809
		23,904,636
CASINOS & GAMING—2.6%
DraftKings, Inc., Cl. A*	143,576	8,135,016
Penn National Gaming, Inc.*	103,307	9,206,720
		17,341,736
DIVERSIFIED SUPPORT SERVICES—0.4%
IAA, Inc.*	41,858	2,629,101

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Sunrun, Inc.*	104,635	$5,127,115
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Cognex Corp.	75,217	6,477,688
FOOD DISTRIBUTORS—2.0%
The Chefs' Warehouse, Inc.*	140,152	4,517,099
US Foods Holding Corp.*	209,490	8,685,455
		13,202,554
HEALTHCARE DISTRIBUTORS—0.4%
PetIQ, Inc., Cl. A*	60,960	2,596,896
HEALTHCARE EQUIPMENT—8.8%
Cantel Medical Corp.*	105,180	9,246,374
CryoPort, Inc.*	113,772	6,436,082
Inmode Ltd.*	93,780	8,096,027
Inogen, Inc.*	111,357	7,281,634
Insulet Corp.*	45,582	13,456,718
Mesa Laboratories, Inc.	27,255	6,776,956
Tandem Diabetes Care, Inc.*	78,172	7,184,007
		58,477,798
HEALTHCARE FACILITIES—1.3%
The Joint Corp.*	153,432	8,512,407
HEALTHCARE SERVICES—2.0%
1Life Healthcare, Inc.*	70,734	3,077,636
Biodesix, Inc.*	61,342	1,003,555
Guardant Health, Inc.*	53,968	8,579,833
Progenity, Inc.*	199,340	629,915
		13,290,939
HEALTHCARE SUPPLIES—4.4%
Neogen Corp.*	217,788	20,909,826
Quidel Corp.*	78,197	8,194,264
		29,104,090
HEALTHCARE TECHNOLOGY—4.1%
Privia Health Group, Inc.*	47,492	1,724,909
Veeva Systems, Inc., Cl. A*	49,339	13,935,801
Vocera Communications, Inc.*	319,714	11,564,055
		27,224,765
HOMEFURNISHING RETAIL—0.5%
Bed Bath & Beyond, Inc.*	117,097	2,964,896
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Upwork, Inc.*	107,422	4,947,857
HYPERMARKETS & SUPER CENTERS—0.8%
BJ's Wholesale Club Holdings, Inc.*	125,425	5,602,735
INTERACTIVE HOME ENTERTAINMENT—0.3%
Take-Two Interactive Software, Inc.*	10,365	1,817,814
INTERACTIVE MEDIA & SERVICES—3.0%
Bumble, Inc., Cl. A*	17,776	1,070,826
Eventbrite, Inc., Cl. A*	114,151	2,690,539
Genius Sports Ltd.*	482,022	10,170,664

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—3.0% (CONT.)
TripAdvisor, Inc.*	125,598	$5,919,434
		19,851,463
INTERNET & DIRECT MARKETING RETAIL—6.1%
Farfetch Ltd., Cl. A*	134,610	6,594,544
Fiverr International Ltd.*	33,015	6,869,431
Magnite, Inc.*	414,015	16,581,301
Quotient Technology, Inc.*	372,956	6,094,101
The RealReal, Inc.*	159,003	3,938,504
		40,077,881
INTERNET SERVICES & INFRASTRUCTURE—1.9%
BigCommerce Holdings, Inc.*	207,489	12,436,891
LEISURE FACILITIES—0.6%
Planet Fitness, Inc., Cl. A*	44,272	3,718,405
LIFE SCIENCES TOOLS & SERVICES—9.9%
10X Genomics, Inc., Cl. A*	31,518	6,234,260
Akoya Biosciences, Inc.*	137,239	3,079,643
Bio-Techne Corp.	37,030	15,829,955
Maravai LifeSciences Holdings, Inc., Cl. A*	38,051	1,480,564
NanoString Technologies, Inc.*	228,233	18,183,323
NeoGenomics, Inc.*	172,147	8,433,482
Personalis, Inc.*	73,494	1,810,892
PRA Health Sciences, Inc.*	22,823	3,808,931
Repligen Corp.*	30,514	6,460,119
		65,321,169
MANAGED HEALTHCARE—1.1%
HealthEquity, Inc.*	94,675	7,192,460
MOVIES & ENTERTAINMENT—0.8%
Live Nation Entertainment, Inc.*	66,988	5,484,977
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Magnolia Oil & Gas Corp., Cl. A*	600,189	6,758,128
PHARMACEUTICALS—0.2%
Aerie Pharmaceuticals, Inc.*	75,221	1,288,536
REAL ESTATE SERVICES—0.1%
Compass, Inc., Cl. A*	25,106	477,516
REGIONAL BANKS—0.6%
Webster Financial Corp.	78,373	4,146,715
RESTAURANTS—3.2%
Shake Shack, Inc., Cl. A*	130,962	14,242,118
Wingstop, Inc.	43,100	6,827,471
		21,069,589
SEMICONDUCTOR EQUIPMENT—0.7%
SolarEdge Technologies, Inc.*	17,162	4,522,873
SEMICONDUCTORS—0.7%
Universal Display Corp.	22,106	4,944,891
SPECIALTY CHEMICALS—2.0%
Balchem Corp.	102,381	13,021,839
SPECIALTY STORES—1.0%
Five Below, Inc.*	33,617	6,766,094

THE ALGER FUNDS
ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—1.2%
Proofpoint, Inc.*	46,305	$7,969,554
TOTAL COMMON STOCKS
(Cost $438,760,346)		627,759,951
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	7,603
(Cost $228,096)		7,603
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	145,663
(Cost $94,483)		145,663
REAL ESTATE INVESTMENT TRUST—1.1%	SHARES	VALUE
RETAIL—1.1%
Tanger Factory Outlet Centers, Inc.	398,889	6,960,613
(Cost $6,613,089)		6,960,613
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.3%
Crosslink Ventures Capital LLC, Cl. A*,@,(a),(b)	72	1,800,000
Crosslink Ventures Capital LLC, Cl. B*,@,(a),(b)	19	475,000
		2,275,000
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $2,275,000)		2,275,000
Total Investments
(Cost $447,971,014)	96.3%	$637,148,830
Affiliated Securities (Cost $2,503,096)		2,282,603
Unaffiliated Securities (Cost $445,467,918)		634,866,227
Other Assets in Excess of Liabilities	3.7%	24,649,563
NET ASSETS	100.0%	$661,798,393

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Crosslink Ventures Capital LLC, Cl. A	10/2/20	$1,800,000	0.49%	$1,800,000	0.27%
Crosslink Ventures Capital LLC, Cl. B	12/16/20	475,000	0.10%	475,000	0.07%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	7,603	0.00%
Tolero CDR	2/6/17	94,483	0.08%	145,663	0.03%
Total				$2,428,266	0.37%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—94.6%	SHARES	VALUE
ALTERNATIVE CARRIERS—1.4%
Bandwidth, Inc., Cl. A*	888,786	$117,497,509
APPAREL ACCESSORIES & LUXURY GOODS—1.6%
Capri Holdings Ltd.*	2,422,611	133,437,414
APPLICATION SOFTWARE—16.1%
ANSYS, Inc.*	445,432	162,876,665
Avalara, Inc.*	1,312,474	185,990,691
Blackline, Inc.*	1,357,790	157,585,107
Datadog, Inc., Cl. A*	1,292,392	110,848,462
Everbridge, Inc.*	1,047,813	139,055,263
Guidewire Software, Inc.*	1,006,464	106,192,017
Paycom Software, Inc.*	377,098	144,960,242
PROS Holdings, Inc.*	2,404,667	103,352,588
Q2 Holdings, Inc.*	989,802	102,959,204
Smartsheet, Inc., Cl. A*	957,285	56,767,000
Viant Technology, Inc., Cl. A*	1,747,257	57,379,920
		1,327,967,159
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Silver Spike Acquisition Corp., Cl. A*	3,688,429	64,547,507
BIOTECHNOLOGY—8.8%
CareDx, Inc.*	2,972,056	235,000,468
Natera, Inc.*	2,735,525	300,962,460
Vericel Corp.*	3,016,368	188,281,691
		724,244,619
BUILDING PRODUCTS—2.5%
Trex Co., Inc.*	1,888,109	203,896,891
EDUCATION SERVICES—2.5%
Chegg, Inc.*	2,251,214	203,352,161
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.7%
Cognex Corp.	2,589,507	223,008,343
HEALTHCARE DISTRIBUTORS—1.2%
PetIQ, Inc., Cl. A*	2,267,801	96,608,323
HEALTHCARE EQUIPMENT—17.1%
AtriCure, Inc.*	2,663,629	205,285,887
CryoPort, Inc.*	4,676,882	264,571,215
Eargo, Inc.*	1,484,204	84,955,837
Heska Corp.*	991,409	181,080,854
Insulet Corp.*	668,080	197,230,577
Nevro Corp.*	954,833	165,004,691
Shockwave Medical, Inc.*	1,277,834	208,874,746
Tactile Systems Technology, Inc.*	1,903,368	109,062,986
		1,416,066,793
HEALTHCARE SERVICES—3.3%
Guardant Health, Inc.*	1,265,012	201,111,608
Signify Health, Inc., Cl. A*	2,648,131	75,074,514
		276,186,122
HEALTHCARE SUPPLIES—3.3%
Neogen Corp.*	1,707,878	163,973,367

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—94.6% (CONT.)	SHARES	VALUE
HEALTHCARE SUPPLIES—3.3% (CONT.)
Quidel Corp.*	1,017,022	$106,573,735
		270,547,102
HEALTHCARE TECHNOLOGY—5.0%
Inspire Medical Systems, Inc.*	697,180	165,106,168
Veeva Systems, Inc., Cl. A*	894,145	252,551,255
		417,657,423
INDUSTRIAL MACHINERY—2.9%
RBC Bearings, Inc.*	1,184,424	236,209,678
INTERACTIVE MEDIA & SERVICES—0.4%
Genius Sports Ltd.*	1,497,602	31,599,402
INTERNET SERVICES & INFRASTRUCTURE—1.8%
BigCommerce Holdings, Inc.*	2,548,766	152,773,034
LIFE SCIENCES TOOLS & SERVICES—9.4%
Berkeley Lights, Inc.*	2,683,623	131,792,725
Bio-Techne Corp.	540,332	230,986,527
NanoString Technologies, Inc.*	2,226,362	177,374,261
Repligen Corp.*	1,126,596	238,511,639
		778,665,152
MANAGED HEALTHCARE—1.3%
HealthEquity, Inc.*	1,467,744	111,504,512
OIL & GAS EQUIPMENT & SERVICES—0.9%
ChampionX Corp.*	3,649,408	76,674,062
PACKAGED FOODS & MEATS—1.4%
Freshpet, Inc.*	626,282	115,749,439
RESTAURANTS—4.9%
Shake Shack, Inc., Cl. A*	2,132,615	231,921,881
Wingstop, Inc.	1,114,199	176,500,264
		408,422,145
SEMICONDUCTORS—2.9%
Monolithic Power Systems, Inc.	662,538	239,427,982
SYSTEMS SOFTWARE—1.0%
Appian Corp., Cl. A*	649,871	78,751,368
TRADING COMPANIES & DISTRIBUTORS—1.4%
Herc Holdings, Inc.*	1,115,019	117,746,006
TOTAL COMMON STOCKS
(Cost $5,198,563,757)		7,822,540,146
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	9,922
(Cost $6,436)		9,922
Total Investments
(Cost $5,198,570,193)	94.6%	$7,822,550,068
Unaffiliated Securities (Cost $5,198,570,193)		7,822,550,068
Other Assets in Excess of Liabilities	5.4%	450,088,283
NET ASSETS	100.0%	$8,272,638,351

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)	Contingent Deferred Rights.

THE ALGER FUNDS
ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Tolero CDR	2/6/17	$6,436	0.00%	$9,922	0.00%
Total				$9,922	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—98.6%	SHARES	VALUE
AUSTRALIA—5.3%
APPLICATION SOFTWARE—2.6%
Xero Ltd.*	46,600	$5,077,722
HEALTHCARE SUPPLIES—1.7%
Nanosonics Ltd.*	694,062	3,217,802
HEALTHCARE TECHNOLOGY—1.0%
Pro Medicus Ltd.	55,000	1,998,437
TOTAL AUSTRALIA
(Cost $6,247,122)		10,293,961
BELGIUM—1.3%
APPLICATION SOFTWARE—1.3%
Unifiedpost Group SA*	112,287	2,500,353
(Cost $2,879,104)
CHINA—10.1%
INTERACTIVE MEDIA & SERVICES—2.2%
Tencent Holdings Ltd.	52,800	4,211,909
INTERNET & DIRECT MARKETING RETAIL—6.4%
Alibaba Group Holding Ltd.#,*	19,700	4,549,715
Meituan, Cl. B*	94,000	3,597,740
Trip.com Group Ltd.#,*	113,000	4,416,040
		12,563,495
SEMICONDUCTORS—1.5%
LONGi Green Energy Technology Co., Ltd., Cl. A	190,689	2,907,663
TOTAL CHINA
(Cost $17,334,292)		19,683,067
FRANCE—12.8%
AEROSPACE & DEFENSE—1.8%
Airbus SE*	28,700	3,451,741
APPAREL ACCESSORIES & LUXURY GOODS—3.4%
LVMH Moet Hennessy Louis Vuitton SE	8,700	6,554,695
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
Schneider Electric SE	27,500	4,388,152
LIFE SCIENCES TOOLS & SERVICES—2.9%
Eurofins Scientific SE*	57,500	5,695,366
RESEARCH & CONSULTING SERVICES—2.5%
Teleperformance	12,557	4,849,218
TOTAL FRANCE
(Cost $14,697,582)		24,939,172
GERMANY—4.4%
FOOTWEAR—2.2%
Puma SE*	40,600	4,280,502
OIL & GAS REFINING & MARKETING—2.2%
VERBIO Vereinigte BioEnergie AG	86,508	4,363,204
TOTAL GERMANY
(Cost $6,600,027)		8,643,706

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
HONG KONG—6.3%
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Samsonite International SA*	2,184,820	$4,043,458
FINANCIAL EXCHANGES & DATA—2.0%
Hong Kong Exchanges & Clearing Ltd.	66,500	4,010,633
INDUSTRIAL MACHINERY—2.2%
Techtronic Industries Co., Ltd.	237,000	4,300,256
TOTAL HONG KONG
(Cost $6,093,643)		12,354,347
HUNGARY—2.2%
AIRLINES—2.2%
Wizz Air Holdings PLC*	61,900	4,190,358
(Cost $3,931,643)
INDIA—4.6%
DIVERSIFIED BANKS—2.4%
HDFC Bank Ltd.#,*	66,800	4,694,704
DIVERSIFIED SUPPORT SERVICES—2.2%
Indian Railway Catering & Tourism Corp., Ltd.	177,000	4,274,807
TOTAL INDIA
(Cost $6,920,101)		8,969,511
IRELAND—2.2%
PACKAGED FOODS & MEATS—2.2%
Kerry Group PLC, Cl. A	33,741	4,373,933
(Cost $3,756,243)
ITALY—8.0%
APPAREL ACCESSORIES & LUXURY GOODS—5.2%
Moncler SpA*	102,586	6,288,070
PRADA SpA*	630,000	3,909,911
		10,197,981
AUTOMOBILE MANUFACTURERS—2.8%
Ferrari NV	25,662	5,476,014
TOTAL ITALY
(Cost $12,648,682)		15,673,995
JAPAN—11.4%
ELECTRONIC COMPONENTS—2.7%
Murata Manufacturing Co., Ltd.	66,200	5,263,150
INDUSTRIAL MACHINERY—4.8%
Ebara Corp.	94,000	4,016,306
FANUC Corp.	23,500	5,411,401
		9,427,707
PERSONAL PRODUCTS—1.8%
Shiseido Co., Ltd.	48,000	3,492,861
SEMICONDUCTOR EQUIPMENT—2.1%
Lasertec Corp.	22,799	4,014,466
TOTAL JAPAN
(Cost $16,960,521)		22,198,184

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
NETHERLANDS—8.5%
DATA PROCESSING & OUTSOURCED SERVICES—2.7%
Adyen NV*	2,100	$5,168,727
HEAVY ELECTRICAL EQUIPMENT—2.0%
Alfen Beheer BV*	48,600	3,861,636
SEMICONDUCTOR EQUIPMENT—3.8%
ASML Holding NV	11,500	7,465,754
TOTAL NETHERLANDS
(Cost $5,560,223)		16,496,117
NORWAY—1.6%
ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Aker Carbon Capture AS*	1,560,510	3,169,708
(Cost $3,626,911)
SOUTH KOREA—4.3%
SPECIALTY CHEMICALS—1.6%
Chunbo Co., Ltd.	19,400	3,127,864
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.7%
Samsung Electronics Co., Ltd.	72,500	5,255,307
TOTAL SOUTH KOREA
(Cost $7,822,935)		8,383,171
SPAIN—1.7%
BIOTECHNOLOGY—1.7%
Grifols SA#	192,941	3,405,409
(Cost $3,850,069)
SWEDEN—2.8%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
EQT AB	162,898	5,490,128
(Cost $1,713,958)
SWITZERLAND—5.9%
ASSET MANAGEMENT & CUSTODY BANKS—2.1%
Partners Group Holding AG	2,934	4,179,386
HEALTHCARE FACILITIES—1.2%
PolyPeptide Group AG*	26,906	2,364,310
SPECIALTY CHEMICALS—2.6%
Sika AG	16,700	4,987,665
TOTAL SWITZERLAND
(Cost $6,724,743)		11,531,361
TAIWAN—2.8%
SEMICONDUCTORS—2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.#	46,700	5,451,758
(Cost $4,053,866)

THE ALGER FUNDS
ALGER INTERNATIONAL FOCUS FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
UNITED KINGDOM—2.4% FINANCIAL EXCHANGES & DATA—2.4% London Stock Exchange Group PLC	45,200	$4,619,013
(Cost $3,713,750)
TOTAL COMMON STOCKS (Cost $135,135,415)		192,367,252
Total Investments (Cost $135,135,415)	98.6%	$192,367,252
Unaffiliated Securities (Cost $135,135,415)		192,367,252
Other Assets in Excess of Liabilities	1.4%	2,800,274
NET ASSETS	100.0%	$195,167,526

#	American Depositary Receipts.

*	Non-income producing security.

Forward Foreign Currency Contracts Outstanding as of April 30, 2021:
Buy	Counterparty	Contract Amount	Settlement Date	Sell	Contract Amount	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
JPY	Brown Brothers Harriman & Co.	43,027,274	05/06/2021	USD	396,208	–	$(2,522)	$(2,522)

Abbreviations used in this schedule:
JPY — Japanese Yen
USD — United States Dollar

See Notes to Financial Statements.

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2021 (Unaudited)

COMMON STOCKS—96.4%	SHARES	VALUE
APPLICATION SOFTWARE—1.0%
Benefitfocus, Inc.*	245,565	$3,320,039
BIOTECHNOLOGY—26.3%
AbbVie, Inc.	96,851	10,798,886
Arrowhead Pharmaceuticals, Inc.*	39,615	2,882,387
Aurinia Pharmaceuticals, Inc.*	321,659	4,268,415
BeiGene Ltd.#,*	4,231	1,453,518
Biogen, Inc.*	17,725	4,738,424
CareDx, Inc.*	36,644	2,897,441
Constellation Pharmaceuticals, Inc.*	77,528	1,676,155
Denali Therapeutics, Inc.*	16,634	1,005,359
DermTech, Inc.*	19,319	812,364
Exact Sciences Corp.*	31,927	4,208,617
Forte Biosciences, Inc.*	218,204	7,896,803
Intellia Therapeutics, Inc.*	20,873	1,602,420
Invitae Corp.*	127,211	4,439,664
Kadmon Holdings, Inc.*	402,064	1,632,380
Magenta Therapeutics, Inc.*	79,507	926,257
Mirati Therapeutics, Inc.*	7,667	1,274,409
Moderna, Inc.*	66,022	11,806,054
Natera, Inc.*	69,701	7,668,504
Sage Therapeutics, Inc.*	31,472	2,478,735
Scholar Rock Holding Corp.*	29,820	964,677
TCR2 Therapeutics, Inc.*	92,742	2,106,171
TG Therapeutics, Inc.*	75,303	3,366,797
Turning Point Therapeutics, Inc.*	23,907	1,822,431
Vertex Pharmaceuticals, Inc.*	12,180	2,657,676
		85,384,544
HEALTHCARE DISTRIBUTORS—2.0%
McKesson Corp.	12,416	2,328,745
PetIQ, Inc., Cl. A*	95,020	4,047,852
		6,376,597
HEALTHCARE EQUIPMENT—26.9%
Abbott Laboratories	38,345	4,604,468
ABIOMED, Inc.*	7,508	2,408,041
Boston Scientific Corp.*	127,859	5,574,652
CryoPort, Inc.*	60,956	3,448,281
Danaher Corp.	37,243	9,457,487
Dexcom, Inc.*	22,986	8,874,895
Edwards Lifesciences Corp.*	48,742	4,655,836
Glaukos Corp.*	34,541	3,252,381
IDEXX Laboratories, Inc.*	16,561	9,091,823
Inari Medical, Inc.*	14,560	1,664,062
Insulet Corp.*	29,716	8,772,757
Intuitive Surgical, Inc.*	10,732	9,283,180
Masimo Corp.*	17,282	4,021,003
Nevro Corp.*	36,854	6,368,740
Sartorius AG	9,983	5,633,083
		87,110,689

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

COMMON STOCKS—96.4% (CONT.)	SHARES	VALUE
HEALTHCARE FACILITIES—0.7%
HCA Healthcare, Inc.	10,643	$2,139,881
HEALTHCARE SERVICES—5.0%
1Life Healthcare, Inc.*	67,121	2,920,435
Cigna Corp.	9,637	2,399,709
Guardant Health, Inc.*	52,420	8,333,731
Signify Health, Inc., Cl. A*	92,717	2,628,527
		16,282,402
HEALTHCARE SUPPLIES—3.7%
Align Technology, Inc.*	7,870	4,686,821
STAAR Surgical Co.*	31,306	4,289,235
West Pharmaceutical Services, Inc.	9,553	3,138,352
		12,114,408
HEALTHCARE TECHNOLOGY—6.3%
Inspire Medical Systems, Inc.*	6,787	1,607,297
Phreesia, Inc.*	31,128	1,610,874
Tabula Rasa HealthCare, Inc.*	72,121	3,430,075
Teladoc Health, Inc.*	28,921	4,984,534
Veeva Systems, Inc., Cl. A*	31,019	8,761,317
		20,394,097
LIFE SCIENCES TOOLS & SERVICES—11.6%
10X Genomics, Inc., Cl. A*	26,554	5,252,381
Berkeley Lights, Inc.*	48,425	2,378,152
Bio-Techne Corp.	23,614	10,094,749
NanoString Technologies, Inc.*	32,606	2,597,720
NeoGenomics, Inc.*	58,378	2,859,938
Personalis, Inc.*	137,419	3,386,004
Quanterix Corp.*	25,300	1,546,842
Repligen Corp.*	30,952	6,552,848
Thermo Fisher Scientific, Inc.	6,272	2,949,283
		37,617,917
MANAGED HEALTHCARE—9.0%
Humana, Inc.	13,306	5,924,363
Progyny, Inc.*	70,197	3,994,911
UnitedHealth Group, Inc.	48,742	19,438,310
		29,357,584
PHARMACEUTICALS—3.9%
Catalent, Inc.*	28,822	3,241,611
Eli Lilly & Co.	22,378	4,090,027
Horizon Therapeutics PLC*	29,529	2,794,034
Ocular Therapeutix, Inc.*	70,477	1,295,367
Royalty Pharma PLC, Cl. A	28,300	1,245,200
		12,666,239
TOTAL COMMON STOCKS
(Cost $243,869,517)		312,764,397
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	134,605
(Cost $4,038,147)		134,605

THE ALGER FUNDS
ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2021 (Unaudited) (Continued)

WARRANTS—1.7%	SHARES	VALUE
BIOTECHNOLOGY—1.7%
Forte Biosciences, Inc., 6/30/21*,@	211,625	$5,423,102
(Cost $0)		5,423,102
RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Tolero CDR*,@,(a),(c)	1,956,996	1,630,960
(Cost $1,044,370)		1,630,960
Total Investments
(Cost $248,952,034)	98.6%	$319,953,064
Affiliated Securities (Cost $4,038,147)		134,605
Unaffiliated Securities (Cost $244,913,887)		319,818,459
Other Assets in Excess of Liabilities	1.4%	4,493,947
NET ASSETS	100.0%	$324,447,011

#	American Depositary Receipts.

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)	Contingent Deferred Rights.

*	Non-income producing security.

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2021
Forte Biosciences, Inc., Warrants	2/19/20	$0	0.00%	$5,423,102	1.67%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	134,605	0.04%
Tolero CDR	2/6/17	1,044,370	0.90%	1,630,960	0.51%
Total				$7,188,667	2.22%

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited)

	Alger Capital Appreciation Fund		Alger 25 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,167,742,184		$26,617,694
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,775,000		—
Cash and cash equivalents	—		373,989
Receivable for investment securities sold	25,871,743		—
Receivable for shares of beneficial interest sold	2,030,409		5,000
Dividends and interest receivable	700,271		—
Receivable from Investment Manager	—		14,148
Security litigation receivable	10,476		—
Prepaid expenses	224,200		—
Total Assets	3,199,354,283		27,010,831

LIABILITIES:
Payable for investment securities purchased	14,178,107		—
Payable for shares of beneficial interest redeemed	5,566,260		—
Bank overdraft	54,449		—
Payable for interfund loans	5,851,000		—
Due to investment advisor	23,197		—
Accrued investment advisory fees	1,944,520		9,854
Accrued distribution fees	477,921		—
Accrued shareholder administrative fees	34,939		219
Accrued administrative fees	71,418		602
Accrued custodian fees	15,742		758
Accrued transfer agent fees	651,672		211
Accrued printing fees	61,308		238
Accrued professional fees	36,686		10,647
Accrued trustee fees	6,128		—
Accrued fund accounting fees	74,746		9,025
Accrued other expenses	4,625		328
Total Liabilities	29,052,718		31,882
NET ASSETS	$3,170,301,565		$26,978,949

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,211,649,387		15,342,730
Distributable earnings	1,958,652,178		11,636,219
NET ASSETS	$3,170,301,565		$26,978,949
* Identified cost	$1,636,947,155(a	)	$17,519,227(b	)
** Identified cost	$2,775,000(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Capital Appreciation Fund	Alger 25 Fund
NET ASSETS BY CLASS:
Class A	$1,467,692,764	$—
Class C	$215,584,631	$—
Class Z	$1,487,024,170	$26,978,949

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	41,451,964	—
Class C	8,827,491	—
Class Z	40,016,842	1,386,573

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$35.41	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$37.37	$—
Class C — Net Asset Value Per Share Class C	$24.42	$—
Class Z — Net Asset Value Per Share Class Z	$37.16	$19.46

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,669,633,065, amounted to $1,500,884,119 which consisted of  aggregate gross unrealized appreciation of  $1,537,687,078 and aggregate gross unrealized depreciation of $36,802,959.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $17,533,902, amounted to $9,083,792 which consisted of aggregate gross unrealized appreciation of $9,275,963 and aggregate gross unrealized depreciation of $192,171.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger 35 Fund		Alger Growth & Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments#	$19,706,933		$138,513,853
Cash and cash equivalents	31,191		2,522,426
Receivable for shares of beneficial interest sold	—		82,745
Dividends and interest receivable	1,258		159,603
Receivable from Investment Manager	8,064		—
Security litigation receivable	—		109
Prepaid expenses	16,230		37,860
Total Assets	19,763,676		141,316,596

LIABILITIES:
Collateral on securities loaned at value (Note 4)	—		1,306,695
Payable for shares of beneficial interest redeemed	—		92,492
Accrued investment advisory fees	4,878		56,656
Accrued distribution fees	—		32,184
Accrued shareholder administrative fees	182		1,718
Accrued administrative fees	442		3,116
Accrued custodian fees	411		1,249
Accrued transfer agent fees	112		32,619
Accrued printing fees	310		6,635
Accrued professional fees	22,090		23,769
Accrued registration fees	—		59
Accrued trustee fees	36		263
Accrued fund accounting fees	8,556		10,790
Accrued other expenses	977		3,271
Total Liabilities	37,994		1,571,516
NET ASSETS	$19,725,682		$139,745,080

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	12,021,616		51,643,041
Distributable earnings	7,704,066		88,102,039
NET ASSETS	$19,725,682		$139,745,080
* Identified cost	$15,336,659(a	)	$54,513,883(b	)
# Includes collateral received on stock loan	—		$1,306,695
# Includes securities loaned at value	—		$1,279,615

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger 35 Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS:
Class A	$—	$94,964,815
Class C	$—	$15,817,092
Class P	$19,340,980	$—
Class P-2	$384,702	$—
Class Z	$—	$28,963,173

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,703,897
Class C	—	288,272
Class P	1,013,438	—
Class P-2	20,136	—
Class Z	—	519,003

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$55.73
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$58.82
Class C — Net Asset Value Per Share Class C	$—	$54.87
Class P — Net Asset Value Per Share Class P	$19.08	$—
Class P-2 — Net Asset Value Per Share Class P-2	$19.11	$—
Class Z — Net Asset Value Per Share Class Z	$—	$55.81

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $15,336,679, amounted to $4,370,254 which consisted of aggregate gross unrealized appreciation of $4,567,577 and aggregate gross unrealized depreciation of $197,323.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $53,948,816, amounted to $84,565,037 which consisted of aggregate gross unrealized appreciation of $85,346,661 and aggregate gross unrealized depreciation of $781,624.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Mid Cap Growth Fund		Alger Mid Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$303,274,197		$727,470,136
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	1,707,942		—
Cash and cash equivalents	2,601,215		19,829,204
Receivable for investment securities sold	3,160,337		3,012,369
Receivable for shares of beneficial interest sold	73,549		2,205,689
Dividends and interest receivable	51,703		48,531
Receivable from Investment Manager	11,805		116
Security litigation receivable	3,383		—
Prepaid expenses	59,222		19,872
Total Assets	310,943,353		752,585,917

LIABILITIES:
Payable for investment securities purchased	2,826,504		8,308,190
Payable for shares of beneficial interest redeemed	87,903		1,065,930
Accrued investment advisory fees	192,074		341,831
Accrued distribution fees	69,559		23,896
Accrued shareholder administrative fees	3,927		6,015
Accrued administrative fees	6,950		16,540
Accrued custodian fees	15,645		4,260
Accrued transfer agent fees	46,003		8,955
Accrued printing fees	19,930		11,554
Accrued professional fees	45,099		23,009
Accrued trustee fees	625		1,413
Accrued fund accounting fees	16,773		20,502
Accrued other expenses	2,974		2,616
Total Liabilities	3,333,966		9,834,711
NET ASSETS	$307,609,387		$742,751,206

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	180,187,000		556,737,107
Distributable earnings	127,422,387		186,014,099
NET ASSETS	$307,609,387		$742,751,206
* Identified cost	$231,394,054(a	)	$650,146,085(b	)
** Identified cost	$2,663,245(a	)	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Mid Cap Growth Fund	Alger Mid Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$235,861,639	$—
Class B	$17,921,822	$—
Class C	$7,614,259	$—
Class I	$—	$116,793,000
Class Y	$—	$97,650
Class Z	$46,211,667	$625,860,556

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,458,784	—
Class B	1,076,654	—
Class C	475,783	—
Class I	—	5,816,925
Class Y	—	4,843
Class Z	2,006,340	31,029,484

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.55	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.80	$—
Class B — Net Asset Value Per Share Class B	$16.65	$—
Class C — Net Asset Value Per Share Class C	$16.00	$—
Class I — Net Asset Value Per Share Class I	$—	$20.08
Class Y — Net Asset Value Per Share Class Y	$—	$20.16
Class Z — Net Asset Value Per Share Class Z	$23.03	$20.17

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $237,493,388, amounted to $67,488,751 which consisted of aggregate gross unrealized appreciation of $77,582,917 and aggregate gross unrealized depreciation of $10,094,166.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $650,606,977, amounted to $76,863,159 which consisted of aggregate gross unrealized appreciation of $94,695,525 and aggregate gross unrealized depreciation of $17,832,366.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund		Alger Small Cap Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$1,494,938,644		$634,866,227
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	34,721		2,282,603
Cash and cash equivalents	35,180,426		26,211,661
Receivable for investment securities sold	6,565,445		—
Receivable for shares of beneficial interest sold	4,507,712		1,225,327
Dividends and interest receivable	199,861		70,803
Receivable from Investment Manager	—		3,612
Security litigation receivable	327		1,637
Prepaid expenses	68,036		56,517
Total Assets	1,541,495,172		664,718,387

LIABILITIES:
Payable for investment securities purchased	13,072,946		1,550,161
Payable for shares of beneficial interest redeemed	1,880,816		667,411
Due to investment advisor	65		—
Accrued investment advisory fees	964,957		434,762
Accrued distribution fees	136,954		87,563
Accrued shareholder administrative fees	13,936		6,969
Accrued administrative fees	33,574		14,761
Accrued custodian fees	9,017		10,713
Accrued transfer agent fees	130,904		56,441
Accrued printing fees	41,345		19,822
Accrued professional fees	40,348		43,087
Accrued trustee fees	2,863		1,259
Accrued fund accounting fees	36,610		22,629
Accrued other expenses	5,745		4,416
Total Liabilities	16,370,080		2,919,994
NET ASSETS	$1,525,125,092		$661,798,393

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	976,557,300		416,680,317
Distributable earnings	548,567,792		245,118,076
NET ASSETS	$1,525,125,092		$661,798,393
* Identified cost	$1,041,669,750(a	)	$445,467,918(b	)
** Identified cost	$1,041,633(a	)	$2,503,096(b	)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
NET ASSETS BY CLASS:
Class A	$236,693,226	$260,870,546
Class B	$—	$6,017,542
Class C	$93,781,573	$37,197,193
Class I	$70,808,210	$—
Class Y	$47,696,503	$—
Class Z	$1,076,145,580	$357,713,112

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	10,556,587	16,266,972
Class B	—	532,944
Class C	6,527,422	3,482,462
Class I	3,069,896	—
Class Y	2,035,962	—
Class Z	44,640,054	21,405,650

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$22.42	$16.04
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$23.66	$16.93
Class B — Net Asset Value Per Share Class B	$—	$11.29
Class C — Net Asset Value Per Share Class C	$14.37	$10.68
Class I — Net Asset Value Per Share Class I	$23.07	$—
Class Y — Net Asset Value Per Share Class Y	$23.43	$—
Class Z — Net Asset Value Per Share Class Z	$24.11	$16.71

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,057,193,369, amounted to $437,779,996 which consisted of aggregate gross unrealized appreciation of $485,075,173 and aggregate gross unrealized depreciation of $47,295,177.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $451,110,247, amounted to $186,038,583 which consisted of aggregate gross unrealized appreciation of $196,064,785 and aggregate gross unrealized depreciation of $10,026,202.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Small Cap Focus Fund		Alger International Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$7,822,550,068		$192,367,252
Cash and cash equivalents	535,840,161		7,118,911
Foreign cash †	—		31,373
Receivable for investment securities sold	8,258,041		411,340
Receivable for shares of beneficial interest sold	15,548,337		54,307
Receivable for interfund loans	8,997,000		—
Dividends and interest receivable	—		420,090
Receivable for foreign capital gain tax	—		116,331
Receivable from Investment Manager	—		14,448
Security litigation receivable	—		38,738
Prepaid expenses	311,435		40,394
Total Assets	8,391,505,042		200,613,184

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—		2,522
Payable for investment securities purchased	89,764,034		5,081,575
Payable for shares of beneficial interest redeemed	22,275,821		51,377
Due to investment advisor	7,951		—
Accrued investment advisory fees	4,971,311		114,264
Accrued distribution fees	459,318		50,583
Accrued shareholder administrative fees	71,265		2,520
Accrued administrative fees	182,281		4,426
Accrued custodian fees	34,297		15,775
Accrued transfer agent fees	657,460		39,353
Accrued printing fees	204,796		17,272
Accrued professional fees	29,131		38,443
Accrued trustee fees	16,889		395
Accrued fund accounting fees	186,164		13,227
Accrued other expenses	5,973		13,926
Total Liabilities	118,866,691		5,445,658
NET ASSETS	$8,272,638,351		$195,167,526

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	5,244,578,172		136,380,845
Distributable earnings	3,028,060,179		58,786,681
NET ASSETS	$8,272,638,351		$195,167,526
* Identified cost	$5,198,570,193(a	)	$135,135,415(b	)
† Cost of foreign cash	$—		$31,375(b	)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund
NET ASSETS BY CLASS:
Class A	$659,522,121	$144,603,319
Class B	$—	$21,266,891
Class C	$292,617,560	$3,730,084
Class I	$454,458,281	$666,236
Class Y	$384,100,219	$—
Class Z	$6,481,940,170	$24,900,996

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	20,485,252	6,400,118
Class B	—	1,084,373
Class C	10,223,207	197,328
Class I	13,742,176	29,392
Class Y	11,395,074	—
Class Z	192,315,494	1,086,758

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$32.19	$22.59
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$33.98	$23.85
Class B — Net Asset Value Per Share Class B	$—	$19.61
Class C — Net Asset Value Per Share Class C	$28.62	$18.90
Class I — Net Asset Value Per Share Class I	$33.07	$22.67
Class Y — Net Asset Value Per Share Class Y	$33.71	$—
Class Z — Net Asset Value Per Share Class Z	$33.70	$22.91

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $5,231,865,424, amounted to $2,590,684,644 which consisted of  aggregate gross unrealized appreciation of  $2,838,664,502 and aggregate gross unrealized depreciation of $247,979,858.

(b)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $137,227,295, amounted to $55,139,957 which consisted of aggregate gross unrealized appreciation of $59,766,212 and aggregate gross unrealized depreciation of $4,626,255.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

	Alger Health Sciences Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$319,818,459
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	134,605
Cash and cash equivalents	4,778,031
Receivable for shares of beneficial interest sold	121,641
Dividends and interest receivable	211,413
Security litigation receivable	3,601
Prepaid expenses	33,999
Total Assets	325,101,749

LIABILITIES:
Payable for shares of beneficial interest redeemed	322,548
Accrued investment advisory fees	141,925
Accrued distribution fees	40,258
Accrued shareholder administrative fees	3,399
Accrued administrative fees	7,096
Accrued custodian fees	3,915
Accrued transfer agent fees	60,674
Accrued printing fees	12,936
Accrued professional fees	39,212
Accrued trustee fees	648
Accrued fund accounting fees	16,048
Accrued other expenses	6,079
Total Liabilities	654,738
NET ASSETS	$324,447,011

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	214,051,865
Distributable earnings	110,395,146
NET ASSETS	$324,447,011
* Identified cost	$244,913,887	(a)
** Identified cost	$4,038,147	(a)

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Assets and Liabilities April 30, 2021 (Unaudited) (Continued)

Alger Health Sciences Fund
NET ASSETS BY CLASS:
Class A	$142,706,322
Class C	$14,491,494
Class Z	$167,249,195

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	4,283,284
Class C	608,270
Class Z	4,969,092

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$33.32
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$35.16
Class C — Net Asset Value Per Share Class C	$23.82
Class Z — Net Asset Value Per Share Class Z	$33.66

See Notes to Financial Statements.

(a)
At April 30, 2021, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $251,712,932, amounted to $68,240,132 which consisted of aggregate gross unrealized appreciation of $82,643,763 and aggregate gross unrealized depreciation of $14,403,631.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited)

	Alger Capital Appreciation Fund	Alger 25 Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$8,975,026	$65,781
Interest	29	16
Total Income	8,975,055	65,797

EXPENSES:
Investment advisory fees — Note 3(a)	11,804,951	56,091
Distribution fees — Note 3(c)
Class A	1,758,491	—
Class C	1,078,592	—
Shareholder administrative fees — Note 3(f)	210,656	1,396
Administration fees — Note 3(b)	434,291	3,428
Custodian fees	63,670	7,777
Interest expenses	17,362	30
Transfer agent fees — Note 3(f)	684,809	587
Printing fees	53,524	2,526
Professional fees	66,345	11,618
Registration fees	30,465	17,583
Trustee fees — Note 3(g)	39,058	251
Fund accounting fees	217,686	21,429
Other expenses	89,109	1,839
Total Expenses	16,549,009	124,555
Less, expense reimbursements/waivers — Note 3(a)	(22,143)	(55,798)
Net Expenses	16,526,866	68,757
NET INVESTMENT LOSS	(7,551,811)	(2,960)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	477,240,233	2,576,081
Net realized (loss) on foreign currency transactions	(20,506)	—
Net change in unrealized appreciation on unaffiliated investments	172,447,742	2,619,890
Net change in unrealized appreciation on foreign currency	3,244	—
Net realized and unrealized gain on investments and foreign currency	649,670,713	5,195,971
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$642,118,902	$5,193,011
* Foreign withholding taxes	$168,321	$1,721

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

	Alger 35 Fund	Alger Growth & Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$28,981	$1,474,557
Interest	37	44
Income from securities lending	—	175
Total Income	29,018	1,474,776

EXPENSES:
Investment advisory fees — Note 3(a)	26,101	316,860
Distribution fees — Note 3(c)
Class A	—	107,268
Class C	—	74,378
Shareholder administrative fees — Note 3(f)	988	9,610
Administration fees — Note 3(b)	2,387	17,427
Custodian fees	7,253	9,394
Interest expenses	182	27
Transfer agent fees — Note 3(f)	381	34,370
Printing fees	2,114	3,114
Professional fees	20,026	17,584
Registration fees	12,753	16,935
Trustee fees — Note 3(g)	213	1,571
Fund accounting fees	20,365	27,947
Other expenses	2,218	1,833
Total Expenses	94,981	638,318
Less, expense reimbursements/waivers — Note 3(a)	(59,742)	(485)
Net Expenses	35,239	637,833
NET INVESTMENT INCOME (LOSS)	(6,221)	836,943

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	3,341,274	3,243,800
Net change in unrealized appreciation on unaffiliated investments	855,934	27,792,815
Net change in unrealized appreciation on foreign currency	16	—
Net realized and unrealized gain on investments and foreign currency	4,197,224	31,036,615
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,191,003	$31,873,558
* Foreign withholding taxes	$—	$9,319

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

	Alger Mid Cap Growth Fund	Alger Mid Cap Focus Fund
INCOME:
Dividends	$553,726	$307,705
Interest	89	754
Total Income	553,815	308,459

EXPENSES:
Investment advisory fees — Note 3(a)	1,100,241	1,793,155
Distribution fees — Note 3(c)
Class A	283,559	—
Class B	88,208	—
Class C	34,753	—
Class I	—	132,883
Shareholder administrative fees — Note 3(f)	22,649	30,863
Administration fees — Note 3(b)	39,811	84,874
Custodian fees	26,060	20,979
Interest expenses	467	—
Transfer agent fees — Note 3(f)	57,376	21,746
Printing fees	38,558	25,180
Professional fees	33,646	19,909
Registration fees	21,676	69,527
Trustee fees — Note 3(g)	3,666	8,074
Fund accounting fees	43,778	57,554
Other expenses	11,782	10,862
Total Expenses	1,806,230	2,275,606
Less, expense reimbursements/waivers — Note 3(a)	(76,813)	(247)
Net Expenses	1,729,417	2,275,359
NET INVESTMENT LOSS	(1,175,602)	(1,966,900)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	61,114,371	111,119,882
Net realized (loss) on foreign currency transactions	(4,367)	(6)
Net change in unrealized appreciation on unaffiliated investments	8,392,371	28,443,403
Net change in unrealized appreciation on foreign currency	68	—
Net realized and unrealized gain on investments and foreign currency	69,502,443	139,563,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,326,841	$137,596,379

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$1,258,773	$802,125
Interest	1,631	2,079
Total Income	1,260,404	804,204

EXPENSES:
Investment advisory fees — Note 3(a)	5,245,742	2,283,681
Distribution fees — Note 3(c)
Class A	275,585	301,578
Class B	—	29,635
Class C	423,812	147,981
Class I	98,893	—
Shareholder administrative fees — Note 3(f)	75,899	37,189
Administration fees — Note 3(b)	181,443	77,532
Custodian fees	30,902	27,680
Transfer agent fees — Note 3(f)	151,286	73,585
Printing fees	40,998	41,727
Professional fees	40,555	31,322
Registration fees	61,472	43,897
Trustee fees — Note 3(g)	16,447	7,175
Fund accounting fees	103,783	60,819
Other expenses	23,955	14,598
Total Expenses	6,770,772	3,178,399
Less, expense reimbursements/waivers — Note 3(a)	(5,632)	(24,214)
Net Expenses	6,765,140	3,154,185
NET INVESTMENT LOSS	(5,504,736)	(2,349,981)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	122,198,992	63,626,637
Net realized (loss) on foreign currency transactions	(1)	(20)
Net change in unrealized appreciation on unaffiliated investments	228,217,086	54,050,015
Net realized and unrealized gain on investments and foreign currency	350,416,077	117,676,632
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$344,911,341	$115,326,651
* Foreign withholding taxes	$29,600	$—

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

	Alger Small Cap Focus Fund	Alger International Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$11,859,380	$579,097
Interest	54,435	4,637
Total Income	11,913,815	583,734

EXPENSES:
Investment advisory fees — Note 3(a)	28,641,534	670,435
Distribution fees — Note 3(c)
Class A	817,890	177,962
Class B	—	107,054
Class C	1,452,696	17,155
Class I	543,088	838
Shareholder administrative fees — Note 3(f)	412,595	14,877
Administration fees — Note 3(b)	1,050,190	25,967
Custodian fees	110,243	39,746
Interest expenses	—	427
Transfer agent fees — Note 3(f)	737,133	44,689
Printing fees	231,465	25,183
Professional fees	111,322	29,480
Registration fees	184,742	21,464
Trustee fees — Note 3(g)	97,870	2,338
Fund accounting fees	512,231	37,646
Other expenses	148,448	10,496
Total Expenses	35,051,447	1,225,757
Less, expense reimbursements/waivers — Note 3(a)	(6,667)	(102,983)
Net Expenses	35,044,780	1,122,774
NET INVESTMENT LOSS	(23,130,965)	(539,040)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	554,090,166	18,463,691
Net realized (loss) on foreign currency transactions	(5)	(4,879)
Net change in unrealized appreciation on unaffiliated investments	843,507,753	14,930,728
Net change in unrealized (depreciation) on forward foreign currency contracts	—	(2,522)
Net change in unrealized (depreciation) on foreign currency	—	(2,367)
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	1,397,597,914	33,384,651
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,374,466,949	$32,845,611
* Foreign withholding taxes	$—	$103,909

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Operations for the six months ended April 30, 2021 (Unaudited) (Continued)

Alger Health Sciences Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$716,296
Interest	384
Total Income	716,680

EXPENSES:
Investment advisory fees — Note 3(a)	846,704
Distribution fees — Note 3(c)
Class A	174,260
Class C	69,151
Shareholder administrative fees — Note 3(f)	20,375
Administration fees — Note 3(b)	42,335
Custodian fees	19,897
Interest expenses	851
Transfer agent fees — Note 3(f)	58,979
Printing fees	17,020
Professional fees	27,150
Registration fees	24,440
Trustee fees — Note 3(g)	3,779
Fund accounting fees	40,716
Other expenses	11,784
Total Expenses	1,357,441
NET INVESTMENT LOSS	(640,761)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	42,798,246
Net realized (loss) on foreign currency transactions	(1,096)
Net change in unrealized appreciation on unaffiliated investments	4,445,126
Net change in unrealized appreciation on foreign currency	25
Net realized and unrealized gain on investments and foreign currency	47,242,301
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,601,540
* Foreign withholding taxes	$1,252

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited)

Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(7,551,811)	$(9,126,542)
Net realized gain on investments and foreign currency	477,219,727	459,038,986
Net change in unrealized appreciation on investments and foreign currency	172,450,986	458,060,897
Net increase in net assets resulting from operations	642,118,902	907,973,341

Dividends and distributions to shareholders:
Class A	(192,316,635)	(92,851,822)
Class B	—	(812,864)
Class C	(41,889,152)	(22,831,979)
Class Z	(187,550,241)	(109,764,275)
Total dividends and distributions to shareholders	(421,756,028)	(226,260,940)

Increase (decrease) from shares of beneficial interest transactions:
Class A	68,179,756	(127,292,115)
Class B	—	(9,299,807)
Class C	11,193,095	(55,925,340)
Class Z	(477,457,246)	46,690,469
Net decrease from shares of beneficial interest transactions — Note 6	(398,084,395)	(145,826,793)
Total increase (decrease)	(177,721,521)	535,885,608

Net Assets:
Beginning of period	3,348,023,086	2,812,137,478
END OF PERIOD	$3,170,301,565	$3,348,023,086

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger 25 Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment income (loss)	$(2,960)	$3,932
Net realized gain on investments	2,576,081	1,624,580
Net change in unrealized appreciation on investments	2,619,890	4,505,895
Net increase in net assets resulting from operations	5,193,011	6,134,407
Dividends and distributions to shareholders:
Class Z	(1,520,562)	(170,106)
Class P-2*	(46,269)	(2,586)
Total dividends and distributions to shareholders	(1,566,831)	(172,692)
Increase (decrease) from shares of beneficial interest transactions:
Class Z	1,632,884	2,564,308
Class P-2*	(715,778)	305,722
Net increase from shares of beneficial interest transactions — Note 6	917,106	2,870,030
Total increase	4,543,286	8,831,745
Net Assets:
Beginning of period	22,435,663	13,603,918
END OF PERIOD	$26,978,949	$22,435,663

See Notes to Financial Statements.

*	On March 1, 2021, Class P-2 Shares of the Fund were converted into Class P Shares of the Fund. Immediately thereafter, Class P Shares of the Fund were reclassified as Class Z Shares.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger 35 Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(6,221)	$(41,786)
Net realized gain on investments	3,341,274	2,591,700
Net change in unrealized appreciation on investments and foreign currency	855,950	2,214,786
Net increase in net assets resulting from operations	4,191,003	4,764,700

Dividends and distributions to shareholders:
Class P	(2,452,471)	(16,599)
Class P-2	(51,070)	(166)
Total dividends and distributions to shareholders	(2,503,541)	(16,765)

Increase (decrease) from shares of beneficial interest transactions:
Class P	3,552,471	350,508
Class P-2	106,963	73,651
Net increase from shares of beneficial interest transactions — Note 6	3,659,434	424,159
Total increase	5,346,896	5,172,094

Net Assets:
Beginning of period	14,378,786	9,206,692
END OF PERIOD	$19,725,682	$14,378,786

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Growth & Income Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment income	$836,943	$1,773,093
Net realized gain on investments	3,243,800	1,585,950
Net change in unrealized appreciation on investments	27,792,815	1,439,738
Net increase in net assets resulting from operations	31,873,558	4,798,781

Dividends and distributions to shareholders:
Class A	(1,570,290)	(3,822,521)
Class C	(228,251)	(676,121)
Class Z	(523,425)	(1,411,694)
Total dividends and distributions to shareholders	(2,321,966)	(5,910,336)

Increase (decrease) from shares of beneficial interest transactions:
Class A	644,147	(1,102,296)
Class C	(806,244)	(1,751,688)
Class Z	1,305,411	(3,833,530)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	1,143,314	(6,687,514)
Total increase (decrease)	30,694,906	(7,799,069)

Net Assets:
Beginning of period	109,050,174	116,849,243
END OF PERIOD	$139,745,080	$109,050,174

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Mid Cap Growth Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(1,175,602)	$(1,440,625)
Net realized gain on investments and foreign currency	61,110,004	27,186,682
Net change in unrealized appreciation on investments and foreign currency	8,392,439	42,632,795
Net increase in net assets resulting from operations	68,326,841	68,378,852

Dividends and distributions to shareholders:
Class A	(20,929,195)	(11,109,875)
Class B	(2,145,611)	(1,356,457)
Class C	(835,010)	(613,248)
Class Z	(3,167,651)	(1,392,461)
Total dividends and distributions to shareholders	(27,077,467)	(14,472,041)

Increase (decrease) from shares of beneficial interest transactions:
Class A	15,310,753	4,900,132
Class B	343,346	(1,905,314)
Class C	1,151,720	(1,560,597)
Class Z	14,096,820	3,662,413
Net increase from shares of beneficial interest transactions — Note 6	30,902,639	5,096,634
Total increase	72,152,013	59,003,445

Net Assets:
Beginning of period	235,457,374	176,453,929
END OF PERIOD	$307,609,387	$235,457,374

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger Mid Cap Focus Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020
Net investment loss	$(1,966,900)	$(1,113,273)
Net realized gain on investments and foreign currency	111,119,876	9,490,104
Net change in unrealized appreciation on investments and foreign currency	28,443,403	48,509,336
Net increase in net assets resulting from operations	137,596,379	56,886,167

Dividends and distributions to shareholders:
Class I	(1,305,962)	—
Class Z	(5,908,321)	—
Total dividends and distributions to shareholders	(7,214,283)	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	25,629,133	50,845,888
Class Y	100,000	—
Class Z	211,312,399	237,342,329
Net increase from shares of beneficial interest transactions — Note 6	237,041,532	288,188,217
Total increase	367,423,628	345,074,384

Net Assets:
Beginning of period	375,327,578	30,253,194
END OF PERIOD	$742,751,206	$375,327,578

See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020

Net investment loss	$(5,504,736)	$(6,765,665)
Net realized gain on investments and foreign currency	122,198,991	53,346,079
Net change in unrealized appreciation on investments	228,217,086	170,278,040
Net increase in net assets resulting from operations	344,911,341	216,858,454

Dividends and distributions to shareholders:
Class A	(9,723,657)	(5,872,548)
Class C	(5,566,217)	(2,781,983)
Class I	(3,675,447)	(2,486,337)
Class Y	(1,800,147)	(527,262)
Class Z	(33,989,310)	(11,293,720)
Total dividends and distributions to shareholders	(54,754,778)	(22,961,850)

Increase (decrease) from shares of beneficial interest transactions:
Class A	11,748,302	(4,899,235)
Class C	12,450,211	6,415,884
Class I	(13,327,869)	(10,869,282)
Class Y	5,230,602	11,917,428
Class Z	260,660,255	220,558,571
Net increase from shares of beneficial interest transactions — Note 6	276,761,501	223,123,366
Total increase	566,918,064	417,019,970

Net Assets:
Beginning of period	958,207,028	541,187,058
END OF PERIOD	$1,525,125,092	$958,207,028
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020

Net investment loss	$(2,349,981)	$(2,425,822)
Net realized gain on investments and foreign currency	63,626,617	2,220,628
Net change in unrealized appreciation on investments	54,050,015	79,204,729
Net increase in net assets resulting from operations	115,326,651	78,999,535

Dividends and distributions to shareholders:
Class A	(1,079,050)	(6,939,023)
Class B	(39,964)	(349,658)
Class C	(177,822)	(491,758)
Class Z	(1,109,231)	(1,376,642)
Total dividends and distributions to shareholders	(2,406,067)	(9,157,081)

Increase (decrease) from shares of beneficial interest transactions:
Class A	22,086,958	27,313,206
Class B	(440,467)	(802,698)
Class C	13,486,177	9,409,589
Class Z	123,520,249	135,592,383
Net increase from shares of beneficial interest transactions — Note 6	158,652,917	171,512,480
Total increase	271,573,501	241,354,934

Net Assets:
Beginning of period	390,224,892	148,869,958
END OF PERIOD	$661,798,393	$390,224,892
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020

Net investment loss	$(23,130,965)	$(40,440,369)
Net realized gain (loss) on investments and foreign currency	554,090,161	(66,037,625)
Net change in unrealized appreciation on investments	843,507,753	1,477,061,927
Net increase in net assets resulting from operations	1,374,466,949	1,370,583,933

Dividends and distributions to shareholders:
Class A	—	(12,366,187)
Class C	—	(4,565,291)
Class I	—	(11,171,919)
Class Y	—	(3,303,098)
Class Z	—	(66,937,210)
Total dividends and distributions to shareholders	—	(98,343,705)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(33,285,153)	(90,496,777)
Class C	(11,472,551)	(24,308,168)
Class I	14,444,548	(226,680,974)
Class Y	55,634,029	120,173,869
Class Z	930,509,950	1,144,959,252
Net increase from shares of beneficial interest transactions — Note 6	955,830,823	923,647,202
Total increase	2,330,297,772	2,195,887,430

Net Assets:
Beginning of period	5,942,340,579	3,746,453,149
END OF PERIOD	$8,272,638,351	$5,942,340,579
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020

Net investment loss	$(539,040)	$(459,456)
Net realized gain on investments and foreign currency	18,458,812	5,125,972
Net change in unrealized appreciation on investments, forward foreign currency contracts and foreign currency	14,925,839	26,519,733
Net increase in net assets resulting from operations	32,845,611	31,186,249

Dividends and distributions to shareholders:
Class A	—	(4,436,636)
Class B	—	(771,794)
Class C	—	(151,921)
Class I	—	(44,402)
Class Z	—	(626,032)
Total dividends and distributions to shareholders	—	(6,030,785)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,554,368)	(566,538)
Class B	(1,091,645)	(2,317,236)
Class C	384,760	(1,405,415)
Class I	(81,664)	(459,458)
Class Z	9,382,635	(1,618,647)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	7,039,718	(6,367,294)
Total increase	39,885,329	18,788,170

Net Assets:
Beginning of period	155,282,197	136,494,027
END OF PERIOD	$195,167,526	$155,282,197
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the Six Months Ended April 30, 2021	For the Year Ended October 31, 2020

Net investment loss	$(640,761)	$(488,346)
Net realized gain on investments and foreign currency	42,797,150	32,284,980
Net change in unrealized appreciation on investments and foreign currency	4,445,151	34,391,614
Net increase in net assets resulting from operations	46,601,540	66,188,248

Dividends and distributions to shareholders:
Class A	(14,998,910)	(7,652,345)
Class C	(1,922,517)	(996,378)
Class Z	(15,773,204)	(5,601,401)
Total dividends and distributions to shareholders	(32,694,631)	(14,250,124)

Increase (decrease) from shares of beneficial interest transactions:
Class A	7,823,937	(1,239,325)
Class C	2,487,411	(687,111)
Class Z	29,333,204	24,802,883
Net increase from shares of beneficial interest transactions — Note 6	39,644,552	22,876,447
Total increase	53,551,461	74,814,571

Net Assets:
Beginning of period	270,895,550	196,080,979
END OF PERIOD	$324,447,011	$270,895,550
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$33.76	$27.12	$26.20	$25.86	$20.09	$21.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.10)	(0.12)	(0.07)	(0.06)	(0.02)	–
Net realized and unrealized gain (loss) on investments	6.90	8.96	3.53	2.07	5.96	(0.07)
Total from investment operations	6.80	8.84	3.46	2.01	5.94	(0.07)
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$35.41	$33.76	$27.12	$26.20	$25.86	$20.09
Total return(iii)	21.45%	34.79%	15.29%	8.15%	29.84%	(0.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,467,693	$1,320,073	$1,174,346	$1,257,811	$1,506,389	$1,360,963
Ratio of gross expenses to average net assets	1.16%	1.17%	1.21%	1.21%	1.23%	1.22%
Ratio of net expenses to average net assets	1.16%	1.17%	1.21%	1.21%	1.23%	1.22%
Ratio of net investment loss to average net assets	(0.60)%	(0.41)%	(0.27)%	(0.23)%	(0.10)%	(0.02)%
Portfolio turnover rate	41.73%	89.91%	77.04%	67.33%	72.99%	103.80%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$24.79	$20.60	$20.69	$20.91	$16.39	$18.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)	(0.25)	(0.20)	(0.20)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	4.94	6.64	2.65	1.65	4.84	(0.05)
Total from investment operations	4.78	6.39	2.45	1.45	4.69	(0.18)
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$24.42	$24.79	$20.60	$20.69	$20.91	$16.39
Total return(iii)	21.00%	33.82%	14.44%	7.35%	28.88%	(1.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$215,585	$204,909	$219,511	$243,523	$297,044	$309,114
Ratio of gross expenses to average net assets	1.90%	1.91%	1.95%	1.94%	1.97%	1.98%
Ratio of net expenses to average net assets	1.90%	1.91%	1.95%	1.94%	1.97%	1.98%
Ratio of net investment loss to average net assets	(1.34)%	(1.13)%	(1.01)%	(0.96)%	(0.83)%	(0.78)%
Portfolio turnover rate	41.73%	89.91%	77.04%	67.33%	72.99%	103.80%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$35.15	$28.06	$26.94	$26.46	$20.48	$22.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.03)	0.02	0.03	0.05	0.06
Net realized and unrealized gain (loss) on investments	7.20	9.32	3.64	2.12	6.10	(0.06)
Total from investment operations	7.16	9.29	3.66	2.15	6.15	–
Distributions from net realized gains	(5.15)	(2.20)	(2.54)	(1.67)	(0.17)	(1.67)
Net asset value, end of period	$37.16	$35.15	$28.06	$26.94	$26.46	$20.48
Total return(iii)	21.65%	35.26%	15.69%	8.51%	30.25%	(0.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,487,024	$1,823,041	$1,409,374	$1,240,605	$983,006	$735,889
Ratio of gross expenses to average net assets	0.83%	0.84%	0.87%	0.87%	0.88%	0.89%
Ratio of net expenses to average net assets	0.83%	0.84%	0.87%	0.87%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.09)%	0.06%	0.10%	0.23%	0.30%
Portfolio turnover rate	41.73%	89.91%	77.04%	67.33%	72.99%	103.80%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 25 Fund	Class Z
	Six months ended 4/30/2021(i),(ii)	Year ended 10/31/2020	Year ended 10/31/2019	From 12/26/2017 (commencement of operations) to 10/31/2018(iii)
Net asset value, beginning of period	$16.82	$12.26	$10.61	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iv)	(0.01)	– (v)	0.05	– (v)
Net realized and unrealized gain on investments	3.82	4.71	1.64	0.61
Total from investment operations	3.81	4.71	1.69	0.61
Dividends from net investment income	(0.02)	(0.02)	(0.04)	–
Distributions from net realized gains	(1.15)	(0.13)	–	–
Net asset value, end of period	$19.46	$16.82	$12.26	$10.61
Total return(vi)	23.39%	38.86%	15.98%	6.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$26,979	$21,764	$13,379	$11,161
Ratio of gross expenses to average net assets	1.00%	1.63%	1.87%	2.35%
Ratio of expense reimbursements to average net assets	(0.45)%	(0.73)%	(1.32)%	(1.60)%
Ratio of net expenses to average net assets	0.55%	0.90%	0.55%	0.75%
Ratio of net investment income (loss) to average net assets	(0.45)%	0.03%	0.42%	0.01%
Portfolio turnover rate	46.00%	58.64%	102.98%	64.02%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Class P Shares were reclassified as Class Z Shares on March 1, 2021.

(iii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the eleven months then ended.

(iv)	Amount was computed based on average shares outstanding during the period.

(v)	Amount was less than $0.005 per share.

(vi)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class P
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(ii)
Net asset value, beginning of period	$17.41	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	(0.01)	(0.05)	0.03	0.01
Net realized and unrealized gain on investments	4.70	5.87	1.31	0.37
Total from investment operations	4.69	5.82	1.34	0.38
Dividends from net investment income	– (iv)	(0.02)	(0.04)	–
Distributions from net realized gains	(3.02)	–	(0.07)	–
Net asset value, end of period	$19.08	$17.41	$11.61	$10.38
Total return(v)	28.99%	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$19,341	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	1.09%	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(0.69)%	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.40%	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.36)%	0.30%	0.23%
Portfolio turnover rate	77.12%	121.74%	115.25%	31.20%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Amount was less than $0.005 per share.

(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class P-2
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	From 10/31/2018 (commencement of operations) to 10/31/2018(ii),(iii)
Net asset value, beginning of period	$17.43	$11.65	$10.38	$10.38
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iv)	(0.02)	(0.08)	0.01	–
Net realized and unrealized gain on investments	4.72	5.88	1.33	–
Total from investment operations	4.70	5.80	1.34	–
Dividends from net investment income	–	(0.02)	–	–
Distributions from net realized gains	(3.02)	–	(0.07)	–
Net asset value, end of period	$19.11	$17.43	$11.65	$10.38
Total return(iii)	29.00%	49.83%	13.06%	–
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$385	$251	$113	$100
Ratio of gross expenses to average net assets	1.24%	2.10%	4.43%	–
Ratio of expense reimbursements to average net assets	(0.68)%	(1.04)%	(3.81)%	–
Ratio of net expenses to average net assets	0.56%	1.06%	0.62%	–
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.56)%	0.09%	–
Portfolio turnover rate	77.12%	121.74%	115.25%	31.20%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.

(iii)	Class P-2 inception date was October 31, 2018, no income or expenses were recorded.

(iv)	Amount was computed based on average shares outstanding during the period.

(v)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$43.88	$43.55	$40.77	$39.68	$32.66	$33.37
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.34	0.69	0.70	0.65	0.56	0.59
Net realized and unrealized gain on investments	12.45	1.88	4.54	1.64	6.97	0.24
Total from investment operations	12.79	2.57	5.24	2.29	7.53	0.83
Dividends from net investment income	(0.27)	(0.66)	(0.61)	(0.57)	(0.50)	(0.50)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$55.73	$43.88	$43.55	$40.77	$39.68	$32.66
Total return(iii)	29.42%	5.98%	13.94%	5.78%	23.22%	2.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$94,965	$74,251	$74,924	$70,859	$72,427	$64,123
Ratio of gross expenses to average net assets	0.98%	1.06%	1.07%	1.06%	1.19%	1.14%
Ratio of net expenses to average net assets	0.98%	1.06%	1.07%	1.06%	1.19%	1.14%
Ratio of net investment income to average net assets	1.34%	1.60%	1.72%	1.59%	1.52%	1.85%
Portfolio turnover rate	4.15%	9.29%	7.30%	11.05%	7.78%	5.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$43.22	$42.93	$40.20	$39.14	$32.23	$32.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.15	0.36	0.39	0.34	0.28	0.35
Net realized and unrealized gain on investments	12.26	1.85	4.49	1.60	6.88	0.24
Total from investment operations	12.41	2.21	4.88	1.94	7.16	0.59
Dividends from net investment income	(0.09)	(0.34)	(0.30)	(0.25)	(0.24)	(0.27)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$54.87	$43.22	$42.93	$40.20	$39.14	$32.23
Total return(iii)	28.93%	5.19%	13.12%	4.96%	22.28%	1.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$15,817	$13,127	$14,946	$16,074	$22,266	$20,790
Ratio of gross expenses to average net assets	1.73%	1.81%	1.82%	1.82%	1.94%	1.88%
Ratio of net expenses to average net assets	1.73%	1.81%	1.82%	1.82%	1.94%	1.88%
Ratio of net investment income to average net assets	0.60%	0.86%	0.97%	0.84%	0.76%	1.09%
Portfolio turnover rate	4.15%	9.29%	7.30%	11.05%	7.78%	5.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$43.94	$43.60	$40.81	$39.71	$32.69	$33.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.42	0.86	0.85	0.80	0.65	0.67
Net realized and unrealized gain on investments	12.47	1.88	4.56	1.64	6.99	0.26
Total from investment operations	12.89	2.74	5.41	2.44	7.64	0.93
Dividends from net investment income	(0.35)	(0.82)	(0.77)	(0.71)	(0.61)	(0.59)
Distributions from net realized gains	(0.67)	(1.58)	(1.85)	(0.63)	(0.01)	(1.04)
Net asset value, end of period	$55.81	$43.94	$43.60	$40.81	$39.71	$32.69
Total return(iii)	29.63%	6.39%	14.39%	6.16%	23.55%	2.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$28,963	$21,672	$26,979	$24,604	$22,487	$11,422
Ratio of gross expenses to average net assets	0.67%	0.73%	0.76%	0.76%	0.90%	0.87%
Ratio of expense reimbursements to average net assets	(0.01)	(0.04)%	(0.07)%	(0.05)%	–	–
Ratio of net expenses to average net assets	0.66%	0.69%	0.69%	0.71%	0.90%	0.87%
Ratio of net investment income to average net assets	1.66%	2.00%	2.10%	1.96%	1.75%	2.09%
Portfolio turnover rate	4.15%	9.29%	7.30%	11.05%	7.78%	5.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$19.29	$14.81	$14.13	$13.47	$10.20	$10.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.12)	(0.09)	(0.11)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	5.50	5.80	1.48	0.88	3.34	(0.43)
Total from investment operations	5.41	5.68	1.39	0.77	3.27	(0.46)
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$22.55	$19.29	$14.81	$14.13	$13.47	$10.20
Total return(iii)	28.90%	41.34%	10.95%	5.78%	32.06%	(4.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$235,862	$187,552	$139,110	$138,370	$136,795	$111,423
Ratio of gross expenses to average net assets	1.22%	1.30%	1.30%	1.30%	1.32%	1.33%
Ratio of net expenses to average net assets	1.22%	1.30%	1.30%	1.30%	1.32%	1.33%
Ratio of net investment loss to average net assets	(0.84)%	(0.76)%	(0.65)%	(0.77)%	(0.55)%	(0.32)%
Portfolio turnover rate	94.15%	181.73%	182.97%	125.34%	162.65%	99.42%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class B
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$14.70	$11.55	$11.22	$10.80	$8.23	$8.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.08)	(0.10)	(0.17)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	4.16	4.43	1.14	0.70	2.69	(0.35)
Total from investment operations	4.10	4.35	1.04	0.53	2.57	(0.44)
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$16.65	$14.70	$11.55	$11.22	$10.80	$8.23
Total return(iii)	29.12%	41.41%	10.66%	4.98%	31.23%	(5.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$17,922	$15,411	$13,772	$15,361	$18,375	$19,005
Ratio of gross expenses to average net assets	1.94%	2.03%	2.04%	2.05%	2.05%	2.05%
Ratio of expense reimbursements to average net assets	(0.87)%	(0.82)%	(0.47)%	–	–	–
Ratio of net expenses to average net assets	1.07%	1.21%	1.57%	2.05%	2.05%	2.05%
Ratio of net investment loss to average net assets	(0.68)%	(0.66)%	(0.92)%	(1.50)%	(1.28)%	(1.05)%
Portfolio turnover rate	94.15%	181.73%	182.97%	125.34%	162.65%	99.42%
See Notes to Financial Statements.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$14.26	$11.33	$11.08	$10.67	$8.15	$8.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.18)	(0.16)	(0.18)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	4.02	4.31	1.12	0.70	2.65	(0.34)
Total from investment operations	3.89	4.13	0.96	0.52	2.52	(0.43)
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$16.00	$14.26	$11.33	$11.08	$10.67	$8.15
Total return(iii)	28.39%	40.26%	10.03%	4.94%	30.92%	(5.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$7,614	$5,691	$6,014	$7,647	$15,438	$18,495
Ratio of gross expenses to average net assets	2.01%	2.10%	2.14%	2.11%	2.13%	2.16%
Ratio of net expenses to average net assets	2.01%	2.10%	2.14%	2.11%	2.13%	2.16%
Ratio of net investment loss to average net assets	(1.63)%	(1.52)%	(1.48)%	(1.55)%	(1.35)%	(1.16)%
Portfolio turnover rate	94.15%	181.73%	182.97%	125.34%	162.65%	99.42%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$19.63	$15.01	$14.27	$13.56	$10.24	$10.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.07)	(0.06)	(0.07)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	5.61	5.89	1.51	0.89	3.36	(0.47)
Total from investment operations	5.55	5.82	1.45	0.82	3.32	(0.43)
Distributions from net realized gains	(2.15)	(1.20)	(0.71)	(0.11)	–	–
Net asset value, end of period	$23.03	$19.63	$15.01	$14.27	$13.56	$10.24
Total return(iii)	29.13%	41.75%	11.27%	6.03%	32.52%	(4.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$46,212	$26,804	$17,558	$14,230	$13,306	$7,508
Ratio of gross expenses to average net assets	0.92%	0.99%	1.03%	1.03%	1.07%	1.23%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%	(0.21)%
Ratio of net expenses to average net assets	0.92%	0.99%	1.03%	1.03%	1.05%	1.02%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.46)%	(0.38)%	(0.49)%	(0.29)%	0.40%
Portfolio turnover rate	94.15%	181.73%	182.97%	125.34%	162.65%	99.42%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	5.32	5.54	(0.26)
Total from investment operations	5.24	5.40	(0.30)
Distributions from net realized gains	(0.26)	–	–
Net asset value, end of period	$20.08	$15.10	$9.70
Total return(iv)	34.86%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$116,793	$67,796	$2,023
Ratio of gross expenses to average net assets	0.96%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	–	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	0.96%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.87)%	(1.04)%	(0.97)%
Portfolio turnover rate	151.47%	123.43%	65.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Y
From 0 (commencement of operations) to 4/30/2021(i)
Net asset value, beginning of period	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)
Net realized and unrealized loss on investments	(0.47)
Total from investment operations	(0.49)
Net asset value, end of period	$20.16
Total return(iii)	(2.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$98
Ratio of gross expenses to average net assets	2.16%
Ratio of expense reimbursements to average net assets	(1.47)%
Ratio of net expenses to average net assets	0.69%
Ratio of net investment loss to average net assets	(0.55)%
Portfolio turnover rate	151.47%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the six months then ended.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.06)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	5.34	5.54	(0.26)
Total from investment operations	5.28	5.44	(0.29)
Distributions from net realized gains	(0.26)	–	–
Net asset value, end of period	$20.17	$15.15	$9.71
Total return(iv)	35.01%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$625,861	$307,532	$28,230
Ratio of gross expenses to average net assets	0.69%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	–	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.69%	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.77)%	(0.74)%
Portfolio turnover rate	151.47%	123.43%	65.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$17.46	$13.30	$13.08	$12.87	$10.64	$16.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.16)	(0.14)	(0.15)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	6.04	4.88	1.39	1.90	3.58	(0.04)
Total from investment operations	5.93	4.72	1.25	1.75	3.46	(0.12)
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$22.42	$17.46	$13.30	$13.08	$12.87	$10.64
Total return(iii)	34.61%	36.57%	11.57%	15.02%	35.64%	(0.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$236,693	$174,709	$140,368	$111,456	$84,644	$82,618
Ratio of gross expenses to average net assets	1.20%	1.27%	1.31%	1.33%	1.35%	1.35%
Ratio of net expenses to average net assets	1.20%	1.27%	1.31%	1.33%	1.35%	1.35%
Ratio of net investment loss to average net assets	(1.01)%	(1.09)%	(1.08)%	(1.16)%	(1.02)%	(0.69)%
Portfolio turnover rate	27.43%	66.84%	64.83%	42.56%	157.39%	164.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$11.52	$9.01	$9.30	$9.65	$8.32	$14.45
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.12)	(0.19)	(0.17)	(0.18)	(0.15)	(0.13)
Net realized and unrealized gain (loss) on investments	3.94	3.26	0.91	1.37	2.71	(0.04)
Total from investment operations	3.82	3.07	0.74	1.19	2.56	(0.17)
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$14.37	$11.52	$9.01	$9.30	$9.65	$8.32
Total return(iii)	34.12%	35.62%	10.70%	14.11%	34.64%	(1.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$93,782	$64,497	$44,908	$36,325	$31,651	$32,183
Ratio of gross expenses to average net assets	1.96%	2.03%	2.05%	2.08%	2.12%	2.15%
Ratio of net expenses to average net assets	1.96%	2.03%	2.05%	2.08%	2.12%	2.15%
Ratio of net investment loss to average net assets	(1.77)%	(1.85)%	(1.82)%	(1.91)%	(1.79)%	(1.49)%
Portfolio turnover rate	27.43%	66.84%	64.83%	42.56%	157.39%	164.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$17.94	$13.64	$13.38	$13.14	$10.84	$16.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.16)	(0.14)	(0.16)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	6.21	5.02	1.43	1.94	3.64	(0.04)
Total from investment operations	6.10	4.86	1.29	1.78	3.53	(0.11)
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$23.07	$17.94	$13.64	$13.38	$13.14	$10.84
Total return(iii)	34.64%	36.69%	11.61%	14.94%	35.63%	(0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$70,808	$66,294	$58,615	$35,669	$23,374	$32,606
Ratio of gross expenses to average net assets	1.20%	1.24%	1.26%	1.35%	1.35%	1.25%
Ratio of net expenses to average net assets	1.20%	1.24%	1.26%	1.35%	1.35%	1.25%
Ratio of net investment loss to average net assets	(1.01)%	(1.07)%	(1.03)%	(1.18)%	(0.99)%	(0.58)%
Portfolio turnover rate	27.43%	66.84%	64.83%	42.56%	157.39%	164.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Y
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 8/31/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$18.17	$13.77	$13.44	$13.14	$12.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.07)	(0.11)	(0.09)	(0.10)	(0.02)
Net realized and unrealized gain on investments	6.30	5.07	1.45	1.94	0.89
Total from investment operations	6.23	4.96	1.36	1.84	0.87
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	–
Net asset value, end of period	$23.43	$18.17	$13.77	$13.44	$13.14
Total return(iv)	34.92%	37.08%	12.12%	15.45%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$47,697	$32,702	$12,903	$3,832	$107
Ratio of gross expenses to average net assets	0.89%	0.94%	0.97%	1.05%	9.54%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.07)%	(0.10)%	(0.18)%	(8.67)%
Ratio of net expenses to average net assets	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.67)%	(0.69)%	(0.64)%	(0.67)%	(0.78)%
Portfolio turnover rate	27.43%	66.84%	64.83%	42.56%	157.39%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$18.68	$14.15	$13.80	$13.46	$11.04	$17.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.12)	(0.10)	(0.12)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	6.48	5.21	1.48	2.00	3.74	(0.03)
Total from investment operations	6.40	5.09	1.38	1.88	3.65	(0.08)
Distributions from net realized gains	(0.97)	(0.56)	(1.03)	(1.54)	(1.23)	(5.96)
Net asset value, end of period	$24.11	$18.68	$14.15	$13.80	$13.46	$11.04
Total return(iii)	34.88%	37.00%	11.94%	15.37%	36.11%	(0.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$1,076,146	$620,005	$284,393	$147,665	$52,736	$29,565
Ratio of gross expenses to average net assets	0.89%	0.94%	0.97%	1.00%	1.06%	1.01%
Ratio of expense reimbursements to average net assets	–	–	–	(0.01)%	–	–
Ratio of net expenses to average net assets	0.89%	0.94%	0.97%	0.99%	1.06%	1.01%
Ratio of net investment loss to average net assets	(0.70)%	(0.76)%	(0.73)%	(0.82)%	(0.77)%	(0.40)%
Portfolio turnover rate	27.43%	66.84%	64.83%	42.56%	157.39%	164.36%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$12.59	$9.34	$9.54	$8.40	$6.15	$8.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.12)	(0.11)	(0.10)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	3.59	3.91	0.85	1.34	2.31	(0.21)
Total from investment operations	3.52	3.79	0.74	1.24	2.25	(0.26)
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$16.04	$12.59	$9.34	$9.54	$8.40	$6.15
Total return(iii)	27.92%	42.80%	9.94%	14.94%	36.59%	(3.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$260,871	$187,489	$116,308	$111,271	$102,318	$85,556
Ratio of gross expenses to average net assets	1.23%	1.33%	1.39%	1.38%	1.38%	1.38%
Ratio of net expenses to average net assets	1.23%	1.33%	1.39%	1.38%	1.38%	1.38%
Ratio of net investment loss to average net assets	(0.93)%	(1.11)%	(1.17)%	(1.06)%	(0.88)%	(0.79)%
Portfolio turnover rate	25.07%	12.67%	17.09%	28.68%	30.32%	55.25%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class B
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$8.88	$6.74	$7.20	$6.42	$4.73	$6.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.08)	(0.11)	(0.13)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	2.52	2.76	0.59	1.01	1.78	(0.17)
Total from investment operations	2.48	2.68	0.48	0.88	1.69	(0.25)
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$11.29	$8.88	$6.74	$7.20	$6.42	$4.73
Total return(iii)	28.02%	42.68%	9.51%	13.93%	35.73%	(4.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$6,018	$5,095	$4,523	$4,958	$5,397	$4,998
Ratio of gross expenses to average net assets	1.96%	2.07%	2.19%	2.23%	2.19%	2.18%
Ratio of expense reimbursements to average net assets	(0.82)%	(0.73)%	(0.41)%	–	–	–
Ratio of net expenses to average net assets	1.14%	1.34%	1.78%	2.23%	2.19%	2.18%
Ratio of net investment loss to average net assets	(0.82)%	(1.11)%	(1.57)%	(1.90)%	(1.68)%	(1.59)%
Portfolio turnover rate	25.07%	12.67%	17.09%	28.68%	30.32%	55.25%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$8.44	$6.47	$6.99	$6.22	$4.59	$6.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.14)	(0.13)	(0.12)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	2.40	2.65	0.55	0.99	1.72	(0.16)
Total from investment operations	2.31	2.51	0.42	0.87	1.63	(0.24)
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$10.68	$8.44	$6.47	$6.99	$6.22	$4.59
Total return(iii)	27.46%	41.76%	8.87%	14.22%	35.51%	(4.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$37,197	$18,365	$6,257	$5,837	$8,007	$8,708
Ratio of gross expenses to average net assets	1.99%	2.09%	2.20%	2.16%	2.17%	2.22%
Ratio of net expenses to average net assets	1.99%	2.09%	2.20%	2.16%	2.17%	2.22%
Ratio of net investment loss to average net assets	(1.73)%	(1.90)%	(1.98)%	(1.82)%	(1.64)%	(1.64)%
Portfolio turnover rate	25.07%	12.67%	17.09%	28.68%	30.32%	55.25%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$13.10	$9.66	$9.80	$8.60	$6.27	$8.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.10)	(0.07)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	3.73	4.08	0.87	1.36	2.37	(0.21)
Total from investment operations	3.68	3.98	0.80	1.30	2.33	(0.24)
Distributions from net realized gains	(0.07)	(0.54)	(0.94)	(0.10)	–	(1.59)
Net asset value, end of period	$16.71	$13.10	$9.66	$9.80	$8.60	$6.27
Total return(iii)	28.05%	43.38%	10.33%	15.30%	37.16%	(3.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$357,713	$179,276	$21,782	$13,179	$26,953	$21,357
Ratio of gross expenses to average net assets	0.93%	1.00%	1.12%	1.12%	1.08%	1.06%
Ratio of expense reimbursements to average net assets	–	(0.03)%	(0.13)%	(0.13)%	(0.09)%	(0.07)%
Ratio of net expenses to average net assets	0.93%	0.97%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.66)%	(0.81)%	(0.78)%	(0.65)%	(0.50)%	(0.41)%
Portfolio turnover rate	25.07%	12.67%	17.09%	28.68%	30.32%	55.25%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$26.22	$19.93	$18.86	$14.91	$11.16	$10.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.25)	(0.19)	(0.17)	(0.11)	(0.09)
Net realized and unrealized gain on investments	6.10	7.03	1.41	4.26	3.86	0.30
Total from investment operations	5.97	6.78	1.22	4.09	3.75	0.21
Dividends from net investment income	–	(0.19)	–	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$32.19	$26.22	$19.93	$18.86	$14.91	$11.16
Total return(iii)	22.77%	34.74%	6.59%	27.72%	33.60%	1.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$659,522	$566,606	$523,291	$300,066	$77,791	$23,653
Ratio of gross expenses to average net assets	1.18%	1.22%	1.19%	1.18%	1.22%	1.36%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%	(0.11)%
Ratio of net expenses to average net assets	1.18%	1.22%	1.19%	1.18%	1.20%	1.25%
Ratio of net investment loss to average net assets	(0.85)%	(1.11)%	(0.95)%	(0.92)%	(0.86)%	(0.84)%
Portfolio turnover rate	32.94%	37.49%	48.84%	27.04%	44.56%	75.50%
See Notes to Financial Statements.
(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$23.40	$17.85	$17.04	$13.58	$10.25	$10.12
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.22)	(0.37)	(0.31)	(0.27)	(0.20)	(0.15)
Net realized and unrealized gain on investments	5.44	6.30	1.27	3.87	3.53	0.28
Total from investment operations	5.22	5.93	0.96	3.60	3.33	0.13
Dividends from net investment income	–	(0.08)	–	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$28.62	$23.40	$17.85	$17.04	$13.58	$10.25
Total return(iii)	22.31%	33.85%	5.76%	26.82%	32.49%	1.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$292,618	$248,577	$212,737	$131,655	$48,345	$15,928
Ratio of gross expenses to average net assets	1.90%	1.94%	1.95%	1.94%	1.97%	2.12%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.02)%	(0.13)%
Ratio of net expenses to average net assets	1.90%	1.94%	1.95%	1.94%	1.95%	1.99%
Ratio of net investment loss to average net assets	(1.57)%	(1.83)%	(1.71)%	(1.66)%	(1.61)%	(1.57)%
Portfolio turnover rate	32.94%	37.49%	48.84%	27.04%	44.56%	75.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$26.93	$20.44	$19.34	$15.28	$11.44	$11.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.13)	(0.24)	(0.19)	(0.17)	(0.11)	(0.09)
Net realized and unrealized gain on investments	6.27	7.22	1.44	4.37	3.95	0.31
Total from investment operations	6.14	6.98	1.25	4.20	3.84	0.22
Dividends from net investment income	–	(0.19)	–	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$33.07	$26.93	$20.44	$19.34	$15.28	$11.44
Total return(iii)	22.80%	34.86%	6.58%	27.77%	33.57%	1.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$454,458	$360,756	$455,937	$340,636	$109,146	$75,648
Ratio of gross expenses to average net assets	1.15%	1.15%	1.18%	1.17%	1.21%	1.32%
Ratio of expense reimbursements to average net assets	–	–	–	–	(0.01)%	(0.09)%
Ratio of net expenses to average net assets	1.15%	1.15%	1.18%	1.17%	1.20%	1.23%
Ratio of net investment loss to average net assets	(0.83)%	(1.04)%	(0.93)%	(0.90)%	(0.80)%	(0.81)%
Portfolio turnover rate	32.94%	37.49%	48.84%	27.04%	44.56%	75.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	From 3/1/2017 (commencement of operations) to 10/31/2017(ii)
Net asset value, beginning of period	$27.41	$20.79	$19.60	$15.44	$12.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)	(0.18)	(0.14)	(0.12)	(0.08)
Net realized and unrealized gain on investments	6.38	7.36	1.48	4.42	2.59
Total from investment operations	6.30	7.18	1.34	4.30	2.51
Dividends from net investment income	–	(0.26)	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–
Net asset value, end of period	$33.71	$27.41	$20.79	$19.60	$15.44
Total return(iv)	22.98%	35.32%	6.96%	28.13%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$384,100	$266,570	$94,694	$25,691	$3,279
Ratio of gross expenses to average net assets	0.83%	0.84%	0.87%	0.88%	1.51%
Ratio of expense reimbursements to average net assets	– (v)	– (v)	(0.02)%	–	(0.61)%
Ratio of net expenses to average net assets	0.83%	0.84%	0.85%	0.88%	0.90%
Ratio of net investment loss to average net assets	(0.52)%	(0.74)%	(0.64)%	(0.63)%	(0.83)%
Portfolio turnover rate	32.94%	37.49%	48.84%	27.04%	44.56%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(iii)	Amount was computed based on average shares outstanding during the period.

(iv)	Does not reflect the effect of sales charges, if applicable.

(v)	Amount was more than (0.005)%.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$27.41	$20.79	$19.60	$15.44	$11.53	$11.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.18)	(0.13)	(0.12)	(0.08)	(0.07)
Net realized and unrealized gain on investments	6.38	7.36	1.47	4.42	3.99	0.32
Total from investment operations	6.29	7.18	1.34	4.30	3.91	0.25
Dividends from net investment income	–	(0.26)	–	–	–	–
Distributions from net realized gains	–	(0.30)	(0.15)	(0.14)	–	–
Net asset value, end of period	$33.70	$27.41	$20.79	$19.60	$15.44	$11.53
Total return(iii)	22.95%	35.30%	6.96%	28.13%	33.91%	2.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$6,481,940	$4,499,832	$2,459,793	$1,329,712	$350,097	$68,253
Ratio of gross expenses to average net assets	0.83%	0.85%	0.86%	0.87%	0.90%	1.01%
Ratio of net expenses to average net assets	0.83%	0.85%	0.86%	0.87%	0.90%	1.01%
Ratio of net investment loss to average net assets	(0.52)%	(0.74)%	(0.62)%	(0.61)%	(0.58)%	(0.58)%
Portfolio turnover rate	32.94%	37.49%	48.84%	27.04%	44.56%	75.50%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$18.67	$15.51	$14.30	$17.58	$14.58	$15.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.07)	(0.06)	(0.02)	0.06	0.13	0.16
Net realized and unrealized gain (loss) on investments	3.99	3.91	1.66	(2.46)	3.11	(1.14)
Total from investment operations	3.92	3.85	1.64	(2.40)	3.24	(0.98)
Dividends from net investment income	–	(0.69)	(0.43)	(0.88)	(0.24)	(0.01)
Net asset value, end of period	$22.59	$18.67	$15.51	$14.30	$17.58	$14.58
Total return(iii)	21.05%	25.69%	11.99%	(14.35)%	22.63%	(6.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$144,603	$120,832	$100,814	$98,105	$119,477	$107,398
Ratio of gross expenses to average net assets	1.24%	1.34%	1.37%	1.29%	1.34%	1.35%
Ratio of net expenses to average net assets	1.24%	1.34%	1.37%	1.29%	1.34%	1.35%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.37)%	(0.11)%	0.38%	0.83%	1.08%
Portfolio turnover rate	44.88%	105.22%	151.99%	207.22%	148.35%	134.84%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class B
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$16.19	$13.44	$12.38	$15.35	$12.76	$13.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.02)	(0.04)	(0.06)	0.02	0.05
Net realized and unrealized gain (loss) on investments	3.46	3.38	1.44	(2.13)	2.73	(1.00)
Total from investment operations	3.42	3.36	1.40	(2.19)	2.75	(0.95)
Dividends from net investment income	–	(0.61)	(0.34)	(0.78)	(0.16)	–
Net asset value, end of period	$19.61	$16.19	$13.44	$12.38	$15.35	$12.76
Total return(iii)	21.12%	25.83%	11.82%	(15.00)%	21.71%	(6.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$21,267	$18,427	$17,646	$17,639	$24,777	$25,033
Ratio of gross expenses to average net assets	1.95%	2.05%	2.09%	2.01%	2.05%	2.06%
Ratio of expense reimbursements to average net assets	(0.92)%	(0.88)%	(0.51)%	–	–	–
Ratio of net expenses to average net assets	1.03%	1.17%	1.58%	2.01%	2.05%	2.06%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.18)%	(0.30)%	(0.40)%	0.13%	0.37%
Portfolio turnover rate	44.88%	105.22%	151.99%	207.22%	148.35%	134.84%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$15.68	$13.11	$12.07	$14.98	$12.44	$13.57
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.13)	(0.15)	(0.12)	(0.06)	0.01	0.04
Net realized and unrealized gain (loss) on investments	3.35	3.29	1.41	(2.09)	2.66	(0.99)
Total from investment operations	3.22	3.14	1.29	(2.15)	2.67	(0.95)
Dividends from net investment income	–	(0.57)	(0.25)	(0.76)	(0.13)	(0.18)
Net asset value, end of period	$18.90	$15.68	$13.11	$12.07	$14.98	$12.44
Total return(iii)	20.54%	24.68%	11.07%	(15.08)%	21.70%	(7.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$3,730	$2,760	$3,603	$4,712	$12,130	$15,190
Ratio of gross expenses to average net assets	2.00%	2.13%	2.23%	2.09%	2.13%	2.14%
Ratio of net expenses to average net assets	2.00%	2.13%	2.23%	2.09%	2.13%	2.14%
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.13)%	(0.99)%	(0.41)%	0.06%	0.29%
Portfolio turnover rate	44.88%	105.22%	151.99%	207.22%	148.35%	134.84%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class I
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$18.72	$15.54	$14.31	$17.54	$14.55	$15.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.06)	(0.02)	0.01	0.09	0.17	0.21
Net realized and unrealized gain (loss) on investments	4.01	3.93	1.67	(2.48)	3.09	(1.16)
Total from investment operations	3.95	3.91	1.68	(2.39)	3.26	(0.95)
Dividends from net investment income	–	(0.73)	(0.45)	(0.84)	(0.27)	(0.05)
Net asset value, end of period	$22.67	$18.72	$15.54	$14.31	$17.54	$14.55
Total return(iii)	21.10%	25.98%	12.41%	(14.27)%	22.84%	(6.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$666	$642	$970	$2,156	$1,742	$14,202
Ratio of gross expenses to average net assets	1.25%	1.34%	1.48%	1.19%	1.48%	1.33%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.27)%	(0.36)%	(0.04)%	(0.33)%	(0.18)%
Ratio of net expenses to average net assets	1.14%	1.07%	1.12%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	(0.51)%	(0.10)%	0.06%	0.51%	1.14%	1.43%
Portfolio turnover rate	44.88%	105.22%	151.99%	207.22%	148.35%	134.84%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$18.90	$15.69	$14.46	$17.77	$14.74	$15.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	–(iii)	0.05	0.12	0.20	0.23
Net realized and unrealized gain (loss) on investments	4.04	3.98	1.67	(2.48)	3.14	(1.15)
Total from investment operations	4.01	3.98	1.72	(2.36)	3.34	(0.92)
Dividends from net investment income	–	(0.77)	(0.49)	(0.95)	(0.31)	(0.07)
Net asset value, end of period	$22.91	$18.90	$15.69	$14.46	$17.77	$14.74
Total return(iv)	21.27%	26.23%	12.64%	(14.03)%	23.16%	(5.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$24,901	$12,621	$13,462	$14,597	$21,317	$18,477
Ratio of gross expenses to average net assets	0.93%	1.02%	1.10%	1.01%	1.03%	1.04%
Ratio of expense reimbursements to average net assets	(0.05)%	(0.13)%	(0.21)%	(0.12)%	(0.14)%	(0.15)%
Ratio of net expenses to average net assets	0.88%	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	(0.23)%	0.01%	0.36%	0.71%	1.27%	1.57%
Portfolio turnover rate	44.88%	105.22%	151.99%	207.22%	148.35%	134.84%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than $0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class A
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$31.75	$26.55	$28.04	$25.16	$16.01	$21.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.09)	(0.09)	(0.19)	(0.19)	(0.15)
Net realized and unrealized gain (loss) on investments	5.41	7.20	0.48	3.82	9.34	(2.39)
Total from investment operations	5.32	7.11	0.39	3.63	9.15	(2.54)
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$33.32	$31.75	$26.55	$28.04	$25.16	$16.01
Total return(iii)	17.35%	28.09%	1.96%	14.92%	57.15%	(14.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$142,706	$127,925	$108,095	$131,731	$95,913	$68,686
Ratio of gross expenses to average net assets	1.01%	1.04%	1.12%	1.15%	1.38%	1.41%
Ratio of net expenses to average net assets	1.01%	1.04%	1.12%	1.15%	1.38%	1.41%
Ratio of net investment loss to average net assets	(0.54)%	(0.30)%	(0.34)%	(0.68)%	(0.86)%	(0.87)%
Portfolio turnover rate	58.30%	131.29%	148.78%	89.73%	106.66%	93.49%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class C
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$23.74	$20.44	$22.21	$20.23	$12.98	$18.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.15)	(0.23)	(0.23)	(0.31)	(0.28)	(0.24)
Net realized and unrealized gain (loss) on investments	3.98	5.44	0.34	3.04	7.53	(1.92)
Total from investment operations	3.83	5.21	0.11	2.73	7.25	(2.16)
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$23.82	$23.74	$20.44	$22.21	$20.23	$12.98
Total return(iii)	16.88%	27.12%	1.20%	14.03%	55.86%	(14.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$14,491	$11,862	$10,963	$15,322	$31,148	$28,242
Ratio of gross expenses to average net assets	1.77%	1.81%	1.89%	1.93%	2.15%	2.18%
Ratio of net expenses to average net assets	1.77%	1.81%	1.89%	1.93%	2.15%	2.18%
Ratio of net investment loss to average net assets	(1.31)%	(1.07)%	(1.12)%	(1.46)%	(1.63)%	(1.65)%
Portfolio turnover rate	58.30%	131.29%	148.78%	89.73%	106.66%	93.49%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class Z
	Six months ended 4/30/2021(i)	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018	Year ended 10/31/2017	Year ended 10/31/2016
Net asset value, beginning of period	$31.99	$26.69	$28.09	$25.11	$15.92	$21.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	–(iii)	0.01	(0.09)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	5.46	7.25	0.47	3.82	9.30	(2.37)
Total from investment operations	5.42	7.25	0.48	3.73	9.19	(2.45)
Dividends from net investment income	–	(0.04)	–	–	–	–
Distributions from net realized gains	(3.75)	(1.91)	(1.88)	(0.75)	–	(3.39)
Net asset value, end of period	$33.66	$31.99	$26.69	$28.09	$25.11	$15.92
Total return(iv)	17.55%	28.50%	2.34%	15.32%	57.73%	(13.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$167,249	$131,109	$77,023	$57,640	$25,644	$4,980
Ratio of gross expenses to average net assets	0.69%	0.71%	0.79%	0.84%	1.12%	1.16%
Ratio of expense reimbursements to average net assets	–	–	(0.04)%	(0.06)%	(0.13)%	(0.17)%
Ratio of net expenses to average net assets	0.69%	0.71%	0.75%	0.78%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.01)%	0.02%	(0.32)%	(0.48)%	(0.45)%
Portfolio turnover rate	58.30%	131.29%	148.78%	89.73%	106.66%	93.49%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii)	Amount was computed based on average shares outstanding during the period.

(iii)	Amount was less than $0.005 per share.

(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in eleven series — Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long- term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, P-2, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, P, P-2, Y and Z shares are sold to investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

The Board of Trustees of the Trust (the "Board") has authorized a partial closing of the Alger Small Cap Focus Fund effective July 31, 2019. Class A, C, I and Z shares are available for purchase by existing shareholders who maintain open accounts and new investors that utilize certain retirement record keeping platforms identified by Fred Alger & Company, LLC, the Fund’s distributor. Class I shares are also available for purchase by investors who transact with certain brokers identified by the distributor. Class Y shares remain open to all qualifying investors and Class Z Shares are generally subject to a minimum initial investment of $500,000.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

On March 1, 2021, Class P-2 shares of the Alger 25 Fund were converted into Class P shares. Immediately thereafter, Class P shares of the Alger 25 Fund were reclassified as Class Z shares.

The Class Y shares of Alger Mid Cap Focus Fund launched on February 26, 2021.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board and described further herein.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

Valuation processes are determined by a Valuation Committee (“Committee”) authorized by the Board and comprised of representatives of the Trust’s investment adviser and officers  of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving the valuation policy and procedures.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (“Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-
U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2021.

(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2017-2020. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2021, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.75%
Alger 25 Fund(f)	0.45	—	—	—	—	0.45
Alger 35 Fund(c)	0.30-0.80	—	—	—	—	0.30
Alger Growth & Income Fund(b)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(d)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(e)	0.70	0.50	—	—	—	0.58

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Weatherbie Specialized Growth Fund(d)	0.81	0.75	—	—	—	0.80
Alger Small Cap Growth Fund(d)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(b)	0.75	—	—	—	—	0.75
Alger International Focus Fund(d)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(b)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) The management fee paid to Alger Management is the lesser of (i) an annual rate of 0.45% of average daily net assets; and (ii) a fulcrum fee consisting of a base fee at an annual rate of 0.55% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%. Prior to December 18, 2020, the management fee paid to Alger Management consisted of the fulcrum fee only.

(d) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(e) Tier 1 rate is paid on assets up to $250 million and Tier 2 rate is paid on assets in excess of $250 million. Prior to November 1, 2020, the Tier 1 rate was paid on all assets.

(f) Tier 1 rate is paid on all assets. Prior to November 1, 2020, the management fee paid to Alger Management consisted of a base fee at an annual rate of 0.55% of the Fund's average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.25% based upon the Fund's performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.30% and a maximum total fee of 0.80%.

The sub-advisor to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Advisor”), an affiliate of Alger Management, is paid a fee, out of the management fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2021, Alger Management paid a sub-advisory fee of $3,668,076 to Weatherbie.

Alger Management has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) for certain Funds through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses exceed the rates, based on average daily net assets, listed in the table below:

	CLASS						FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Y	Z		APRIL 30, 2021
Alger Capital Appreciation Fund	–	–	–	–	0.85	%(a)	$22,143
Alger Growth & Income Fund	–	–	–	–	–(b	)	485
Alger Mid Cap Growth Fund	–	–	–	–	0.99(c	)	–

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	CLASS						FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Y	Z		APRIL 30, 2021
Alger Mid Cap Focus Fund	–	–	1.20%	0.69%	0.99		247
Alger Weatherbie Specialized Growth Fund	–	–	–	0.87	–(d	)	5,632
Alger Small Cap Growth Fund	–	–	–	–	0.99		–
Alger Small Cap Focus Fund	–	–	–	0.85	–		6,667
Alger International Focus Fund	–	–	1.25	–	0.89		5,323
Alger Health Sciences Fund	–	–	–	–	0.75		–

(a) Prior to March 1, 2021, Alger Capital Appreciation Fund, Class Z, did not have an expense cap.

(b) Prior to March 1, 2021, the expense cap for Alger Growth & Income Fund, Class Z, was 0.69%.

(c) Prior to March 1, 2021, the expense cap for Alger Mid Cap Growth Fund, Class Z, was 1.05%.

(d) Prior to March 1, 2021, the expense cap for Alger Weatherbie Specialized Growth Fund, Class Z, was 0.99%.

Alger Management may, during the term of the contract, recoup any fees waived or expenses reimbursed for share classes A, C, I, Y and Z pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by Alger Management, after repayment of the recoupment is taken into account. For the period ended April 30, 2021, the recoupments made by the Funds to the Investment Manager for the Alger Capital Appreciation Fund, Alger Weatherbie Specialized Growth Fund and Alger Small Cap Focus Fund, were $23,197, $65 and $7,951, respectively.

Alger Management has also agreed to limit expenses of the Class Z shares of Alger 25 Fund and the Class P and Class P-2 shares of Alger 35 Fund, for the life of the applicable Funds, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees (and sub-transfer agency fees and shareholder service fees for Class P-2 shares of Alger 35 Fund) exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 25 Fund and Alger 35 Fund were $55,798 and $59,742, respectively, for the six months ended April 30, 2021.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $76,813, $24,214 and $97,661, respectively, for the six months ended April 30, 2021.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust's Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, the Funds’ distributor and an affiliate of Alger Management (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class A shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2021, such excess carried forward was $11,932,120, $18,817,043 and $18,587,057 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2021, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	8,670
Alger Growth & Income Fund	404
Alger Mid Cap Growth Fund	4,311
Alger Weatherbie Specialized Growth Fund	16,859
Alger Small Cap Growth Fund	17,985
Alger Small Cap Focus Fund	3,340

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

CONTINGENT DEFERRED SALES CHARGES
Alger International Focus Fund	367
Alger Health Sciences Fund	1,985

(e) Brokerage Commissions: During the six months ended April 30, 2021, the Alger Capital Appreciation Fund, Alger 25 Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund paid Alger LLC, $171,349, $2,611, $4,161, $36,090, $117,783, $37,758, $248,528 and $21,242, respectively in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P, Class P-2, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2021, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund, $491,688,
$18,494, $25,754, $4,376, $90,615, $32,898, $461,993, $13,905 and $35,415, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“Independent Trustee”) receives a fee of $142,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2021, each Independent Trustee received a fee of $134,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board received additional compensation of $20,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee received a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h)  Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or Weatherbie. For the six months ended April 30, 2021, these purchases and sales were as follows:

	Purchases	Sales	Realized gain
Alger 25 Fund	$170,917	$—	$—

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. As of April 30, 2021, Alger Capital Appreciation Fund borrowed $5,851,508, including interest, from Alger Small Cap Focus Fund at a rate of 1.06%, which was payable May 3, 2021.

During the six months ended April 30, 2021, the Alger Capital Appreciation Fund, Alger 25 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, and Alger Health Sciences Fund incurred interfund loan interest expenses of $12,810, $10, $27, $282 and
$136, respectively, and Alger Small Cap Focus Fund earned interfund loan interest income of $43,052, which are included in interest in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2021, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Capital Appreciation Fund	73,980	—	—	—	—	32,186
Alger 25 Fund	—	—	—	—	—	260,385
Alger 35 Fund	—	—	890,902	11,388	—	—
Alger Growth & Income Fund	—	—	—	—	—	32,241
Alger Mid Cap Growth Fund	—	—	—	—	—	116,462
Alger Mid Cap Focus Fund	—	100,035	—	—	4,843	938,986
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	—	88,731
Alger Small Cap Focus Fund	—	—	—	—	787	326,257
Alger International Focus Fund	—	—	—	—	—	63,226

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	I	P	P-2	Y	Z
Alger Health Sciences Fund	—	—	—	—	—	5,232

(k) Shareholder Servicing Fees: In connection with the shareholder servicing activities of Alger LLC in respect of the Alger 35 Fund’s Class P-2 Shares, the Trust has adopted a shareholder servicing arrangement (the “Shareholder Servicing Plan”) on behalf of the Alger 35 Fund. The Shareholder Servicing Plan authorizes the Trust to pay Alger LLC, on behalf of Alger 35 Fund, a shareholder servicing fee computed at an annual rate of up to 0.08% of the average daily net assets allocable to the Class P-2 Shares, as the case may be, of the Alger 35 Fund, and such fee shall be charged only to that class. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities and forward foreign currency contracts, for the six months ended April 30, 2021:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$1,292,029,172	$2,107,260,673
Alger 25 Fund	11,207,577	11,860,538
Alger 35 Fund	14,545,356	12,627,789
Alger Growth & Income Fund	5,163,093	7,383,797
Alger Mid Cap Growth Fund	265,796,827	264,601,699
Alger Mid Cap Focus Fund	1,088,307,337	861,213,325
Alger Weatherbie Specialized Growth Fund	606,234,412	344,816,785
Alger Small Cap Growth Fund	296,559,831	127,318,144
Alger Small Cap Focus Fund	2,968,041,648	2,353,511,258
Alger International Focus Fund	85,816,235	79,970,469
Alger Health Sciences Fund	183,836,208	174,998,373

The following table summarizes each applicable Funds’ securities lending agreements by counterparty which are subject to rights of offset as of April 30, 2021.

Alger Growth & Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value on Non- Cash Collateral Received	Net Amount(b)

Barclays Capital, Inc.	$744,865	$744,865	—	—
HSBC Bank PLC	534,750	534,750	—	—
Total	$1,279,615	$1,279,615	—	—

(a) Collateral with a value of $1,306,695 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.

(b) The market value of loaned securities is determined as of April 30, 2021. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlements of securities transactions.

The market value of any securities on loan, all of which are classified as equity securities in each applicable Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value and collateral on securities loaned at value, respectively. As of April 30, 2021, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, Brown Brothers Harriman & Co., if any, is disclosed in the Schedule of Investments.

NOTE 5 — Borrowing:

The Funds may borrow from the Brown Brothers Harriman & Co., the Funds' Custodian (the "Custodian") on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2021, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$2,921,928	1.27%
Alger 25 Fund	20,561	2.52
Alger Growth & Income Fund	5,126	1.06
Alger Mid Cap Growth Fund	70,058	1.34
Alger International Focus Fund	39,717	2.11
Alger Health Sciences Fund	91,424	1.87

The highest amount borrowed from the Custodian and other funds during the six months ended April 30, 2021 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$39,902,000
Alger 25 Fund	763,441
Alger Growth & Income Fund	420,000
Alger Mid Cap Growth Fund	4,076,338
Alger International Focus Fund	1,834,879
Alger Health Sciences Fund	3,262,529

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eleven series. Each series is divided into separate classes. During the period ended April 30, 2021 and the year ended October 31, 2020, transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	3,338,600	$113,398,071	7,180,370	$211,280,486
Shares converted from Class B	—	—	24,727	668,188
Shares converted from Class C	171,695	5,946,431	86,714	2,362,603
Dividends reinvested	4,906,588	160,052,886	2,937,814	78,087,090
Shares redeemed	(6,067,796)	(211,217,632)	(14,430,334)	(419,690,482)
Net increase (decrease)	2,349,087	$68,179,756	(4,200,709)	$(127,292,115)
Class B:*
Shares sold	—	$—	15,128	$302,171
Shares converted to Class A	—	—	(33,469)	(668,188)
Dividends reinvested	—	—	41,410	807,917
Shares redeemed	—	—	(457,984)	(9,741,707)
Net decrease	—	$—	(434,915)	$(9,299,807)
Class C:
Shares sold	455,259	$10,860,103	899,144	$19,063,091
Shares converted to Class A	(248,101)	(5,946,431)	(117,059)	(2,362,603)
Dividends reinvested	1,702,418	38,406,557	934,025	18,353,590
Shares redeemed	(1,347,115)	(32,127,134)	(4,104,569)	(90,979,418)
Net increase (decrease)	562,461	$11,193,095	(2,388,459)	$(55,925,340)
Class Z:
Shares sold	5,431,383	$195,683,078	11,841,043	$364,289,219
Dividends reinvested	4,753,533	162,570,831	3,577,911	98,750,345
Shares redeemed	(22,031,439)	(835,711,155)	(13,775,650)	(416,349,095)
Net increase (decrease)	(11,846,523)	$(477,457,246)	1,643,304	$46,690,469

Alger 25 Fund**
Class P-2:
Shares sold	1,321	$24,975	32,610	$448,449
Shares converted to Class Z	(31,131)	(563,291)	—	—
Dividends reinvested	2,010	35,314	98	1,252
Shares redeemed	(12,009)	(212,776)	(11,163)	(143,979)
Net increase (decrease)	(39,809)	$(715,778)	21,545	$305,722
Class Z:
Shares sold	42,781	$768,292	193,007	$2,433,323
Shares converted from Class P-2	31,131	563,291	—	—
Dividends reinvested	70,110	1,228,325	10,217	130,985
Shares redeemed	(51,794)	(927,024)	—	—
Net increase	92,228	$1,632,884	203,224	$2,564,308

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 35 Fund
Class P:
Shares sold	192,476	$3,393,452	28,618	$350,000
Dividends reinvested	9,316	159,019	42	508
Net increase	201,792	$3,552,471	28,660	$350,508
Class P-2:
Shares sold	6,312	$117,410	14,559	$236,787
Dividends reinvested	1,273	21,760	—	—
Shares redeemed	(1,850)	(32,207)	(9,868)	(163,136)
Net increase	5,735	$106,963	4,691	$73,651

Alger Growth & Income Fund
Class A:
Shares sold	77,576	$4,004,278	166,028	$7,230,027
Shares converted from Class C	7,605	393,411	5,418	230,594
Dividends reinvested	28,424	1,404,493	79,229	3,448,814
Shares redeemed	(101,765)	(5,158,035)	(278,890)	(12,011,731)
Net increase (decrease)	11,840	$644,147	(28,215)	$(1,102,296)
Class C:
Shares sold	20,057	$991,965	52,246	$2,232,137
Shares converted to Class A	(7,724)	(393,411)	(5,503)	(230,594)
Dividends reinvested	4,606	223,482	14,947	643,564
Shares redeemed	(32,424)	(1,628,280)	(106,117)	(4,396,795)
Net decrease	(15,485)	$(806,244)	(44,427)	$(1,751,688)
Class Z:
Shares sold	108,332	$5,570,457	123,441	$5,384,534
Dividends reinvested	9,200	455,278	28,083	1,221,091
Shares redeemed	(91,808)	(4,720,324)	(276,987)	(10,439,155)
Net increase (decrease)	25,724	$1,305,411	(125,463)	$(3,833,530)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	587,724	$13,014,633	683,420	$11,230,660
Shares converted from Class B	30,596	666,704	697,095	10,686,941
Shares converted from Class C	13,175	308,974	5,184	80,661
Dividends reinvested	919,277	19,139,352	718,109	10,161,234
Shares redeemed	(815,085)	(17,818,910)	(1,774,141)	(27,259,364)
Net increase	735,687	$15,310,753	329,667	$4,900,132
Class B:
Shares sold	7,066	$120,445	766,194	$8,988,482
Shares converted to Class A	(41,005)	(666,704)	(901,373)	(10,686,941)
Dividends reinvested	139,453	2,141,998	123,931	1,335,978
Shares redeemed	(77,209)	(1,252,393)	(132,984)	(1,542,833)
Net increase (decrease)	28,305	$343,346	(144,232)	$(1,905,314)
Class C:
Shares sold	87,536	$1,401,040	110,698	$1,351,444
Shares converted to Class A	(18,412)	(308,974)	(6,962)	(80,661)
Dividends reinvested	55,517	822,766	43,750	461,119
Shares redeemed	(47,875)	(763,112)	(279,162)	(3,292,499)
Net increase (decrease)	76,766	$1,151,720	(131,676)	$(1,560,597)
Class Z:
Shares sold	651,817	$14,438,557	383,063	$6,586,907
Dividends reinvested	96,479	2,049,208	56,154	806,942
Shares redeemed	(107,071)	(2,390,945)	(243,910)	(3,731,436)
Net increase	641,225	$14,096,820	195,307	$3,662,413

Alger Mid Cap Focus Fund
Class I:
Shares sold	2,196,020	$42,380,929	5,205,360	$63,455,538
Dividends reinvested	68,847	1,263,336	—	—
Shares redeemed	(938,418)	(18,015,132)	(923,353)	(12,609,650)
Net increase	1,326,449	$25,629,133	4,282,007	$50,845,888
Class Y:***
Shares sold	4,843	$100,000	—	$—
Net increase	4,843	$100,000	—	$—
Class Z:
Shares sold	13,955,352	$274,774,973	18,710,358	$255,789,347
Dividends reinvested	320,018	5,894,736	—	—
Shares redeemed	(3,550,891)	(69,357,310)	(1,312,798)	(18,447,018)
Net increase	10,724,479	$211,312,399	17,397,560	$237,342,329

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	1,856,491	$39,243,434	4,404,952	$68,046,713
Shares converted from Class C	60,528	1,357,035	52,158	747,539
Dividends reinvested	438,351	8,823,989	393,895	5,475,142
Shares redeemed	(1,806,736)	(37,676,156)	(5,400,289)	(79,168,629)
Net increase (decrease)	548,634	$11,748,302	(549,284)	$(4,899,235)
Class C:
Shares sold	1,240,128	$17,194,578	1,895,581	$18,949,256
Shares converted to Class A	(94,065)	(1,357,035)	(78,426)	(747,539)
Dividends reinvested	412,371	5,331,953	290,701	2,683,170
Shares redeemed	(631,737)	(8,719,285)	(1,491,233)	(14,469,003)
Net increase	926,697	$12,450,211	616,623	$6,415,884
Class I:
Shares sold	753,319	$16,515,364	3,499,097	$52,548,644
Dividends reinvested	127,810	2,646,953	139,279	1,988,908
Shares redeemed	(1,507,345)	(32,490,186)	(4,238,615)	(65,406,834)
Net decrease	(626,216)	$(13,327,869)	(600,239)	$(10,869,282)
Class Y:
Shares sold	381,572	$8,541,590	1,210,303	$17,155,111
Dividends reinvested	45,583	957,251	22,542	325,051
Shares redeemed	(190,540)	(4,268,239)	(370,845)	(5,562,734)
Net increase	236,615	$5,230,602	862,000	$11,917,428
Class Z:
Shares sold	15,576,398	$357,000,837	22,656,106	$368,505,246
Dividends reinvested	1,449,362	31,335,211	759,385	11,261,680
Shares redeemed	(5,575,238)	(127,675,793)	(10,331,118)	(159,208,355)
Net increase	11,450,522	$260,660,255	13,084,373	$220,558,571

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	3,117,146	$48,384,641	4,331,791	$48,331,960
Shares converted from Class B	5,145	76,073	191,239	1,931,695
Shares converted from Class C	5,860	96,140	12,551	123,962
Dividends reinvested	69,155	1,020,044	703,588	6,494,119
Shares redeemed	(1,816,500)	(27,489,940)	(2,811,745)	(29,568,530)
Net increase	1,380,806	$22,086,958	2,427,424	$27,313,206
Class B:
Shares sold	11,886	$132,647	180,405	$1,256,084
Shares converted to Class A	(7,305)	(76,073)	(267,059)	(1,931,695)
Dividends reinvested	3,844	39,897	53,607	348,979
Shares redeemed	(49,208)	(536,938)	(64,535)	(476,066)
Net decrease	(40,783)	$(440,467)	(97,582)	$(802,698)
Class C:
Shares sold	1,553,291	$16,104,647	1,594,809	$12,146,901
Shares converted to Class A	(8,780)	(96,140)	(18,581)	(123,962)
Dividends reinvested	17,615	173,504	72,948	454,464
Shares redeemed	(255,447)	(2,695,834)	(439,985)	(3,067,814)
Net increase	1,306,679	$13,486,177	1,209,191	$9,409,589
Class Z:
Shares sold	11,082,296	$178,412,557	13,634,150	$160,892,760
Dividends reinvested	71,444	1,096,671	136,279	1,304,192
Shares redeemed	(3,430,638)	(55,988,979)	(2,343,101)	(26,604,569)
Net increase	7,723,102	$123,520,249	11,427,328	$135,592,383

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	1,873,439	$59,421,352	5,208,591	$117,294,890
Shares converted from Class C	8,767	308,103	2,966	67,602
Dividends reinvested	—	—	535,855	11,038,609
Shares redeemed	(3,003,549)	(93,014,608)	(10,396,362)	(218,897,878)
Net decrease	(1,121,343)	$(33,285,153)	(4,648,950)	$(90,496,777)
Class C:
Shares sold	298,101	$8,361,530	854,346	$17,176,073
Shares converted to Class A	(9,844)	(308,103)	(3,312)	(67,602)
Dividends reinvested	—	—	213,864	3,956,482
Shares redeemed	(688,943)	(19,525,978)	(2,357,386)	(45,373,121)
Net decrease	(400,686)	$(11,472,551)	(1,292,488)	$(24,308,168)
Class I:
Shares sold	3,822,854	$123,922,967	11,716,100	$270,460,844
Dividends reinvested	—	—	497,619	10,524,647
Shares redeemed	(3,475,110)	(109,478,419)	(21,124,546)	(507,666,465)
Net increase (decrease)	347,744	$14,444,548	(8,910,827)	$(226,680,974)
Class Y:
Shares sold	3,746,963	$122,646,730	8,822,105	$207,222,610
Dividends reinvested	—	—	133,682	2,868,815
Shares redeemed	(2,077,847)	(67,012,701)	(3,784,003)	(89,917,556)
Net increase	1,669,116	$55,634,029	5,171,784	$120,173,869
Class Z:
Shares sold	53,967,235	$1,782,362,655	91,276,709	$2,183,836,177
Dividends reinvested	—	—	2,555,372	54,838,281
Shares redeemed	(25,842,487)	(851,852,705)	(47,965,380)	(1,093,715,206)
Net increase	28,124,748	$930,509,950	45,866,701	$1,144,959,252

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	181,635	$4,072,094	289,777	$4,740,621
Shares converted from Class B	8,276	180,758	442,500	7,095,292
Shares converted from Class C	8,384	196,435	2,852	45,483
Dividends reinvested	—	—	249,682	3,957,495
Shares redeemed	(270,821)	(6,003,655)	(1,013,866)	(16,405,429)
Net decrease	(72,526)	$(1,554,368)	(29,055)	$(566,538)
Class B:
Shares sold	21,757	$376,159	430,047	$6,099,558
Shares converted to Class A	(9,541)	(180,758)	(510,496)	(7,095,292)
Dividends reinvested	—	—	48,677	667,850
Shares redeemed	(66,148)	(1,287,046)	(143,024)	(1,989,352)
Net decrease	(53,932)	$(1,091,645)	(174,796)	$(2,317,236)
Class C:
Shares sold	43,018	$799,992	17,191	$234,371
Shares converted to Class A	(10,006)	(196,435)	(3,383)	(45,483)
Dividends reinvested	—	—	8,313	111,390
Shares redeemed	(11,713)	(218,797)	(120,921)	(1,705,693)
Net increase (decrease)	21,299	$384,760	(98,800)	$(1,405,415)
Class I:
Shares sold	13,840	$321,196	9,635	$142,072
Dividends reinvested	—	—	2,417	38,342
Shares redeemed	(18,754)	(402,860)	(40,160)	(639,872)
Net decrease	(4,914)	$(81,664)	(28,108)	$(459,458)
Class Z:
Shares sold	476,592	$10,653,351	258,994	$4,789,619
Dividends reinvested	—	—	35,504	567,345
Shares redeemed	(57,650)	(1,270,716)	(484,662)	(6,975,611)
Net increase (decrease)	418,942	$9,382,635	(190,164)	$(1,618,647)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2021		FOR THE YEAR ENDED OCTOBER 31, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	441,793	$14,632,727	854,557	$24,745,630
Shares converted from Class C	5,163	178,698	7,001	187,283
Dividends reinvested	417,349	13,167,374	248,077	6,740,256
Shares redeemed	(610,179)	(20,154,862)	(1,151,412)	(32,912,494)
Net increase (decrease)	254,126	$7,823,937	(41,777)	$(1,239,325)
Class C:
Shares sold	111,037	$2,638,465	153,760	$3,349,184
Shares converted to Class A	(7,205)	(178,698)	(9,237)	(187,283)
Dividends reinvested	82,622	1,869,733	43,515	889,878
Shares redeemed	(77,757)	(1,842,089)	(224,816)	(4,738,890)
Net increase (decrease)	108,697	$2,487,411	(36,778)	$(687,111)
Class Z:
Shares sold	1,681,079	$56,156,584	4,814,272	$133,968,058
Dividends reinvested	490,804	15,627,187	201,739	5,507,481
Shares redeemed	(1,300,860)	(42,450,567)	(3,803,485)	(114,672,656)
Net increase	871,023	$29,333,204	1,212,526	$24,802,883

*	Class B Shares of Alger Capital Appreciation Fund were closed on June 1, 2020.
**	On March 1, 2021, Class P-2 Shares of Alger 25 Fund were converted into Class P Shares of the Fund. Immediately thereafter, Class P Shares of Alger 25 Fund were reclassified as Class Z Shares.
***	Inception date February 26, 2021.

NOTE 7 — Income Tax Information:

At October 31, 2020, Alger Small Cap Focus Fund and Alger International Focus Fund, for federal income tax purposes, had capital loss carryforwards of $58,079,170 and $13,431,827, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2021 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$430,817,708	$430,817,708	$—	$—
Consumer Discretionary	686,684,095	640,055,201	43,534,378	3,094,516
Consumer Staples	39,345,877	39,345,877	—	—
Financials	113,916,004	113,916,004	—	—
Healthcare	248,156,626	248,156,626	—	—
Industrials	165,974,835	165,974,835	—	—
Information Technology	1,439,017,945	1,439,017,945	—	—
Materials	36,771,826	36,771,826	—	—
TOTAL COMMON STOCKS	$3,160,684,916	$3,114,056,022	$43,534,378	$3,094,516
REAL ESTATE INVESTMENT TRUST
Real Estate	7,057,268	7,057,268	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,775,000	—	—	2,775,000
TOTAL INVESTMENTS IN SECURITIES	$3,170,517,184	$3,121,113,290	$43,534,378	$5,869,516

Alger 25 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$3,749,430	$3,749,430	$—	$—
Consumer Discretionary	4,799,854	4,799,854	—	—
Consumer Staples	434,335	434,335	—	—
Financials	1,130,179	1,130,179	—	—
Healthcare	2,911,616	2,911,616	—	—
Industrials	1,145,408	1,145,408	—	—
Information Technology	12,446,872	12,446,872	—	—
TOTAL COMMON STOCKS	$26,617,694	$26,617,694	$—	$—
TOTAL INVESTMENTS IN SECURITIES	$26,617,694	$26,617,694	$—	$—

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$2,885,098	$2,885,098	$—	$—
Consumer Discretionary	3,289,157	3,289,157	—	—
Consumer Staples	706,644	706,644	—	—
Financials	539,072	539,072	—	—
Healthcare	2,651,003	2,651,003	—	—
Industrials	1,118,110	1,118,110	—	—
Information Technology	8,147,394	8,147,394	—	—
TOTAL COMMON STOCKS	$19,336,478	$19,336,478	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	370,455	370,455	—	—
TOTAL INVESTMENTS IN SECURITIES	$19,706,933	$19,706,933	$—	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$18,304,753	$18,304,753	$—	$—
Consumer Discretionary	11,088,421	11,088,421	—	—
Consumer Staples	9,517,099	9,517,099	—	—
Energy	3,696,350	3,696,350	—	—
Financials	19,828,724	19,828,724	—	—
Healthcare	18,021,779	18,021,779	—	—
Industrials	8,825,789	8,825,789	—	—
Information Technology	35,708,292	35,708,292	—	—
Materials	2,531,694	2,531,694	—	—
Utilities	1,731,534	1,731,534	—	—
TOTAL COMMON STOCKS	$129,254,435	$129,254,435	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	726,053	726,053	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,095,693	1,095,693	—	—
Real Estate	6,130,977	6,130,977	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$7,226,670	$7,226,670	$—	$—
SHORT—TERM INVESTMENTS
Money Market Fund	1,306,695	1,306,695	—	—
TOTAL INVESTMENTS IN SECURITIES	$138,513,853	$138,513,853	$—	$—

Alger Mid Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$25,103,202	$25,103,202	$—	$—
Consumer Discretionary	59,039,875	54,441,312	4,598,563	—
Consumer Staples	4,028,129	4,028,129	—	—
Financials	6,914,565	6,914,565	—	—
Healthcare	62,013,224	62,013,224	—	—
Industrials	34,326,179	34,326,179	—	—
Information Technology	96,162,798	96,162,798	—	—
TOTAL COMMON STOCKS	$287,587,972	$282,989,409	$4,598,563	$—
PREFERRED STOCKS
Healthcare	32,942	—	—	32,942
WARRANTS
Healthcare	4,952,737	—	4,952,737	—
RIGHTS
Healthcare	491,755	—	—	491,755
REAL ESTATE INVESTMENT TRUST
Real Estate	10,241,733	10,241,733	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	1,675,000	—	—	1,675,000
TOTAL INVESTMENTS IN SECURITIES	$304,982,139	$293,231,142	$9,551,300	$2,199,697

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$25,832,776	$25,832,776	$—	$—
Consumer Discretionary	135,879,103	135,879,103	—	—
Consumer Staples	22,811,517	22,811,517	—	—
Energy	14,406,660	14,406,660	—	—
Financials	32,837,964	32,837,964	—	—
Healthcare	122,560,620	122,560,620	—	—
Industrials	130,644,280	130,644,280	—	—
Information Technology	223,119,953	223,119,953	—	—
Materials	9,496,236	9,496,236	—	—
TOTAL COMMON STOCKS	$717,589,109	$717,589,109	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	9,881,027	9,881,027	—	—
TOTAL INVESTMENTS IN SECURITIES	$727,470,136	$727,470,136	$—	$—

Alger Weatherbie Specialized Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$210,714,022	$210,714,022	$—	$—
Energy	36,974,527	36,974,527	—	—
Financials	287,539,707	287,539,707	—	—
Healthcare	464,796,923	464,796,923	—	—
Industrials	120,897,671	120,897,671	—	—
Information Technology	285,670,669	285,670,669	—	—
Real Estate	88,345,125	88,345,125	—	—
TOTAL COMMON STOCKS	$1,494,938,644	$1,494,938,644	$—	$—
PREFERRED STOCKS
Healthcare	34,721	$—	—	34,721
TOTAL INVESTMENTS IN SECURITIES	$1,494,973,365	$1,494,938,644	$—	$34,721

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$44,252,838	$44,252,838	$—	$—
Consumer Discretionary	97,372,904	97,372,904	—	—
Consumer Staples	18,805,289	18,805,289	—	—
Energy	6,758,128	6,758,128	—	—
Financials	12,195,867	12,195,867	—	—
Healthcare	236,913,696	236,913,696	—	—
Industrials	29,883,753	29,883,753	—	—
Information Technology	168,078,121	168,078,121	—	—
Materials	13,021,839	13,021,839	—	—
Real Estate	477,516	477,516	—	—
TOTAL COMMON STOCKS	$627,759,951	$627,759,951	$—	$—
PREFERRED STOCKS
Healthcare	7,603	—	—	7,603
RIGHTS
Healthcare	145,663	—	—	145,663
REAL ESTATE INVESTMENT TRUST
Real Estate	6,960,613	6,960,613	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,275,000	—	—	2,275,000
TOTAL INVESTMENTS IN SECURITIES	$637,148,830	$634,720,564	$—	$2,428,266

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$149,096,911	$149,096,911	$—	$—
Consumer Discretionary	745,211,720	745,211,720	—	—
Consumer Staples	115,749,439	115,749,439	—	—
Energy	76,674,062	76,674,062	—	—
Financials	64,547,507	64,547,507	—	—
Healthcare	4,091,480,046	4,091,480,046	—	—
Industrials	557,852,575	557,852,575	—	—
Information Technology	2,021,927,886	2,021,927,886	—	—
TOTAL COMMON STOCKS	$7,822,540,146	$7,822,540,146	$—	$—
RIGHTS
Healthcare	9,922	—	—	9,922
TOTAL INVESTMENTS IN SECURITIES	$7,822,550,068	$7,822,540,146	$—	$9,922

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$4,211,909	$—	$4,211,909	$—
Consumer Discretionary	43,116,145	14,441,769	28,674,376	—
Consumer Staples	7,866,794	—	7,866,794	—
Energy	4,363,204	—	4,363,204	—
Financials	22,993,864	4,694,704	18,299,160	—
Healthcare	16,681,324	5,769,719	10,911,605	—
Industrials	41,913,583	—	41,913,583	—
Information Technology	43,104,900	7,952,111	35,152,789	—
Materials	8,115,529	—	8,115,529	—
TOTAL COMMON STOCKS	$192,367,252	$32,858,303	$159,508,949	$—
TOTAL INVESTMENTS IN SECURITIES	$192,367,252	$32,858,303	$159,508,949	$—
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
Forward Foreign Currency Contracts	$(2,522)	$—	$(2,522)	$—

Alger Health Sciences Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Healthcare	$309,444,358	$303,811,275	$5,633,083	$—
Information Technology	3,320,039	3,320,039	—	—
TOTAL COMMON STOCKS	$312,764,397	$307,131,314	$5,633,083	$—
PREFERRED STOCKS
Healthcare	134,605	—	—	134,605
WARRANTS
Healthcare	5,423,102	—	5,423,102	—
RIGHTS
Healthcare	1,630,960	—	—	1,630,960
TOTAL INVESTMENTS IN SECURITIES	$319,953,064	$307,131,314	$11,056,185	$1,765,565

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2020	$5,734,338
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(2,639,822)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	3,094,516
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	(2,639,822)

Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$2,775,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	2,775,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$32,942
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	32,942
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2020	$407,141
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	84,614
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	491,755
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	84,614

Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,200,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	475,000
Sales	—
Closing balance at April 30, 2021	1,675,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$34,721
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	34,721
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2020	$7,603
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	7,603
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2020	$120,600
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	25,063
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	145,663
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	25,063

Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2020	$1,800,000
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	475,000
Sales	—
Closing balance at April 30, 2021	2,275,000
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2020	$8,214
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	1,708
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	9,922
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	1,708

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2020	$134,605
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	134,605
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2020	$1,350,327
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	280,633
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2021	1,630,960
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2021*	280,633

* Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of the Funds’ investments as of April 30, 2021. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Funds’ fair value measurements.

	Fair Value April 30, 2021	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$3,094,516	Income Approach	Discount Rate	1.00%-3.40%	N/A
Special Purpose Vehicle	2,775,000	Cost Approach	Priced at Cost	N/A	N/A
Alger Mid Cap Growth Fund
Preferred Stocks	$32,942	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	491,755	Income Approach	Discount Rate	3.40%-5.12%	N/A
			Probability of Success	0.00-100.00%	N/A
Special Purpose Vehicle	1,675,000	Cost Approach	Priced at Cost	N/A	N/A
Alger Weatherbie Specialized Growth Fund
Preferred Stocks	$34,721	Income Approach	Discount Rate	72.50%-77.50%	N/A

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2021	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Small Cap Growth Fund
Preferred Stocks	$7,603	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	145,663	Income Approach	Discount Rate	3.40%-5.12%	N/A
			Probability of Success	0.00-100.00%	N/A
Special Purpose Vehicle	2,275,000	Cost Approach	Priced at Cost	N/A	N/A
Alger Small Cap Focus Fund
Rights	$9,922	Income Approach	Discount Rate	3.40%-5.12%	N/A
			Probability of Success	0.00-100.00%	N/A
Alger Health Sciences Fund
Preferred Stocks	$134,605	Income Approach	Discount Rate	72.50%-77.50%	N/A
Rights	1,630,960	Income Approach	Discount Rate	3.40%-5.12%	N/A
			Probability of Success	0.00-100.00%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of April 30, 2021, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign Cash and Cash Equivalents:
Alger Capital Appreciation Fund
Bank overdraft	$(54,449)	$–	$(54,449)	$–
Alger 25 Fund	373,989	–	373,989	–
Alger 35 Fund	31,191	–	31,191	–
Alger Growth & Income Fund	2,522,426	–	2,522,426	–
Collateral on securities loaned	1,306,695	–	1,306,695	–
Alger Mid Cap Growth Fund	2,601,215	–	2,601,215	–
Alger Mid Cap Focus Fund	19,829,204	–	19,829,204	–
Alger Weatherbie Specialized Growth Fund	35,180,426	–	35,180,426	–
Alger Small Cap Growth Fund	26,211,661	–	26,211,661	–
Alger Small Cap Focus Fund	535,840,161	–	535,840,161	–
Alger International Focus Fund	7,150,284	–	7,150,284	–
Alger Health Sciences Fund	4,778,031	–	4,778,031	–

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statements of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

	ASSET DERIVATIVES 2021		LIABILITY DERIVATIVES 2021
Alger International Focus Fund
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Forward Foreign Currency Contracts	–	$–	Unrealized depreciation on forward foreign currency contracts	$(2,522)
Total	–	$–		$(2,522)

For the six months ended April 30, 2021, the average notional amount of forward foreign currency contracts outstanding for Alger International Focus Fund was $396,208 based on market value. Forward foreign currency contracts were held during 1 month of the period. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2021, is as follows:

NET CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
Alger International Focus Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(2,522)
Total	$(2,522)

The Funds’ Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 25 Fund — Investing in the stock market involves certain risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons.

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio.

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness such as COVID-19 or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the period ended April 30, 2021. Information regarding the Funds’ holdings of such securities is set forth in the following table:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

						Net Change
	Value at			Dividend/		in	Value at
Security	October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2021
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	$2,775,000	$–	$–	$–	$–	$–	$2,775,000
Total	$2,775,000	$–	$–	$–	$–	$–	$2,775,000

						Net Change
	Value at			Dividend/		in	Value at
Security	October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2021
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$32,942	$–	$–	$–	$–	$–	$32,942
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,200,000	–	–	–	–	–	1,200,000
Crosslink Ventures Capital LLC, Cl. B	–	475,000	–	–	–	–	475,000
Total	$1,232,942	$475,000	$–	$–	$–	$–	$1,707,942

						Net Change
	Value at			Dividend/		in	Value at
Security	October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2021
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$34,721	$–	$–	$–	$–	$–	$34,721
Total	$34,721	$–	$–	$–	$–	$–	$34,721

						Net Change
	Value at			Dividend/		in	Value at
Security	October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2021
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$7,603	$–	$–	$–	$–	$–	$7,603
Special Purpose Vehicle
Crosslink Ventures Capital LLC, Cl. A	1,800,000	–	–	–	–	–	1,800,000
Crosslink Ventures Capital LLC, Cl. B	–	475,000	–	–	–	–	475,000
Total	$1,807,603	$475,000	$–	$–	$–	$–	$2,282,603

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

						Net Change
	Value at			Dividend/		in	Value at
Security	October 31, 2020	Purchases/ Conversion	Sales/ Conversion	Interest Income	Realized Gain (Loss)	Unrealized App(Dep)	April 30, 2021
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	$134,605	$–	$–	$–	$–	$–	$134,605
Total	$134,605	$–	$–	$–	$–	$–	$134,605

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2021, through the issuance date of the Financial Statements. The following items were noted which require recognition and/or disclosure:

The Board approved a Plan of Reorganizations dated as of February 11, 2021 (the “Plan”), adopted with respect to Alger 25 Fund and Alger 35 Fund. The Plan provides for the transfer of the Alger 25 Fund’s assets to the Alger 35 Fund in a tax-free exchange for shares of the Alger 35 Fund and the assumption by the Alger 35 Fund of the Alger 25 Fund’s stated liabilities, the distribution of such shares of the Alger 35 Fund to Alger 25 Fund shareholders and the subsequent termination of the Alger 25 Fund (the “Reorganization”). Because the Reorganization satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust, and applicable Massachusetts state and U.S. federal law (including Rule 17a-8), the Reorganization may be effected without the approval of shareholders of either fund. The Reorganization became effective after the close of business on May 7, 2021.

After the close of business on May 7, 2021, Alger 35 Fund acquired substantially all of the assets and liabilities of Alger 25 Fund in exchange for Class P shares of Alger 35 Fund (which were reclassified, upon completion of the Reorganization, Class Z shares), which were distributed to Alger 25 Fund’s shareholders. The investment portfolio of Alger 25 Fund, with a fair value of $25,885,380 and identified cost of $17,519,227 as of the date of the Reorganization, was the principal asset acquired by Alger 35 Fund. The acquisition was accomplished by a tax-free exchange of 1,536,300 shares of Alger 25 Fund, valued at $26,249,571 for 1,429,347 shares of Alger 35 Fund. The net assets of Alger 25 Fund and Alger 35 Fund immediately before the acquisition were $26,249,571 (including $8,366,153 of net unrealized appreciation) and $18,981,690, respectively. The combined net assets of Alger 35 Fund immediately following the acquisition were $45,231,261. For financial reporting purposes, assets received and shares issued by Alger 35 Fund were recorded at fair value; however the cost basis of the investments received from Alger 25 Fund was carried forward to align ongoing reporting of the Alger 35 Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Alger Management and/or its affiliates paid the expenses directly relating to the Reorganization. Assuming the acquisition had been completed on November 1, 2020, Alger 35 Fund’s pro-forma results of operations for the year ended April 30, 2021, are as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net investment loss	$(9,181)
Net realized and unrealized gain on investments in securities	9,393,195
Net increase in net assets resulting from operations	$9,384,014

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in revenue and earnings attributable to Alger 25 Fund that have been included in Alger 35 Fund’s Statement of Operations since May 7, 2021.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2020 and ending April 30, 2021 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Six Months Ended April 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2021(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,150.80	$6.19	1.16%
	Hypothetical(c)	1,000.00	1,019.04	5.81	1.16
Class C	Actual	1,000.00	1,200.20	10.37	1.90
	Hypothetical(c)	1,000.00	1,015.37	9.49	1.90
Class Z	Actual	1,000.00	1,216.50	4.56	0.83
	Hypothetical(c)	1,000.00	1,020.68	4.16	0.83

Alger 25 Fund
Class Z(d)	Actual	1,000.00	1,233.90	2.49	0.45
	Hypothetical(c)	1,000.00	1,022.56	2.26	0.45

Alger 35 Fund
Class P	Actual	$1,000.00	$1,289.90	$2.33	0.41%
	Hypothetical(c)	1,000.00	1,022.76	2.06	0.41
Class P-2	Actual	1,000.00	1,290.00	3.18	0.56
	Hypothetical(c)	1,000.00	1,022.02	2.81	0.56

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,226.30	$5.41	0.98%
	Hypothetical(c)	1,000.00	1,019.93	4.91	0.98
Class C	Actual	1,000.00	1,279.30	9.78	1.73
	Hypothetical(c)	1,000.00	1,016.22	8.65	1.73
Class Z	Actual	1,000.00	1,296.30	3.76	0.66
	Hypothetical(c)	1,000.00	1,021.52	3.31	0.66

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,221.30	$6.72	1.22%
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22
Class B	Actual	1,000.00	1,241.20	5.95	1.07
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07
Class C	Actual	1,000.00	1,273.90	11.33	2.01
	Hypothetical(c)	1,000.00	1,014.83	10.04	2.01
Class Z	Actual	1,000.00	1,291.30	5.23	0.92
	Hypothetical(c)	1,000.00	1,020.23	4.61	0.92

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Six Months Ended April 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2021(b)
Alger Mid Cap Focus Fund
Class I	Actual	$1,000.00	$1,348.60	$5.59	0.96%
	Hypothetical(c)	1,000.00	1,020.03	4.81	0.96
Class Y	Actual(e),(f)	1,000.00	976.30	1.18	0.69
	Hypothetical(e),(f)	1,000.00	1,007.44	1.20	0.69
Class Z	Actual	1,000.00	1,350.10	4.02	0.69
	Hypothetical(c)	1,000.00	1,021.37	3.46	0.69

Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$1,275.30	$6.77	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,331.20	11.33	1.96
	Hypothetical(c)	1,000.00	1,015.08	9.79	1.96
Class I	Actual	1,000.00	1,346.40	6.98	1.20
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class Y	Actual	1,000.00	1,349.20	5.01	0.86
	Hypothetical(c)	1,000.00	1,020.53	4.31	0.86
Class Z	Actual	1,000.00	1,348.80	5.18	0.89
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.89

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,211.90	$6.75	1.23%
	Hypothetical(c)	1,000.00	1,018.70	6.16	1.23
Class B	Actual	1,000.00	1,230.20	6.30	1.14
	Hypothetical(c)	1,000.00	1,019.14	5.71	1.14
Class C	Actual	1,000.00	1,264.60	11.17	1.99
	Hypothetical(c)	1,000.00	1,014.93	9.94	1.99
Class Z	Actual	1,000.00	1,280.50	5.26	0.93
	Hypothetical(c)	1,000.00	1,020.18	4.66	0.93

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,163.40	$6.33	1.18%
	Hypothetical(c)	1,000.00	1,018.94	5.91	1.18
Class C	Actual	1,000.00	1,213.10	10.43	1.90
	Hypothetical(c)	1,000.00	1,015.37	9.49	1.90
Class I	Actual	1,000.00	1,228.00	6.35	1.15
	Hypothetical(c)	1,000.00	1,019.09	5.76	1.15
Class Y	Actual	1,000.00	1,229.80	4.59	0.83
	Hypothetical(c)	1,000.00	1,020.68	4.16	0.83
Class Z	Actual	1,000.00	1,229.50	4.59	0.83
	Hypothetical(c)	1,000.00	1,020.68	4.16	0.83

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2020	Ending Account Value April 30, 2021	Expenses Paid During the Six Months Ended April 30, 2021(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2021(b)
Alger International Focus Fund
Class A	Actual	$1,000.00	$1,147.20	$6.60	1.24%
	Hypothetical(c)	1,000.00	1,018.65	6.21	1.24
Class B	Actual	1,000.00	1,161.20	5.52	1.03
	Hypothetical(c)	1,000.00	1,019.69	5.16	1.03
Class C	Actual	1,000.00	1,195.40	10.89	2.00
	Hypothetical(c)	1,000.00	1,014.88	9.99	2.00
Class I	Actual	1,000.00	1,211.00	6.25	1.14
	Hypothetical(c)	1,000.00	1,019.14	5.71	1.14
Class Z	Actual	1,000.00	1,212.70	4.83	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,111.90	$5.29	1.01%
	Hypothetical(c)	1,000.00	1,019.79	5.06	1.01
Class C	Actual	1,000.00	1,158.80	9.47	1.77
	Hypothetical(c)	1,000.00	1,016.02	8.85	1.77
Class Z	Actual	1,000.00	1,175.50	3.72	0.69
	Hypothetical(c)	1,000.00	1,021.37	3.46	0.69

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.

(c) 5% annual return before expenses.

(d) The Class P-2 Shares were converted into Class P Shares and renamed Class Z Shares on March 1, 2021.

(e) For the period from February 26, 2021 to April 30,2021.

(f) Beginning account value February 26, 2021.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
•  Purchase history and
•  Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?
Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust.

What we do
How does Alger protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?
We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?
Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Proxy Voting Results

A special meeting of shareholders of Alger 25 Fund was held on October 30, 2020. The purpose of the meeting was to seek shareholder approval of the following proposal: For shareholders of the Alger 25 Fund, to approve an amendment to the investment advisory agreement between Alger Management and the Trust, on behalf of the Alger 25 Fund, that removes the Alger 25 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the Alger 25 Fund (“Proposal 1”).

A special meeting of shareholders of Alger 35 Fund was held on October 30, 2020, and adjourned to December 18, 2020. The purpose of the meeting was to seek shareholder approval of the following proposal: For shareholders of the Alger 35 Fund, to approve an amendment to the investment advisory agreement between Alger Management and the Trust, on behalf of the Alger 35 Fund, that removes the Alger 35 Fund’s fulcrum fee structure and implements an advisory fee of 0.45% of average daily net assets of the Alger 35 Fund (“Proposal 2”).

Shareholders approved Proposal 1 and Proposal 2 with voting results as follows:

		Number of Votes	Percent of Votes
Proposal 1	For	1,287,181.635	100%
	Against	0	0%
	Abstain	0	0%
	Total	1,287,181.635	100%
Proposal 2	For	533,096.825	64.81%
	Against	289,456.549	35.19%
	Abstain	0	0%
	Total	822,553.374	100%

Effective November 1, 2020, the advisory fee for the Alger 25 Fund became 0.45% of average daily net assets of the Alger 25 Fund. With respect to the Alger 35 Fund, the advisory fee for the fiscal year ending October 31, 2021 is the lesser of (i) 0.45% of average daily net assets of the Alger 35 Fund; and (ii) the fulcrum fee of a minimum of 0.30% if performance matches or falls below the return of the S&P 500 Index, and a maximum of 0.80% if performance exceeds the S&P 500 Index. The advisory fee of 0.45% will become effective on November 1, 2021.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (top 5 holdings with respect to Alger 25 Fund and Alger 35 Fund) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month- end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”), the Trust established a liquidity risk management program (the “LRMP”) in December 2018 and the Board, including a majority of the Independent Trustees, appointed the Investment Manager as the administrator of the LRMP. The Board, including a majority of the Independent Trustees, formally approved the LRMP in May of 2019. The Investment Manager administers the LRMP through a Liquidity Risk Committee (the “Committee”) that is chaired by the Investment Manager’s Chief Compliance Officer, who also serves as the Trust’s Chief Compliance Officer. The Board also approved an agreement with Intercontinental Exchange (“ICE”), a third-party vendor that assists the Funds with liquidity classifications required by the Rule. The Committee is responsible for assessing the liquidity risk of the Funds, subject to the oversight of the Investment Manager. The Committee reviews daily investment classification reports, and meets quarterly to continuously monitor the Funds’ liquidity risk and the liquidity of the Funds’ underlying holdings. The Committee also performs stress testing on the Funds’ portfolios periodically throughout the year, and reports the results at the next Committee meeting.

The Board met on December 18, 2020 to review the LRMP pursuant to the Rule and at such meeting the Trust’s Chief Compliance Officer, on behalf of the Investment Manager as the administrator of the LRMP, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness during the past year (the “Report”). The Report covered the period from December 1, 2019 through November 30, 2020 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid (i.e. greater than 50% of the Fund’s portfolio is invested in highly liquid securities) under the Rule. The Report also stated that the Committee concluded that, when evaluating the effects of the COVID-19 pandemic, and given the nature of the Funds’ underlying investments as well as each Fund’s historical redemption rate, each Fund’s reasonably anticipated trade size (RATS) percentage and market price impact remained appropriate.

The Report concluded that, during the Review Period, the Trust’s LRMP operated effectively, is adequate and effectively implemented, that no material changes to the LRMP were made during the Review Period, and none were being recommended.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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Inspired by Change, Driven by Growth.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date:  June 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 21, 2021

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 21, 2021